As filed with the Securities and Exchange Commission on April 30, 1998

                                                       Registration No. 33-28551
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                        POST-EFFECTIVE AMENDMENT NO. 15

                                      to
                                   FORM S-6
                            Registration Statement
                                     Under
                          THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------

                              VARIABLE ACCOUNT C
                     OF FORTIS BENEFITS INSURANCE COMPANY
                             (Exact name of trust)

                     FORTIS BENEFITS INSURANCE COMPANY
                  (formerly Western Life Insurance Company)

                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
          (Complete address of depositor's principal executive offices)

              ---------------------------------------------------

                            RHONDA J. SCHWARTZ, ESQ.
                                P.O. Box 64284
                           St. Paul, Minnesota 55164
                (Name and complete address of agent for service

              ---------------------------------------------------

Securities Registered: Interests in Variable Account C pursuant to variable life insurance policies

It is proposed that this filing will become effective (check appropriate line):

       immediately upon filing pursuant to paragraph (b) of Rule 485.
------

  X    on May 1, 1998 pursuant to paragraph (b) of Rule 485.
------

       60 days after filing pursuant to paragraph (a) of Rule 485.
------

       on _______________ pursuant to paragraph (a) of Rule 485.
------

              ---------------------------------------------------

            This filing is made pursuant to Rules 6c-3 and 6e-3(T)
                    under the Investment Company Act of 1940

              ---------------------------------------------------

An indefinite amount of the securities being offered has been registered pursuant to a declaration under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form S-6 Registration Statement contained in File No. 33-03919. The registrant filed its Rule 24f-2 notice for the year ended December 31, 1997 on March 20, 1998.

      [LOGO]
Mailing Address:
P.O. Box 64284
St. Paul
Minnesota 55164
Street Address:
500 Bielenberg Drive
Woodbury
Minnesota 55125

Telephone:
(800) 800-2000,
Ext. 3028

       [LOGO]
    [LOGO]
and Fortis-Registered Trademark- are registered servicemarks of Fortis AMEV and Fortis AG.

95702 (5/98)

               FORTIS
               VUL 220 PROSPECTUS
                          (Flexible Premium Variable Life Insurance Policies)

                         Dated May 1, 1998

                         The flexible premium variable life insurance Policies offered by this Prospectus are issued by Fortis Benefits Insurance Company and are designed to provide
                         (1) lifetime insurance coverage on the insureds named in the Policies and (2) flexibility in connection with premium payments and death benefits. This flexibility allows an owner of a Policy to provide for changing insurance needs with a single insurance policy.
                         With respect to the Policy Value available for investment under a Policy, the Policy owner may elect to receive a rate of return based on one or more of the separate investment portfolios of Fortis Series Fund, Inc. There is no guaranteed minimum Policy Value with respect to these portfolios, and the Policy owner bears the entire investment risk that this value (or the Surrender Value) may decline to zero. Alternatively, a Policy owner may, with respect to all or part of the Policy Value, elect to receive fixed rates of return. The Policy may be fully surrendered at any time for its Surrender Value. See "Surrender and Partial Withdrawal." Generally after the first Policy year, the Policy owner may make a partial withdrawal of Surrender Value once a year. The Policy owner also may take out Policy loans and has considerable flexibility to vary the frequency and amount of premium payments. Payment of Planned Periodic Premiums will not necessarily keep a Policy from lapsing if the Surrender Value is exhausted. However, the Policy is guaranteed to stay in force if certain Minimum Premium payments are made. This guarantee will generally be for the lesser of 12 years from the Policy Date or until Age 65 (or for a shorter period of time if the insured is over Age 60 at issue, or is rated other than standard and issued after May 1, 1995). $300 is the smallest possible initial annual premium.
                         This prospectus contains detailed information about these and other Policy features, including certain restrictions and limitations which apply. This Prospectus also discusses the way in which the return earned by the Policy Value can affect a Policy's death benefit and Surrender Value.
                         As in the case of other life insurance policies, it may not be advantageous to purchase flexible premium variable life insurance as a replacement for, or in addition to, an existing flexible premium variable or other life insurance policy.
                         THESE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR ARE THEY GUARANTEED OR ENDORSED BY ANY BANK, CREDIT UNION, BROKER-DEALER OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
                         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS NOT VALID UNLESS PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS FOR FORTIS SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THAT ENTITY.
                         THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

TABLE OF CONTENTS


                                                                                  PAGE
INDEX OF DEFINED WORDS AND PHRASES..............................................     4
SUMMARY.........................................................................     5
    - Fortis Benefits/Fortis Financial Group Member.............................     5
    - Payment of Premiums.......................................................     5
    - Guaranteed Death Benefit..................................................     5
    - Allocation of Premiums Among Various Alternatives.........................     5
    - Policy Value; Policy Value Advances; Cash Value Bonuses...................     7
    - Surrenders................................................................     7
    - Charges...................................................................     7
    - Death Benefit.............................................................     8
    - Optional Insurance Benefits...............................................     8
    - Benefit at Maturity.......................................................     8
    - Policy Loans..............................................................     8
    - Settlement Options........................................................     9
    - Taxes.....................................................................     9
    - Right to Return a Policy..................................................     9
    - How to Exercise Your Rights Under a Policy................................     9
THE SEPARATE ACCOUNT AND FORTIS SERIES FUND, INC................................    10
    - The Separate Account......................................................    10
    - Financial and Performance Information.....................................    10
    - Fortis Series Fund, Inc...................................................    11
POLICY BENEFITS.................................................................    12
    - Death Benefit.............................................................    12
    - Death Benefit Options.....................................................    12
    - Accelerated Benefit Rider.................................................    12
    - Changes in Face Amount....................................................    13
    - Change in Death Benefit Option............................................    14
    - Policy Value..............................................................    15
    - Policy Value Advances and Cash Value Bonuses..............................    15
    - Calculation of Separate Account Policy Value..............................    16
    - Separate Account Net Investment Return....................................    17
PAYMENT AND ALLOCATION OF PREMIUMS..............................................    17
    - Issuance of a Policy......................................................    17
    - Premiums..................................................................    18
    - Allocation of Premiums and Policy Value...................................    20
    - Policy Lapse and Reinstatement............................................    21
CHARGES AND DEDUCTIONS..........................................................    21
    - Premium Tax and Sales Charges; Other Policy Issuance Expense Charges......    21
    - Deductions to Recover Policy Value Advances...............................    24
    - Monthly Deduction from Policy Value.......................................    24
    - Charge for Mortality and Expense Risks....................................    25
    - Miscellaneous.............................................................    26
    - Guarantee of Certain Charges..............................................    26
    - Variations of Policy Charges..............................................    26
LOAN PRIVILEGES.................................................................    26
    - Credited Rate for Policy Loans............................................    26
    - Effect of a Policy Loan...................................................    27
    - Repayment of a Loan.......................................................    27
SURRENDER AND PARTIAL WITHDRAWAL................................................    27
RIGHTS RESERVED BY FORTIS BENEFITS..............................................    28
    - Payment and Deferment.....................................................    28
DISTRIBUTION OF THE POLICIES....................................................    29
FEDERAL TAX MATTERS.............................................................    30

                                                                                  PAGE
    - Tax Status of the Policy..................................................    30
    - Taxation of Policy Benefits...............................................    30
    - Taxation of Fortis Benefits...............................................    32
OTHER POLICY PROVISIONS.........................................................    32
MANAGEMENT......................................................................    34
VOTING PRIVILEGES...............................................................    35
REPORTS.........................................................................    36
STATE REGULATION................................................................    36
LEGAL MATTERS...................................................................    36
EXPERTS.........................................................................    36
RATINGS AND RANKINGS............................................................    36
YEAR 2000 ISSUES................................................................    38
FINANCIAL STATEMENTS............................................................    38
APPENDIX A......................................................................   A-1
    - Optional Income Plans.....................................................   A-1
    - Optional Insurance Benefits...............................................   A-1
APPENDIX B......................................................................   B-1
    - Illustrations of Death Benefits, Policy Values, Surrender Values and
      Accumulated Premiums......................................................   B-1
    - Policy Value Advances.....................................................   B-2
APPENDIX C......................................................................   C-1
    - Oregon Policy Value Advances..............................................   C-1
    - New Jersey Policy Value Advances..........................................   C-1
    - New Jersey Cash Value Bonuses.............................................   C-1
APPENDIX D......................................................................   D-1
    - The General Account.......................................................   D-1
    - General Description.......................................................   D-1
    - General Account Policy Value..............................................   D-1
    - Transfers, Surrenders and Policy Loans....................................   D-1
VARIABLE UNIVERSAL LIFE SERVICE REQUEST FORM
LIFE INSURANCE SECTION 1035 EXCHANGE FORM


THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

The purpose of the Policies is to provide insurance protection for the beneficiary named therein. No claim is made that the Policies are in any way similar or comparable to a systematic investment plan of a mutual fund.

INDEX OF DEFINED WORDS AND PHRASES

Below are listed words and phrases used in this Prospectus, together with the page or pages of this Prospectus on which each is defined or explained.


                                                              PAGES

Age.........................................................      32
Alternative Death Benefit...................................      12
Contingent Deferred Sales Charge............................      22
Date of Receipt.............................................      32
Death Benefit Type A (Type "A").............................      12
Death Benefit Type B (Type "B").............................      12
Face Amount.................................................      17
Fortis Benefits.............................................       5
Fortis Series...............................................      11
General Account.............................................     D-1
Grace Period................................................      21
Guaranteed Death Benefit....................................       5
Guideline Annual Premium....................................      19
Home Office.................................................       9
Minimum Premium.............................................      19
Monthly Deduction...........................................      24
Monthly Anniversary.........................................      17
Net Amount at Risk..........................................      24
Net Cash Value..............................................      21
NYSE........................................................      17
Planned Periodic Premium....................................      18
Policy Anniversary..........................................      17
Policy Date.................................................      17
Policy Value................................................      15
Policy Value Advance........................................      15
Portfolio...................................................      11
Pro Rata Basis..............................................      24
Separate Account............................................      10
Subaccount..................................................      10
Surrender Charge............................................      23
Surrender Value.............................................       7
Valuation Date..............................................      15
Valuation Period............................................      17
1940 Act....................................................      10

SUMMARY

FORTIS BENEFITS/FORTIS FINANCIAL GROUP MEMBER


Fortis Benefits Insurance Company, the issuer of the Policies, was founded in 1910. At the end of 1997, Fortis Benefits had approximately $94 billion of total life insurance in force. Fortis Benefits is a Minnesota Corporation and is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis AMEV and 50% by Fortis AG. Fortis, Inc. manages the United States operations for these two companies.



Fortis Benefits is a member of the Fortis Financial Group, a joint effort by Fortis Benefits, Fortis Advisers, Inc., Fortis Investors, Inc. and Fortis Insurance Company, offering financial products through the management, marketing and servicing of mutual funds, annuities and life insurance products.



Fortis AMEV is a diversified financial services company headquartered in Utrecht, the Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis AMEV and Fortis AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in the Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. Fortis had approximately $167 billion in assets as of year-end 1997.


All of the guarantees and commitments under the Policies are general obligations of Fortis Benefits, regardless of whether the Policy Value has been allocated to the Separate Account or to the General Account. None of Fortis Benefits' affiliated companies has any legal obligation to back Fortis Benefits' obligations under the Policies.

PAYMENT OF PREMIUMS

At the time of Policy issuance, the Policy owner must either (1) pay in advance at least the sum of twelve monthly Minimum Premiums specified in the Policy or
(2) pay at least the initial amount under a Planned Periodic Premium payment schedule established by the Policy owner which, if followed, will result in the payment of at least the sum of such Minimum Premiums in the first Policy year. If the Planned Periodic Premium is paid monthly, the initial premium must at least equal two months' Planned Periodic Premiums. The smallest possible monthly Minimum Premium is generally $25. Thereafter, subject to the limitations described under "Payment and Allocation of Premiums--Premiums," premium payments may be made at any time and in any amount. All Policies will specify a Planned Periodic Premium, but payment of this is optional, except to the extent described above with respect to the initial premium payment.

GUARANTEED DEATH BENEFIT

A Policy is guaranteed to stay in force if, as of each Monthly Anniversary, (1) the cumulative amount of premiums paid to date, less the amount of any outstanding Policy loans and cumulative partial withdrawals at least equals (2) the cumulative monthly Minimum Premiums, assuming regular monthly payment. This guarantee will generally be for the lesser of 12 years from the Policy Date or until Age 65 (or for 5 years if Age 60 to 70 at issue). After Age 70, the guarantee is for the greater of two years or to Age 75. For Policies issued after May 1, 1995, or as soon thereafter as available in the state where the Policy is issued, the guarantee for insureds rated other than standard is for the lesser of the guarantee period for their Age or five years. The guarantee period may be shorter in some states due to state limitations. Subject to these conditions, there is in effect a "Guaranteed Death Benefit" in the amount of the Policy's then-current Face Amount and term rider coverages. The initial monthly Minimum Premiums are specified in each Policy, and additional Minimum Premium payments will be necessary to keep this guarantee in effect if the Face Amount of the Policy or rider benefits are increased. See "Guaranteed Death Benefit" under "Payment and Allocation of Premiums--Premiums."

If the Guaranteed Death Benefit is not in effect, a Policy will lapse if the Net Cash Value becomes insufficient to pay the continuing charges and deductions. See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement" and "Charges and Deductions--Premium Tax and Sales Charges; Other Policy Issuance Expense Charges." Premium payments in excess of the Planned Periodic Premium payments may therefore be necessary to keep a Policy in force.

ALLOCATION OF PREMIUMS AMONG VARIOUS ALTERNATIVES


The owner of a Policy may allocate premiums paid under a Policy to one or more of the Subaccounts of Variable Account C, a separate investment account of Fortis Benefits (see "The Separate Account and Fortis Series Fund, Inc.") and/or to Fortis Benefits' General Account. The assets in each of the current Subaccounts are invested in a separate class (or series) of stock of Fortis Series Fund, Inc. ("Fortis Series"), a "series" type of mutual fund. Each class of stock represents a separate investment Portfolio within Fortis Series. The investment Portfolios of Fortis Series which are currently available are the Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series,

International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series, Growth Stock Series, and Aggressive Growth Series.



The three new portfolios, Mid Cap Stock Series, Small Cap Value Series, and Large Cap Growth Series are available investment options for new Policies issued after May 1, 1998. However, for existing Policies issued prior to May 1, 1998, investment in these three subaccounts is not permitted until November 1, 1998, due to administrative operating systems constraints.


Premiums allocated to the General Account are held as part of Fortis Benefits' general investment assets. See Appendix D--"The General Account."

Each Portfolio has a different investment objective and is managed by Fortis Advisers, Inc. For providing investment management services to the Portfolios, Fortis Advisers, Inc. currently receives a fee from the Funds. Fortis Series Fund annual expenses, as a percentage of average net assets based on 1997 historical data, are as set out in the following table:



FORTIS SERIES ANNUAL EXPENSES (A)


                                       U.S.                                          GLOBAL
                           MONEY    GOVERNMENT   DIVERSIFIED    GLOBAL     HIGH       ASSET        ASSET
                           MARKET   SECURITIES      INCOME       BOND     YIELD    ALLOCATION   ALLOCATION
                           SERIES     SERIES        SERIES      SERIES    SERIES     SERIES       SERIES
                          --------  -----------  ------------  --------  --------  -----------  -----------
Investment Advisory and
 Management Fee..........    0.30%        0.47%         0.47%     0.75%     0.50%        0.90%        0.48%
Other Expenses...........    0.08%        0.07%         0.08%     0.35%     0.12%        0.26%        0.05%
                              ---          ---           ---       ---       ---          ---          ---
Total Fortis Series
 Operating Expenses......    0.38%        0.54%         0.55%     1.10%     0.62%        1.16%        0.53%
                              ---          ---           ---       ---       ---          ---          ---


                                    GROWTH &
                           VALUE     INCOME
                           SERIES    SERIES
                          --------  ---------
Investment Advisory and
 Management Fee..........    0.70%      0.65%
Other Expenses...........    0.13%      0.05%
                              ---        ---
Total Fortis Series
 Operating Expenses......    0.83%      0.70%
                              ---        ---



                                                                           SMALL               LARGE
                           S&P 500   BLUE CHIP                  MID CAP     CAP      GLOBAL     CAP      GROWTH    AGGRESSIVE
                            INDEX      STOCK     INTERNATIONAL   STOCK     VALUE     GROWTH    GROWTH    STOCK       GROWTH
                           SERIES      SERIES    STOCK SERIES    SERIES    SERIES    SERIES    SERIES    SERIES      SERIES
                          ---------  ----------  -------------  --------  --------  --------  --------  --------  ------------
Investment Advisory and
 Management Fee..........     0.40%       0.90%          0.85%     0.90%     0.90%     0.70%     0.90%     0.61%         0.69%
Other Expenses...........     0.11%       0.12%          0.23%     0.20%     0.20%     0.09%     0.20%     0.05%         0.07%
                               ---         ---            ---       ---       ---       ---       ---       ---           ---
Total Fortis Series
 Operating Expenses......     0.51%       1.02%          1.08%     1.10%     1.10%     0.79%     1.10%     0.66%         0.76%
                               ---         ---            ---       ---       ---       ---       ---       ---           ---


------------------------

(a) The expenses of the Mid Cap Stock Series, Small Cap Value Series and the Large Cap Growth Series are based on an estimate of 1998 expenses.



The Global Bond Series, the Global Asset Allocation Series, the S&P 500 Index Series, the Blue Chip Stock Series, the International Stock Series, the Mid Cap Stock Series, Small Cap Value Series, and the Large Cap Growth Series has each retained a sub-adviser to provide investment research, advice and supervision subject to the general control of Fortis Advisers, Inc. From its advisory fee, Fortis Advisers, Inc. pays the sub-advisers a fee at an annual rate as follows:


                                                                           ANNUAL SUB-
          SERIES             SUB-ADVISER         AVERAGE NET ASSETS       ADVISORY FEE
--------------------------  --------------  ----------------------------  -------------
Global Bond Series          Warburg         For the first $100 million     .350%
                                            For assets over $100 million   .225%
Global Asset Allocation     Morgan Stanley  For the first $100 million     .500%
Series                                      For assets over $100 million   .400%
S&P 500 Index Series        Dreyfus         All levels of assets           .170%
Blue Chip Stock Series      T. Rowe Price   For the first $100,000,000     .500%
                                            For assets over $100,000,000   .450%
International Stock Series  Lazard Freres   For the first $100 million     .450%
                                            For assets over $100 million   .375%
Mid Cap Stock Series        Dreyfus         For the first $100 million     .500%
                                            For the next $150 million      .450%
                                            For assets over $250 million   .400%
Small Cap Value Series      Berger          For the first $50 million      .500%
                            Associates      For assets over $50 million    .450%

                                                                           ANNUAL SUB-
          SERIES             SUB-ADVISER         AVERAGE NET ASSETS       ADVISORY FEE
--------------------------  --------------  ----------------------------  -------------
Large Cap Growth Series     Alliance        For the first $100 million     .500%
                                            For the next $100 million      .450%
                                            For assets over $200 million   .400%


For a full description of the Portfolios, see the prospectus for Fortis Series which accompanies this Prospectus and the Statement of Additional Information referred to therein.

A Policy owner may change allocations of future premiums at any time without charge by submitting a written request in form acceptable to Fortis Benefits, subject to certain limitations. See "Payment and Allocation of Premium--Allocation of Premiums and Policy Value." Because investment performance of a Subaccount (unlike that of the General Account) is not guaranteed by Fortis Benefits, allocation of premiums to a Subaccount increases the amount of the investment risk to the Policy owner, and allocation to the General Account decreases such risk. However, the potential benefit of the General Account is limited to the guaranteed return, plus any discretionary return declared by Fortis Benefits.

TRANSFERS OF POLICY VALUE. A Policy owner may transfer amounts among the Subaccounts at any time. Transfers may also be made at any time from a Subaccount to the General Account. The Policy owner, under Fortis Benefits' current rules, may transfer up to 50% of any unloaned Policy Value in the General Account to one or more Subaccounts. This transfer may be made only once during the Policy Year.

For additional conditions and limitations on transfers, see "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value" and Appendix D--"Transfers, Surrenders and Policy Loans."

POLICY VALUE; POLICY VALUE ADVANCES; CASH VALUE BONUSES

The "Policy Value" is the amount "at work" for the Policy owner earning a return in the Separate Account and/or in the General Account at any time. It is (1) the cumulative amount of premiums paid to date, (2) less any withdrawals and less all deductions and charges imposed to date under the Policy, (3) plus the cumulative amount of any Policy Value Advances and Cash Value Bonuses, (4) plus the cumulative net amount of positive or negative investment return earned to date on amounts allocated to the Separate Account under the Policy, (5) plus the cumulative net amount of interest earned to date on amounts held in the General Account under the Policy.

POLICY VALUE ADVANCES. Policy Value Advances will be paid by Fortis Benefits starting at the end of the seventh Policy year, if the Policy owner has met certain Minimum Premium payment requirements. If allowed in the state in which the Policy is issued these advances are guaranteed. Policy Value Advances are credited to the Policy Value, but may be subject to recovery by Fortis Benefits pursuant to subsequent monthly and daily deductions. See "Policy Benefits--Policy Value Advances and Cash Value Bonuses." See Appendix C for Policy Value Advances in Oregon and in New Jersey.

CASH VALUE BONUSES. Cash Value Bonuses will be paid by Fortis Benefits starting at the end of the ninth Policy Year if the Surrender Value is at least $25,000. If allowed in the state in which the Policy is issued these bonuses are guaranteed. See "Policy Benefits--Policy Value Advances and Cash Value Bonuses." See Appendix C for Cash Value Bonuses in New Jersey.

SURRENDERS

A Policy may be surrendered at any time for all of its Surrender Value, and part of the Surrender Value may be withdrawn up to once a year, generally after the first Policy year. See "Surrender and Partial Withdrawal." The Surrender Value is the Policy Value, less the amount of the Surrender Charge (referred to below), less the amount of any outstanding Policy loan and plus the amount of any policy loan interest paid for future periods (see"Loan Privileges"). If Death Benefit Type A is in effect, a partial withdrawal will reduce the Policy's Face Amount on a dollar-for-dollar basis.

CHARGES

In addition to Fortis Series' expenses, the following charges are imposed under the Policies:

PREMIUM TAX CHARGE. The current premium tax charge is 2.2% of all premium payments. Rather than being deducted from premium payments, this charge is assessed through periodic deductions from Policy Value, and any balance of the current premium tax charge may be deducted as part of the Surrender Charge referred to below. Periodic deductions for the current premium tax charge will not exceed $.91 per Policy each month, plus a daily deduction at an annual rate of .06124% of the Policy's net assets in the Separate Account.

SALES CHARGES. The maximum total sales charges are 19.5% of the amount of premiums paid in the first two Policy years that are not in excess of the sum of twelve monthly Minimum Premiums, plus 7.5% of all additional premiums. Rather than being deducted from premiums, sales charges are assessed through periodic deductions from Policy Value, and any balance of the sales charges may be deducted as a Contingent Deferred Sales Charge that would be included as part of the Surrender Charge. The periodic deductions for sales charges will not exceed $3.09 per Policy each month plus a daily deduction at an annual rate of .20876% of the Policy's net assets in the Separate Account.

CHARGE FOR OTHER POLICY ISSUANCE EXPENSES. This charge is $5.00 per thousand dollars of a Policy's initial Face Amount. It will be deducted, if at all, only as part of the Surrender Charge.

SURRENDER CHARGE. The maximum Surrender Charge is the sum of (1) any premium tax and sales charges not previously deducted on a monthly or daily basis, as described above, and (2) the charge for other Policy issuance expenses referred to above. The Surrender Charge (a) is imposed only if the Policy is surrendered in full or lapses before the eleventh Policy Anniversary and (b) is subject to certain maximums that decrease over time. See "Charges and Deductions--Premium Tax and Sales Charges; Other Policy Issuance Expense Charges."

ADDITIONAL CHARGES AS A RESULT OF FACE AMOUNT INCREASES. If the Policy owner requests a Face Amount increase, the Policy will be subject to additional premium tax and sales charges and a charge for issuing the Face Amount increase. These will be imposed at the same rates and in the same manner as described above for the similar charges in connection with the original Policy. See "Charges and Deductions-- Premium Tax and Sales Charges; Other Policy Issuance Expense Charges."

DEDUCTIONS TO RECOVER POLICY VALUE ADVANCES. Subject to certain conditions, Policy owners will receive credits in the nature of Policy Value Advances starting at the end of the seventh Policy year. See "Policy Benefits--Policy Value Advances and Cash Value Bonuses." While it is not Fortis Benefits' current intention to do so, Fortis Benefits reserves the right to recover such credits by imposing the following deductions made after the payment of the credits: $4.00 a month plus a daily deduction at an annual rate of .27% of the Policy's net assets in the Separate Account. These deductions would continue until their cumulative amount equals the cumulative amount of Policy Value Advances actually credited to the Policy. During any period when these deductions are made to recover the Policy Value Advances, there would be no similar monthly and daily deductions for sales expenses and premium taxes discussed above. Once the amount of any Policy Value Advances had been fully recovered, the monthly and daily deductions for premium tax and sales charges would resume. In no event would a deduction be made to recover Policy Value Advances if no such credit had been made. See "Charges and Deductions--Deductions to Recover Policy Value Advances."

MONTHLY DEDUCTION. The Policy Value will be reduced by a Monthly Deduction equal to the sum of (1) the monthly deduction referred to above under "Premium Tax and Sales Charges" or "Deductions to Recover Policy Value Advances," whichever may then be in effect, (2) a monthly cost of insurance charge, (3) while the Guaranteed Death Benefit is in effect, a monthly charge for such guarantee in the amount of $.01 per $1,000 of Face Amount in effect on the date of the deduction, (4) the monthly cost of any optional insurance benefits added by rider, and (5) an administrative expense charge, currently $4.50, per month. See "Charges and Deductions--Monthly Deduction From Policy Value."

RISK CHARGE. A daily charge at an annual rate of .90% of the average daily net assets attributable to Policies in each Subaccount of the Separate Account is imposed to compensate Fortis Benefits for its assumption of certain mortality and expense risks. See "Charges and Deductions--Charge for Mortality and Expense Risks."

Subject to certain limitations, the charge for cost of insurance, the monthly administrative expense charge, the premium tax charge, the charge for certain optional insurance riders, and the amount of Minimum Premiums may be increased in the future. Fortis Benefits also reserves the right to recover Policy Value Advances, and to raise the current premium tax charge assessed through periodic deductions to 2.5% and also to deduct an additional premium tax charge of up to 2.5% of each premium payment and to impose charges for other taxes that may be payable and are attributable to the policies. As to charges that may be imposed or increased in the future, see generally "Charges and Deductions."

DEATH BENEFIT

The Policy provides for the payment of a benefit upon the death of the insured pursuant to one of two options, as selected in advance by the Policy owner. Under Death Benefit Type A, the death benefit is the Face Amount of the Policy. Under Death Benefit Type B, the death benefit is the Face Amount of the Policy plus the Policy Value on the date of death. If greater than the death benefit otherwise payable under Type A or Type B, an Alternative Death Benefit equal to a multiple (determined by Age at death) of the Policy Value will be paid. See "Policy Benefits--Death Benefit." The death benefit payable will in any case be reduced by any outstanding Policy loan and any due and unpaid charges accrued during the Grace Period.

Subject to certain limitations and conditions, the Policy owner may (1) increase or (generally after the first Policy year) decrease the Face Amount of the Policy or (2) once a year, change the death benefit from Type A to Type B or from Type B to Type A. See "Changes in Face Amount" and "Change in Death Benefit Option" under "Policy Benefits." Any increase in the Face Amount or change in death benefit from Type A to Type B requires additional evidence of insurability satisfactory to Fortis Benefits. An increase in Face Amount requested by the Policy owner will result in additional charges. See "Premium Tax and Sales
Charges: Other Policy Issuance Expense Charges" and "Monthly Deduction From Policy Value" under "Charges and Deductions." A requested increase in Face Amount will also increase the monthly Minimum Premiums, See "Minimum Premiums" under "Payment and Allocation of Premiums--Premiums." Decreases in Face Amount may result in a decrease in the Surrender Charge and the monthly Minimum Premium for certain purposes. See "Policy Benefits--Changes in Face Amount."

OPTIONAL INSURANCE BENEFITS

A Policy owner has the flexibility to add optional insurance benefits by rider, to the extent available in the Policy owner's state. These optional benefits are described in Appendix A-- "Optional Insurance Benefits."

BENEFIT AT MATURITY

Unless the Policy owner exercises his option to extend the maturity date of the Policy, the Policy matures if the insured reaches age 95. See "Other Policy Provisions--Option to Extend the Maturity Date." When the Policy matures, the Policy Value, less the amount of any outstanding Policy loan, will be paid to the Policy owner, upon return of the Policy.

POLICY LOANS

A Policy owner may borrow up to 90% of the difference between the Policy Value and the amount of any then-applicable Surrender Charge. After the later of 12 years or the insured's Age 70, the Policy owner may borrow up to 100% of such difference. In Texas, the Policy owner may also borrow up to 100% of the Policy Value in the General Account, less a pro-rata portion of the Surrender Charge. The interest rate credited on loaned amounts is 5%, and the interest rate charged on loans is 6.97% per year (6.54% per year in Massachusetts), payable in advance, except to the extent that certain Policy owners may qualify for a higher credited rate for Policy loans. See "Loan Privileges--Credited Rate for Policy Loans."

SETTLEMENT OPTIONS

Any amount payable on death of the insured or other termination of a Policy may be received in cash or pursuant to one of several "settlement" options, at the election of the Policy owner or beneficiary. See Appendix A--"Optional Income Plans."

TAXES

For federal income tax purposes, under current law, Fortis Benefits believes that gains in Policy Value resulting from positive net investment returns will not be taxed to Policy owners until such gains are distributed to them.

Policy loan interest generally is not deductible for federal income tax purposes. In addition, certain Policy loans, Policy pledges, or Policy assignments may constitute taxable distribution.

Also, certain changes under a Policy (such as changes in Face Amount, death benefit option, and perhaps other changes) or payment of premiums in excess of certain amounts may have significant tax consequences. Accordingly, Policy owners are strongly encouraged to consult competent tax advisers in this regard.

For a brief discussion of these and certain other tax implications of owning a Policy, see "Federal Tax Matters."

RIGHT TO RETURN A POLICY

The Policy owner may return the Policy by delivery or by mailing postmarked within 10 days after receipt (except where the Policy or state law requires a longer period), within 45 days after he or she signs Part I of the application for insurance, or within 10 days after receipt of a Notice of Withdrawal Right, whichever is the latest, and receive a refund within 7 days. Nevertheless, under Fortis Benefits' current administrative practice, the Notice of Withdrawal Right will continue to be accepted if its Date of Receipt is not more than 20 days after Fortis Benefits releases the Policy to an active status in its processing system, pursuant to its administrative and underwriting procedures. The amount refunded will be the amount of premiums paid. See "Policy Benefits--Changes in Face Amount" for a description of similar rights to cancel any increases in Face Amount.

HOW TO EXERCISE YOUR RIGHTS UNDER A POLICY


To exercise rights under a Policy, the owner must follow the procedures stated in the Policy. To request a loan, surrender, or partial withdrawal, the owner must utilize forms prepared by Fortis Benefits for each purpose; and it is recommended that Fortis Benefits' forms also be used for making any other change or request. The forms are available from your sales representative or from Fortis Benefits at its Home Office: P.O. Box 64582, St. Paul, MN 55164, 1-800-800-2000, extension 3028. Should a request be received for a loan, surrender or partial withdrawal that is not on Fortis Benefits' form, the proper form will be sent to the Policy owner, and, in the case of a total surrender, the owner will usually be contacted, as well. The completed forms, as well as any premium payments, loan and interest payments, and all other communications should also be submitted to Fortis Benefits' Home Office.



If a Policy owner has submitted a telephone authorization form which has been received by Fortis Benefits, transfers of Policy Value may be made by telephone. The number to call for this purpose is 1-800-800-2000, extension 3028. Fortis Benefits will not be responsible for, and the Policy owner will bear the risk of loss from, oral instructions, including fraudulent instructions which are reasonably believed to be genuine. Fortis Benefits will employ reasonable procedures to confirm that telephone instructions are genuine, but if such procedures are not deemed reasonable, Fortis Benefits may be liable for any losses due to unauthorized or fraudulent instructions. Fortis Benefits' procedures are to verify address and social security number, tape record the telephone call and provide written confirmation of the transaction. Fortis Benefits reserves the right to modify, condition or terminate this telephone privilege at any time without prior notice.


A Variable Universal Life Service Request form is attached at the end of this Prospectus.

Fortis Benefits reserves the right to require return of the Policy with any request which makes a change in the Policy. After effecting the requested change, Fortis Benefits will deliver a revised Policy to the Policy owner. Currently, however, Fortis Benefits requires the Policy to be returned only on maturity, total surrender or death of the insured.

Unless the context indicates otherwise, the foregoing Summary and the discussion in the rest of this Prospectus assume that Net Cash Values are sufficient to pay all charges deducted on Monthly Anniversaries and that no Policy loans have been made.

THE SEPARATE ACCOUNT AND FORTIS SERIES FUND, INC.

THE SEPARATE ACCOUNT

The Separate Account, which is a segregated investment account of Fortis Benefits, was established as Variable Account C by Fortis Benefits pursuant to the insurance laws of Minnesota as of March 13, 1986. The Separate Account is used to fund the Policies, as well as certain other variable life insurance policies issued by Fortis Benefits. The assets allocated to the Separate Account are the property of Fortis Benefits. Although the Separate Account is an integral part of Fortis Benefits, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of the management or investment practices or policies of the Separate Account or of Fortis Benefits by the Commission.

All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Fortis Benefits. Each Policy provides that assets in the Separate Account representing reserves for variable life insurance policies shall not be chargeable with liabilities arising out of any other business of Fortis Benefits. Fortis Benefits contributed funds to establish various Subaccounts of the Separate Account and Fortis Benefits or its affiliated companies may accumulate in the Separate Account proceeds from charges under the Policies and other amounts in excess of the Separate Account assets representing Policy reserves. Fortis Benefits may from time to time transfer to its general investment assets any Separate Account assets in excess of amounts attributable to Policy reserves.
The assets in each Subaccount are invested in a distinct class (or series) of stock issued by Fortis Series, each representing a separate investment Portfolio within Fortis Series. New Subaccounts may be added as new Portfolios are added to Fortis Series and made available to Policy owners. Correspondingly, if any Portfolios are eliminated from Fortis Series, Subaccounts may be eliminated from the Separate Account.

FINANCIAL AND PERFORMANCE INFORMATION


The information presented below reflects the performance of the underlying investment portfolios of the Fortis Series Fund through December 31, 1997. Annual rates of return reflect Fortis Series Fund's expenses and investment gains and losses. They also reflect asset-based charges against the Separate Account, consisting of the .90% mortality and expense risk charge and the .27% premium tax and sales charge. They do not reflect current policy fees nor the cost of insurance or Surrender Charges. (See "Charges and Deductions" for a full description of these charges). These charges reduce the performance quoted. The example below shows the effect of all such charges that may apply to the Policy based on the performance quoted.


        NET ANNUAL RATES OF RETURN FOR ACCUMULATION UNITS OF SUBACCOUNTS

                                                                                                                  THROUGH
                                                                   CALENDAR YEAR                                  12/31/97
                                                                THROUGH DECEMBER 31                            --------------
                           INCEPTION   ----------------------------------------------------------------------           FIVE
                             DATE       1988    1989    1990    1991    1992    1993    1994    1995    1996    1997   YEARS
                                       ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Aggressive Growth........     5/94        N/A     N/A     N/A     N/A     N/A     N/A   -2.65%  28.38%   6.38%   0.24%   N/A
International Stock......     1/95        N/A     N/A     N/A     N/A     N/A     N/A     N/A   13.05%  12.68%  10.68%   N/A
Global Growth............      N/A        N/A     N/A     N/A     N/A     N/A   16.55%  -4.11%  28.97%  17.71%   5.57% 12.36%
Growth Stock.............    10/86       3.23%  34.94%  -4.23%  51.71%   1.78%   7.52%  -3.95%  26.18%  15.05%  11.11% 10.75%
Blue Chip Stock..........     5/96        N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   15.40%  25.48%   N/A
S&P Index................     5/96        N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   13.36%  30.78%   N/A
Growth & Income..........     5/94        N/A     N/A     N/A     N/A     N/A     N/A    0.95%  28.20%  20.09%  26.21%   N/A
Value....................     5/96        N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   10.61%  23.78%   N/A
Global Asset Allocation..     1/95        N/A     N/A     N/A     N/A     N/A     N/A     N/A   16.11%  11.40%  12.18%   N/A
Asset Allocation.........     4/87       2.56%  22.25%   0.82%  26.16%   5.70%   8.51%  -1.47%  20.56%  11.19%  18.84% 11.24%
Global Bond..............     1/95        N/A     N/A     N/A     N/A     N/A     N/A     N/A   17.64%   2.05%  -0.86%   N/A
High Yield...............     5/94        N/A     N/A     N/A     N/A     N/A     N/A   -1.54%  11.46%   9.22%   8.48%   N/A
Diversified Income.......     5/88        N/A   10.98%   7.60%  13.33%   5.83%  11.44%  -6.34%  15.92%   2.93%   9.16%  6.33%
U.S. Gov't Securities....    11/86       5.17%  11.74%   6.67%  13.03%   4.90%   8.18%  -7.54%  17.43%   1.00%   7.81%  5.04%
Money Market.............    11/86       5.54%   8.17%   6.61%   4.69%   2.15%   1.57%   2.70%   4.50%   3.94%   4.12%  3.36%


                           TEN YEARS
                               OR
                           AVG SINCE
                           INCEPTION
                           ----------
Aggressive Growth........     8.14%
International Stock......    12.15%
Global Growth............    12.71%
Growth Stock.............    13.12%
Blue Chip Stock..........    24.84%
S&P Index................    26.61%
Growth & Income..........    20.14%
Value....................    20.72%
Global Asset Allocation..    13.22%
Asset Allocation.........    11.12%
Global Bond..............     5.98%
High Yield...............     7.41%
Diversified Income.......     7.47%
U.S. Gov't Securities....     6.64%
Money Market.............     4.38%


------------------------------

Wall Street Series VUL220 was not offered for sale prior to December, 1989.

Example: If a male nonsmoker insured age 35 had a Policy with a Type A Death Benefit of $150,000 in which he invested $1,500 annually, the Policy would have provided the following benefits as of December 31, 1997, for the time periods and subaccounts indicated:


                                           ONE YEAR                        FIVE YEARS
                                ------------------------------   ------------------------------
                                  TOTAL      POLICY  SURRENDER     TOTAL      POLICY  SURRENDER
                                INVESTMENT   VALUE     VALUE     INVESTMENT   VALUE     VALUE
                                ----------   ------  ---------   ----------   ------  ---------
Aggressive Growth.............    $1,500     $1,156    $195           N/A        N/A      N/A
International Stock...........    $1,500     $1,348    $388           N/A        N/A      N/A
Growth Stock..................    $1,500     $1,238    $277        $7,500     $8,148   $6,850
Global Growth.................    $1,500     $1,215    $254        $7,500     $8,215   $6,919
Blue Chip Stock...............    $1,500     $1,425    $465           N/A        N/A      N/A
S&P Index.....................    $1,500     $1,464    $504           N/A        N/A      N/A
Growth & Income...............    $1,500     $1,428    $467           N/A        N/A      N/A
Value.........................    $1,500     $1,410    $449           N/A        N/A      N/A
Global Asset Allocation.......    $1,500     $1,327    $366           N/A        N/A      N/A
Asset Allocation..............    $1,500     $1,349    $388        $7,500     $8,361   $7,062
High Yield....................    $1,500     $1,252    $291           N/A        N/A      N/A
Global Bond...................    $1,500     $1,168    $207           N/A        N/A      N/A
Diversified Income............    $1,500     $1,264    $304        $7,500     $6,846   $5,541
U.S. Gov't Securities.........    $1,500     $1,247    $286        $7,500     $6,619   $5,313
Money Market..................    $1,500     $1,201    $240        $7,500     $6,259   $4,952

                                           TEN YEARS                      SINCE INCEPTION
                                -------------------------------   -------------------------------
                                  TOTAL      POLICY   SURRENDER     TOTAL      POLICY   SURRENDER
                                INVESTMENT    VALUE     VALUE     INVESTMENT    VALUE     VALUE
                                ----------   -------  ---------   ----------   -------  ---------
Aggressive Growth.............       N/A         N/A       N/A     $ 6,000     $ 5,667   $ 4,428
International Stock...........       N/A         N/A       N/A     $ 4,500     $ 4,373   $ 3,237
Growth Stock..................   $15,000     $24,241   $23,812     $18,000     $29,578   $29,578
Global Growth.................       N/A         N/A       N/A     $ 9,000     $10,453   $ 9,187
Blue Chip Stock...............       N/A         N/A       N/A     $ 3,000     $ 3,232   $ 2,164
S&P Index.....................       N/A         N/A       N/A     $ 3,000     $ 3,266   $ 2,197
Growth & Income...............       N/A         N/A       N/A     $ 6,000     $ 7,426   $ 6,190
Value.........................       N/A         N/A       N/A     $ 3,000     $ 3,091   $ 2,023
Global Asset Allocation.......       N/A         N/A       N/A     $ 4,500     $ 4,384   $ 3,248
Asset Allocation..............   $15,000     $22,587   $22,158     $16,500     $25,411   $25,197
High Yield....................       N/A         N/A       N/A     $ 6,000     $ 5,505   $ 4,263
Global Bond...................       N/A         N/A       N/A     $ 4,500     $ 3,592   $ 2,453
Diversified Income............       N/A         N/A       N/A     $15,000     $17,313   $16,884
U.S. Gov't Securities.........   $15,000     $16,306   $15,877     $18,000     $20,273   $20,273
Money Market..................   $15,000     $14,348   $13,920     $18,000     $17,784   $17,784


These benefits will differ for other insureds. They will differ according to differences in investment allocation, premium timing and amount, death benefit type and amount as well as Age and underwriting classification of the Insured. Because the Policies are insurance policies, actual performance should always be considered in context with the level of death benefit and cash values.

The performance data is historical; future performance will vary.

FORTIS SERIES FUND, INC.

Fortis Series is a "series" type of mutual fund which is registered with the Securities and Exchange Commission as a diversified open-end management investment company under the 1940 Act. Fortis Series has served as the investment medium for the Separate Account since the Separate Account commenced operations. Fortis Series is also an investment medium for Variable Account D of Fortis Benefits, through which variable annuity contracts are issued. Although Fortis Benefits does not foresee any material conflicts between the interests of Policy owners and variable annuity contract owners, Fortis Series' Board of Directors will monitor to identify any material irreconcilable conflicts that may develop and to determine what action, if any, should be taken in response. If it becomes necessary for any separate account to replace shares of any Portfolio with another investment, the Portfolio may have to liquidate securities on a disadvantageous basis.

Fortis Benefits purchases and redeems Fortis Series shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent interests in the Portfolios of Fortis Series, each of which corresponds to one of the Subaccounts of the Separate Account. Any dividend or capital gain distributions received from a Portfolio that are attributable to Policies will be reinvested in shares of that Portfolio at net asset value as of the date paid. Such distributions will have the effect of reducing the net asset value of each share of the Portfolio and increasing the number of Portfolio shares outstanding. However, the total Policy Value in the corresponding Subaccount will not change as a result of any such distribution.


Fortis Series' Portfolios are the Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series, Value Series, Growth & Income Series, S & P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series, Growth Stock Series, and Aggressive Growth Series.



The three new portfolios, Mid Cap Stock Series, Small Cap Value Series, and Large Cap Growth Series are available investment options for new Policies issued after May 1, 1998. However, for existing Policies issued prior to May 1, 1998, investment in these three subaccounts is not permitted until November 1, 1998, due to administrative operating systems constraints. A full description of the Portfolios, their investment policies and restrictions, their charges, the risks attendant to investing in them, and other aspects of their operations is contained in the prospectus for Fortis Series accompanying the Prospectus and in the Statement of Additional Information referred to therein. The complete risk disclosure in the Prospectus for the Global Asset Allocation Series, Asset Allocation Series, the High Yield Series, and the Diversified Income Series should be read before selection of them for Policy investment.

POLICY BENEFITS

DEATH BENEFIT

As long as the Policy remains in force, Fortis Benefits will, upon due proof of the insured's death and return of the Policy, pay the insurance proceeds of the Policy to the named beneficiary. Fortis Benefits will pay interest from the date of death to the date of commencement of any optional income plan or to the date of distribution at a minimum of 3 1/2% per annum. See Appendix A--"Optional Income Plans."


The insurance proceeds are: (1) the death benefit provided under Type A or Type B, whichever is in effect on the date of death, plus (2) any additional insurance on the insured's life that is provided by rider, minus (3) any outstanding Policy loan and any due and unpaid charges accruing during a Grace Period, minus (4) any amount paid as an Accelerated Benefit, plus (5) any loan interest paid by the Policy owner for periods beyond the date of death.


DEATH BENEFIT OPTIONS

The Policy owner selects one of the two below-described death benefit options in the application and can thereafter change the option once each Policy year, by written request. See "Change in Death Benefit Option," below.

TYPE A. The death benefit is equal to the Face Amount of insurance.

TYPE B. The death benefit is equal to the Face Amount of insurance plus the Policy Value at the date of death.

ALTERNATIVE DEATH BENEFIT. Under either Type A or Type B, there is an Alternative Death Benefit which applies if it provides a death benefit greater than the death benefit option chosen. The Alternative Death Benefit is a multiple of the Policy Value at the date of death as set forth in the table below.

AGE OF INSURED    MULTIPLE OF
   AT DEATH      POLICY VALUE
  40 or less             2.50
      45                 2.15
      50                 1.85
      55                 1.50
      60                 1.30
      65                 1.20
      70                 1.15
      75                 1.05
      80                 1.05
      85                 1.05
      90                 1.05
      95                 1.00

For Ages not listed, the progression between the listed Ages is constant.

Both Type A and Type B provide insurance protection, as well as possible build-up of Policy Value. Under Type A, the insurance coverage remains level unless the Alternative Death Benefit applies. Under Type B, the insurance coverage varies as the Policy Value changes.

For any Face Amount, the death benefit under Type B will be greater than or equal to that under Type A, since the Policy Value is added to the Face Amount and included in the death benefit under Type B but not under Type A. However, the cost of insurance included in the Monthly Deduction (see "Charges and Deductions--Monthly Deduction From Policy Value") will be greater, and thus the accumulation of Policy Value will be lower, under Type B than under Type A, assuming the same Face Amount and otherwise identical Policies.

ACCELERATED BENEFIT RIDER

The Accelerated Benefit Rider will be issued as a part of all Policies issued in a state that has approved such rider. The Accelerated Benefit Rider allows a Policy owner to receive benefits from the Policy that would be otherwise payable upon the death of the insured. The benefits paid under the Accelerated Benefit Rider are available when Fortis Benefits has received written notice and satisfactory proof (a certificate by a doctor) that the insured has a life expectancy of twelve months or less due to an irreversible medical condition. The benefit may vary state-by-state and a Fortis Benefits representative should be consulted as to whether, and to what extent, the rider is available in any particular state.

The Accelerated Benefit Rider allows the Policy owner to elect an accelerated payment of all or part of the death benefit under the Policy and any term insurance rider that is less than two years prior to the original expiry or maturity date. The accelerated payment will be discounted for twelve months' interest and will be reduced by any outstanding loan if not otherwise paid, multiplied by the percentage of the eligible amount which is accelerated. The interest rate discount will be equal to the lesser of (1) the applicable federal interest rate determined under Section 846 (c)(2) of the Internal Revenue Code;
(2) the current maximum statutory adjustable policy loan interest rate; or (3) 10%. Fortis Benefits can furnish details about the amount of the benefit under the Accelerated Benefit Rider available to an eligible Policy owner under a particular Policy. The benefit will be paid in a lump sum unless otherwise agreed to by Fortis Benefits.

The payment of a benefit must be approved in writing by any irrevocable beneficiary and any collateral assignee. No benefit is available if the insured's irreversible medical condition results from self-inflicted injury and such injury occurs within the first two policy years (one year in Colorado and North Dakota). If such injury occurs beyond such period, the amount that may be requested may not include any part of the death benefit that was first effective within a two year period (one year in Colorado and North Dakota) prior to such injury.

All or part of the eligible amount may be accelerated under the Accelerated Benefit Rider. If the death benefit is only partially accelerated, a face amount at least equal to the minimum face amount required for the Policy or rider must remain under the Policy or rider. The benefit payable must be at least $2,500.00, or if smaller the entire eligible amount. If the entire eligible amount is accelerated, the Policy or rider will terminate. If the entire eligible amount is paid on the person who is insured under the base Policy, any rider on the Policy that provides insurance on the life of any other person will be administered according to the provisions in the rider concerning the death of the person insured under the base Policy.

The maximum amount of any accelerated death benefit payable under a Policy and all other policies issued by Fortis Benefits is $500,000.

If only a portion of the eligible amount is paid, the Policy and/or rider will remain in force. The amount of insurance, and the loan amount and Surrender Value if the benefit is paid on the death benefit provided by the base Policy, of the Policy or rider will be reduced as of the date of approval of the benefit request by the percentage of the eligible amount which is accelerated. Future monthly Minimum Premiums and cost of insurance will be adjusted as if (1) a loan repayment were made equal to the reduction in the loan amount (2) a withdrawal were made equal to the reduction in Surrender Value and (3) a face amount decrease were made equal to the difference between the accelerated eligible amount and the face amount decrease caused by the withdrawal.

There is no charge for this rider provision as a part of your policy. However, an administrative fee (not to exceed $300) will be charged at the time the benefit is paid. The current fee is $50.

Fortis Benefits agrees that unless otherwise required by law, no benefit will be paid if the Policy owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Receipt of payment of a benefit under the Accelerated Benefit Rider may affect eligibility for government sponsored benefit programs, such as Medicaid and Supplemental Security Income. The Rider can be terminated by request.

The Accelerated Benefit Rider is not a long term care rider or nursing home insurance rider. The amount this rider pays may not be enough to cover medical, nursing home or other bills. The benefit can be used for any purpose.

CHANGES IN FACE AMOUNT

INCREASE. A Policy owner may at any time increase the Face Amount of a Policy, subject to the conditions discussed below.

The minimum Face Amount increase is currently $5,000, and all other requirements are as if the increase were a separate Policy. Increases in Face Amount may be made only if the Surrender Value after the increase is large enough to cover at least the Monthly Deduction for the Policy month following the increase. Any increase may require that additional evidence of insurability be submitted to Fortis Benefits. No Face Amount increase will be permitted if benefits are being paid under the terms of a Waiver of Monthly Deductions Rider or the Waiver of Selected Amount Rider. See Appendix A--"Optional Insurance Benefits." Fortis Benefits may refuse a Face Amount increase if the effect would be to increase Fortis Benefits' Net Amount At Risk with respect to any insured under all Fortis Benefits insurance policies to more than $500,000, if it is unable to insure its risk in excess of that amount on customary terms. (Net Amount at Risk is the difference in amount between the death benefit and the Policy Value.) Fortis Benefits reserves the right to establish different maximum or minimum amounts for future Face Amount increases.

Following a Face Amount increase requested by the Policy owner, additional sales and issuance charges will be applicable. See "Charges and Deductions--Premium Tax and Sales Charges; Other Policy Issuance Expense Charges." An increase in Face Amount requested by the Policy owner also will increase the monthly Minimum Premium and the Guaranteed Death Benefit charge. See "Minimum Premiums" under "Payment and Allocation of Premiums--Premiums."

The Policy owner may cancel the Face Amount increase. The cancellation request must be delivered or mailed to Fortis Benefits by letter postmarked (1) within 10 days after receipt of a Policy schedule amendment reflecting any requested Face Amount increase, (2) within 45 days after the Policy change application for such increase is signed, or (3) within 10 days after receipt of a Notice of Withdrawal Right, whichever is latest. Upon such a cancellation, Monthly Deductions, including rider costs, arising from the increase are credited to the Policy Value. No premiums paid will be refunded, except that Fortis Benefits will promptly refund premiums to the extent necessary to cure any violation of the then current maximum premium limitations under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). See "Payment and Allocations of Premiums--Premiums." The Surrender Charge and the monthly Minimum Premium will be adjusted to the level they would have been in the absence of the Face Amount increase.

Also, during the first two years following a Face Amount increase requested by a Policy owner, the Policy owner may transfer all or part of the Policy Value to the General Account without charge. See "Policy Value Transfers" under "Payment and Allocation of Premiums--Allocation of Premiums and Policy Values." Such a transfer to the General Account could be made, for example, in the amount of any premiums paid which are deemed attributable to the increase. See "Charges and Deductions--Premium Tax and Sales Charges; Other Policy Issuance Expense Charges" regarding the method of such attribution.

DECREASE. After the first Policy year, the Policy owner may request a decrease in the Face Amount of the Policy. Face Amount decreases in the first two Policy years will be allowed only if the cumulative amount of premiums paid are at least equal to the sum of 12 monthly Minimum Premiums (computed without regard to substandard risk class or optional policy riders). A comparable restriction on decreases applies in the first two years following a Face Amount increase requested by the Policy owner.


The Face Amount remaining in force after any requested decrease may not be less than $25,000. If the insured is Age 70 or more at issuance of the Policy, the Face Amount may not be reduced below $100,000. No decrease in the Face Amount will be permitted if it would result in any violation of the then current maximum premium limitations under Section 7702 of the Code. If the Policy owner elects to decrease the Face Amount, the Surrender Charge may be reduced (see "Charges and Deductions--Premium Tax and Sales Charges; Other Policy Issuance Expense Charges"). The monthly Minimum Premium, will also be reduced for purposes other than computing sales charges. See "Minimum Premiums" under "Payment and Allocation of Premiums-- Premiums."


EFFECTIVE DATE. Any Face Amount increase or decrease will become effective on the Monthly Anniversary on or next following (1) the Date of Receipt of the request or (2) if evidence of insurability is required, the date Fortis Benefits approves the request. Nevertheless, there will be no insurance coverage under any change in Face Amount or other change in benefits requiring evidence of insurability, unless, at the time of delivery of a Policy schedule amendment reflecting the change in benefits, the insured's health remains as stated in the application for the change.

Commencing on its effective date, a change in the Face Amount generally will also affect the Net Amount at Risk and may affect the insured's rate class, both of which affect a Policy owner's monthly cost of insurance charge. See "Rate Class" under "Charges and Deductions--Monthly Deduction from Policy Value." This in turn can affect the level of subsequent Policy Values and death benefits.

CHANGE IN DEATH BENEFIT OPTION

The death benefit option in effect may be changed once each Policy year by sending a written request in form acceptable to Fortis Benefits at its Home Office. The effective date of any such change will be the Monthly Anniversary on or following (1) the Date of Receipt of the request or (2) if evidence of insurability is required, approval by Fortis Benefits.

A change from Type A to Type B requires evidence of insurability and results in an automatic reduction in the Face Amount by the amount of Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount which is less than the minimum Face Amount of $25,000. Nor will a change in death benefit option be permitted if it results in any violation of the then current maximum premium limitations under Section 7702 of the Code. See "Payment and Allocation of Premiums-- Premiums."

A change from Type A to Type B will not alter the death benefit at the time of the change, but will affect the determination of the death benefit from then on. Since, from then on, the Policy Value will be added to the new Face Amount, the death benefit will vary with the Policy Value. Moreover, under Type B, the Net Amount at Risk will not vary unless the Alternative Death Benefit is in effect. Therefore, after a change from Type A to Type B, the cost of insurance will generally be higher if the Policy Value increases, but lower if the Policy Value decreases. See "Charges and Deductions-- Monthly Deductions From Policy Value."

Although a change from Type A to Type B results in an automatic reduction in Face Amount, it will not result in any change in the charges from premium tax, sales or other issuance expenses or in the monthly Minimum Premium.

If the death benefit option changes from Type B to Type A, the Face Amount will be increased by the amount of the Policy Value on the effective date of the change. The death benefit will not be altered at the time of the change. However, the change in death benefit option will continue to affect the determination of the death benefit from then on, because the Policy Value will no longer be added to the Face Amount in determining the death benefit. Therefore, after a change from Type B to Type A, the cost of insurance charges will generally be lower if the Policy Value increases but higher if the Policy Value decreases. See "Charges and Deductions-- Monthly Deductions From Policy Value."

Although a change from Type B to Type A results in an automatic increase in the Face Amount of a Policy, no additional sales charge or expense charge will be imposed as a result of such a change, and no evidence of insurability will be required. Nor will there be any change in the monthly Minimum Premium under a Policy or any right to a refund of charges upon cancellation of the Face Amount increase.

POLICY VALUE

The total Policy Value at any time is the sum of the Policy Values in the General Account (see "Loan Privileges" and Appendix D--"The General Account") and the Subaccounts of the Separate Account at such time. The Policy Value in the Separate Account may increase or decrease on each Valuation Date, depending on the investment return of the chosen Subaccounts. See "Separate Account Net Investment Return," below. "Valuation Dates" are all business days, except, with respect to any Subaccount, days on which the related Fortis Series Portfolio does not value its shares. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.

POLICY VALUE ADVANCES AND CASH VALUE BONUSES

POLICY VALUE ADVANCES. A Policy may be eligible for a credit in the form of a Policy Value Advance starting on the last day of the seventh Policy year. These credits may be subject to recovery by Fortis Benefits pursuant to the deductions described below.

Eligible Policies will receive a Policy Value Advance only if, as of the date of the credit, (1) the cumulative amount of premiums paid to date, less the amount of any outstanding Policy loans and cumulative partial withdrawals taken by the Policy owner, at least equals (2) the cumulative monthly Minimum Premiums. For purposes of meeting the premium payment requirement at the end of the seventh Policy year, premium payments made during that year in excess of 36 times the monthly Minimum Premium at that time will be disregarded. If the premium requirement is not met for any credit, no further Policy Value Advances will be paid.


For eligible Policies, Fortis Benefits currently intends to pay, at the end of the seventh Policy year, and at the end of each subsequent Policy year prior to the insured's Age 95, a percentage (specified below) of the average monthly Minimum Premium to date under the Policy (calculated without regard to substandard risks or optional riders) times 12.


CURRENT POLICY VALUE ADVANCE PERCENTAGES

 AGE OF                             POLICY YEARS 9
INSURED     POLICY      POLICY       AND LATER TO
AT ISSUE    YEAR 7      YEAR 8          AGE 95
--------    -------     -------     ---------------
  0-60           2%          6%            10%
 61-70           5%          7%            10%
 71-80           6%          6%             6%

The operation of the Policy Value Advances is further explained in Appendix B at the end of this Prospectus and in the illustrations contained therein.

Subject to the guaranteed minimums set forth below, Fortis Benefits reserves the right in its sole discretion to reduce the rate of Policy Value Advances. Policy owners will be given one year's notice before any such reduction takes effect. Fortis Benefits guarantees Policy Value Advances for eligible Policies at specified rates as follows:

GUARANTEED POLICY VALUE ADVANCE PERCENTAGE

 AGE OF                             POLICY YEARS 9
INSURED     POLICY      POLICY       AND LATER TO
AT ISSUE    YEAR 7      YEAR 8          AGE 95
--------    -------     -------     ---------------
  0-60           2%          6%            10%
 61-70           2%          6%             7%
 71-80           2%          5%             6%


Policy Value Advances are offered or guaranteed only to the extent allowed by the state in which the Policy is issued.


In New Jersey, and for Policies issued prior to May 15, 1996 in Oregon, state law requirements mandate certain changes in the way Policy Value Advances are credited to Policies which are issued in that state. Therefore, the conditions, limitations and guarantees discussed above do not apply to such Policies. For a description of Policy Value Advances for Policies issued in New Jersey, and for affected Policies in Oregon, please see Appendix C.

While it is not Fortis Benefits' current intention to do so, Fortis Benefits reserves the right to recover Policy Value Advances over time pursuant to subsequent monthly and daily deductions. Accordingly, a Policy Value Advance somewhat resembles an interest-free loan credited to the Policy. The amount of such deductions however, may be less than (and will never exceed) the actual amount of Policy Value Advances, irrespective of any return that may be earned thereon in the Separate Account or in the General Account. Also, during any period when deductions are being made to recover Policy Value Advances, the similar deductions for premium tax and sales charges will be suspended, as discussed under "Charges and Deductions--Premium Tax and

Sales Charges; Other Policy Issuance Expense Charges." Therefore, Policy Value Advances provide Policy owners an opportunity to accumulate a greater amount of Policy Value than they otherwise would have.

Policy Value Advances are designed to encourage Policy owners to retain their Policies and to make Minimum Premium payments for a substantial period of time, by offering Policy owners a potential economic benefit for doing so. In general, Fortis Benefits also expects to derive an economic benefit to the extent the Policies remain outstanding and Minimum Premiums continue to be paid.

CASH VALUE BONUSES. Fortis Benefits will credit Cash Value Bonuses at the end of the ninth Policy year, and at the end of every Policy year thereafter to the Policy Anniversary when the insured reaches Age 95, as set forth below:

                                                 BONUS AS A PERCENT OF
                          BONUS AS A PERCENT OF   SURRENDER VALUE AT
                           SURRENDER VALUE AT     END OF POLICY YEARS
   SURRENDER VALUE ON     END OF POLICY YEARS 9   20 AND LATER TO AGE
     DATE OF BONUS             THROUGH 19                 95
------------------------  ---------------------  ---------------------
Less than $25,000.......             .00%                   .00%
$25,000 to $99,000......             .10%                   .10%
$100,000 to $199,000....             .15%                   .15%
$200,000 or more........             .15%                   .25%

Cash Value Bonuses are guaranteed only to the extent allowed by the state in which the Policy is issued.

In New Jersey state law requirements mandate certain changes in the way Cash Value Bonuses are credited to Policies which are issued in that state. Therefore, the conditions, limitations and guarantees discussed above do not apply to such Policies. For a description of Cash Value Bonuses for Policies issued in New Jersey see Appendix C.

ALLOCATION AND EFFECTS. Any Policy Value Advance and Cash Value Bonus will be allocated among the General Account and the Subaccounts of the Separate Account on a Pro Rata Basis. Following such allocation, these amounts will be credited with investment performance and otherwise be treated the same as any other amounts allocated to the Subaccounts or the General Account, as the case may be. Thus, for example, any Policy Value Advance or Cash Value Bonus will increase the Type B (but not the type A) death benefit under the Policy. Under a Type A death benefit, Policy Value Advances and Cash Value Bonuses will result in reduced cost of insurance charges. Conversely if the above-mentioned deductions to recover Policy Value Advances are made, they will reduce the Policy Value and thus the amount of Type B death benefit.

Also, like any other increase in Policy Value, Policy Value Advances and Cash Value Bonuses, if allocated to the Separate Account, will be subject to the generally applicable mortality and expense risk charge and Fortis Series expenses. These asset-based charges are, in effect, amounts that the Policy owner pays for investing assets attributable to Policy Value Advances and Cash Value Bonuses in the Separate Account. There is no assurance that Separate Account investment performance earned on Policy Value Advances, which may be subject to recovery as described above, and Cash Value Bonuses will be sufficient to offset these charges. This would depend to some extent on the timing of the Policy Value Advances and of any deductions to recover them, as well as the timing of Cash Value Bonuses, because these factors indirectly determine the amount of return that would be credited. A Policy owner who wishes to avoid the risk of not earning a rate of return greater than the rate of asset-based charges can allocate amounts attributable to Policy Value Advances and Cash Value Bonuses to Fortis Benefits' General Account. The Policy owner would also have a considerable degree of assurance in this regard by allocating amounts attributable to Policy Value Advances and Cash Value Bonuses to the Money Market Subaccount of the Separate Account.

CALCULATION OF SEPARATE ACCOUNT POLICY VALUE

On each Valuation Date, the Policy Value in a Subaccount of the Separate Account will be:

    (1) The cumulative amount of premiums allocated to the Subaccount; plus

    (2) The amount of all Policy Value Advances and Cash Value Bonuses credited to the Subaccount (see "Policy Benefits--Policy Value Advances and Cash Value Bonuses"); plus

    (3) All amounts transferred to the Subaccount from the General Account or from another Subaccount; minus

    (4) Any amounts transferred from the Subaccount to the General Account or to another Subaccount; minus

    (5) Any partial withdrawal from the Subaccount; minus

    (6) The amount of any daily deductions for premium tax and sales charges or to recover Policy Value Advances (see "Premium Tax and Sales Charges; Other Policy Issuance Expense Charges" and "Deductions to Recover Policy Value Advances" under "Charges and Deductions") allocated to the Subaccount; minus

    (7) The portion of the cumulative Monthly Deductions allocated to the Subaccount (see "Charges and Deductions--Monthly Deductions From Policy Value"); plus

    (8) The cumulative net investment return (discussed below) on the amount of Policy Value in the Subaccount from time to time.

The Policy's total Policy Value in the Separate Account is the sum of the Policy Values in each Subaccount, which have no guaranteed minimum.

SEPARATE ACCOUNT NET INVESTMENT RETURN

The net asset value for each Fortis Series Portfolio is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), on each Valuation Date. The net investment return for each Subaccount and all transactions and calculations with respect to the Policies as of any Valuation Date are determined as of that time.

Each Subaccount is credited with a rate of net investment return equal to its gross rate of investment return during each Valuation Period less (1) an adjustment for the Separate Account's charge for mortality and expense risks (at an annual rate of .90%) and (2) a charge for Fortis Benefits' income taxes, if any such tax charge becomes necessary in the future (see "Federal Tax Matters--Taxation of Fortis Benefits"). Each Subaccount's gross rate of investment return during a Valuation Period is the rate of increase or decrease in the per share net asset value of the underlying Fortis Series Portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends or distributions paid by the Portfolio during this period.

A "Valuation Period" is the period between two successive Valuation Dates, commencing at the close of regular trading on the NYSE on each Valuation Date and ending at the close of regular trading on the NYSE on the next succeeding Valuation Date. Depending primarily on the investment experience of the underlying Portfolio, a Separate Account Subaccount's net investment return may be either positive or negative during a Valuation Period. Subject to applicable legal requirements, Fortis Benefits reserves the right to change the times of day when values under a Policy are determined.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application which will be sent to Fortis Benefits' Home Office. Currently the minimum Face Amount of insurance for which a Policy may be issued is $25,000. If the insured is over Age 70, the minimum is $100,000. The maximum Face Amount with respect to any insured will depend on the availability of reinsurance for the Net Amount at Risk in excess of $500,000 as applied for under the Policy and all other life insurance policies in force with Fortis Benefits. A Policy will generally be issued to insureds Age 80 or under who supply evidence of insurability satisfactory to Fortis Benefits.


Fortis Benefits may use a simplified form of underwriting for employer groups or for groups of policies underwritten within the last 5 years by standards that meet our requirements. The group must be composed of at least 10 eligible lives. The group must be formed for other than insurance purposes and must not present an unusual hazard to or selection against Fortis Benefits. The group must meet normal company guidelines for eligibility. Fortis Benefits reserves the right to exclude any group from this program. Within the group, this underwriting form is normally available to insureds age 55 and below and for Face Amounts up to $100,000.



Regardless of the underwriting procedure used, acceptance of an application is subject to Fortis Benefits underwriting guidelines and Policy approval procedures. Any premium payments for a Policy that never goes into effect, or that is subsequently revoked, will be returned without interest.


If the proposed insured meets certain health requirements, Fortis Benefits will issue temporary term life insurance to cover the period before the Policy goes into effect. Temporary insurance will be issued only if the initial premium payment has been paid with the application and will not exceed $300,000 under all applications for the proposed insured pending with Fortis Benefits and any other insurers. If a temporary insurance benefit is paid, a premium for the amount of temporary coverage from the date of its issue to the date of death will be charged. Temporary coverage is subject to certain other conditions, including special limits for temporary coverage of certain optional benefits provided by rider, and is for a maximum of ninety days. Except as otherwise provided in any temporary insurance agreement, there will be no insurance coverage under a Policy unless at the time the Policy is delivered the insured's health is the same as stated in the application.

The Policy Date is the date used to determine Policy Anniversaries and Monthly Anniversaries, regardless of when the Policy is delivered. The Policy Date is also when Monthly Deductions commence. When temporary insurance has been provided, the Policy Date will ordinarily be the date of part I of the application, except that if that date is the 29th through the 31st of any month, the Policy Date will be the first of the next month. When no temporary insurance has been provided, the Policy Date will ordinarily be three days after the date the application is approved, except that if that date is the 29th through 31st of any month, the Policy Date will be the first of the next month. A later Policy Date will result in monthly deductions being taken out later and investment performance on any premium payment being reflected in the Separate Account later. A prospective purchaser may request a Policy Date later than that which otherwise would apply, subject to Fortis Benefits' current administrative policies. No interest or other return on premium payments will be credited prior to the Policy Date, however.

Notwithstanding the general procedures outlined above, the purchaser may, subject to Fortis Benefits' current administrative policies and state insurance law requirements, request a Policy Date up to six months prior to the date the Policy is issued, for the purpose of preserving a younger Age of the insured person under the Policy. In many cases, a younger Age will result in a smaller monthly Minimum Premium, lower cost of insurance rates and lower Surrender Charges. An earlier Policy Date will also result in a correspondingly earlier commencement of Monthly Deductions and may result in lower Policy Value Advances. If an earlier Policy Date is requested, all monthly Minimum Premiums commencing with that date, plus the amount of initial premium payment that otherwise would be required, must be paid before the Policy will be issued.

In other cases, unless otherwise requested, if the person's birthday falls between the date of an application and the date the Policy is approved, the Policy Date will generally be set early enough to preserve the younger Age.

PREMIUMS

PAYMENT OF PREMIUMS. At least the sum of twelve monthly Minimum Premiums specified in the Policy must be paid in advance before a Policy will take effect; or, alternatively, at least the intial amount must be paid under a Planned Periodic Premium payment schedule established by the Policy owner which, if followed, will result in at least that sum being paid within the first Policy year. The Planned Periodic Premiums are assumed to be level in the first Policy year. The initial amount must cover all monthly Minimum Premiums from the Policy Date to the next billing date, generally after the Policy is mailed for delivery. If the Planned Periodic Premium is paid monthly, at least two months' Planned Periodic Premiums must be paid.

Subject to Fortis Benefits' guidelines, each Policy owner will determine a Planned Periodic Premium schedule that provides for the payment of level premiums at specified intervals for the life of the Policy. (If desired, these may be paid by means of automatic monthly drafts on the Policy owner's checking account.) The Policy owner, however, is not required to pay premiums in accordance with the Planned Periodic Premium schedule, except to the extent described above with respect to the initial premium payment. THE PAYMENT OF PLANNED PERIODIC PREMIUMS WILL NOT GUARANTEE THAT THE POLICY REMAINS IN FORCE. Instead, the duration of the Policy depends upon the Net Cash Value. See "Payment and Allocation of Premiums-- Policy Lapse and Reinstatement."

Subject to the limitations described below, a Policy owner may make additional premium payments at any time in any amount.

The total of all premiums paid may never exceed the then current maximum premium limitations under Section 7702 of the Code. If at any time a premium is paid that would result in any violation of the then current maximum premium limitations, Fortis Benefits will accept only that portion of the premium that will make total premiums equal to the limit. Fortis Benefits will promptly refund any such excess, unless the Policy owner directs otherwise. Any amount so refunded will include any positive net investment performance attributable to such amount prior to refund. The amount of any positive net investment performance refunded will constitute ordinary income to the Policy owner for federal income tax purposes.


Except when premiums are required to prevent lapse of the Policy, Fortis Benefits reserves the right to impose additional limits on the number or amount of premium payments. Fortis Benefits currently has no intention of imposing such limits except when the Alternative Death Benefit is in effect. See "Policy Benefits--Death Benefit Options."


GUARANTEED DEATH BENEFIT. A Policy is guaranteed to stay in force if, as of each Monthly Anniversary, (1) the cumulative amount of premiums paid to date, less the amount of any outstanding Policy loans and cumulative partial withdrawals, at least equals (2) the cumulative monthly Minimum Premiums, assuming regular monthly payment. This guarantee will be for the lesser of 12 years from the Policy Date or until Age 65 (or for 5 years if Age 60 to 70 at issue). After Age 70, the guarantee is for the greater of two years or to Age 75. For Policies issued after May 1, 1995, or as soon thereafter as available in the state where the Policy is issued, the guarantee for insureds rated other than standard is for the lesser of the guarantee period for their Age or five years. The guarantee period may be shorter in some states due to state limitations.

If, on any Monthly Anniversary, the Minimum Premiums have not been paid, Fortis Benefits will send the Policy owner a notice of the minimum amount required to be paid. The Guaranteed Death Benefit will terminate if at least this amount is not paid, prior to the next Monthly Anniversary. Any Grace Period under the Policy will end on the date otherwise provided in the Policy, but in no event earlier than the Monthly Anniversary following lapse of the Guaranteed Death Benefit. Once the Guaranteed Death Benefit terminates, it may not be reinstated.

The monthly charge for the Guaranteed Death Benefit is $.01 per thousand dollars of Face Amount in effect under the Policy or under any supplemental term insurance rider described in "Appendix A." The initial charge is set forth in the Policy schedule. A subsequent increase or decrease in Face Amount will result in an increase or decrease, respectively, in the level of charges for the Guaranteed Death Benefit. The same is true of the addition or cancellation of any benefits under any supplemental term insurance rider described in "Appendix A." The new charges will be set forth in the Policy schedule amendment delivered following any change. If the Guaranteed Death Benefit terminates for any reason, the charge for it will terminate at the same time.

MINIMUM PREMIUMS. The monthly Minimum Premium with respect to a Policy or benefit change generally is the estimated monthly premium payment which would keep the Policy (or benefit change) in force until the insured reaches Age 65 (or for 5 Policy years if longer) based on (1) the insured's then-current Age, sex, and smoking habits and (2) reasonable assumptions for interest, costs of insurance, and other charges. For Policies issued after May 1, 1995, or as soon thereafter as available in the state where the Policy is issued, the Monthly Minimum Premium for insureds rated other than standard will be reduced to one that is sufficient to keep the Policy in force for five years. The smallest Monthly Minimum Premium for a Policy without substandard risks or optional riders is $25. Monthly Minimum Premiums are used to determine the availability of the Guaranteed Death Benefit, Face Amount decreases, partial withdrawals, and Policy Value Advances. Monthly Minimum Premiums are used to determine the anticipated amount of Policy Value Advances and the amount of certain sales charges. Each of these matters is discussed elsewhere in detail in this Prospectus. Fortis Benefits reserves the right to change the monthly Minimum Premium, although any such change would affect only subsequent increases in the monthly Minimum Premium due to changes in benefits. Also, the sum of twelve monthly Minimum Premiums for the initial Policy or any change in benefits will never exceed the "Guideline Annual Premium" for the Policy or change, respectively. For a discussion of "Guideline Annual Premium" see "Charges and Deductions--Premium Tax and Sales Charges; Other Policy Issuance Expense Charges."

Starting with the Monthly Anniversary when any Face Amount increase requested by the Policy owner becomes effective, the monthly Minimum Premium will include an additional amount attributable to the increase above the Face Amount on which the previous monthly Minimum Premium was computed.


Starting with the Monthly Anniversary when any Face Amount decrease requested by the Policy owner becomes effective, the monthly Minimum Premium will be reduced by an amount attributable to the decrease below the Face Amount on which the previous monthly Minimum Premium was computed. (The Monthly Minimum Premium will not be reduced for any prior periods and is still subject to a $25 minimum, however.) If there have been no Face Amount increases, the decrease in any subsequent monthly Minimum Premium will be recalculated based on the new decreased Face Amount. If there have been any Face Amount increases, the decrease will be deemed to reduce the most recent increase first.


The initial monthly Minimum Premium that must be paid to ensure the availability of the Guaranteed Death Benefit, and any Policy Value Advances, is set forth in the Policy schedule included in the Policy. Any increased or decreased monthly Minimum Premium for these purposes will be set forth in a Policy schedule amendment delivered to the Policy owner following the change. Except as otherwise discussed below, the monthly Minimum Premium for the Face Amount or any Face Amount change will include an amount necessary to support certain substandard rate class charges and any optional insurance benefits pursuant to Policy riders. Accordingly, in such cases any increase or decrease in optional benefits provided by rider will result in a higher or lower monthly Minimum Premium. For this purpose, the amount of additional monthly Minimum Premium attributable to an increase in benefits will be based on the most recent rate class if the insured's rate class has worsened. On the other hand, except as noted below, the monthly Minimum Premium will be reduced starting with the first Monthly Anniversary after Fortis Benefits approves any new rate class for the insured which is more favorable than that on which the previous monthly Minimum Premium was based.

Notwithstanding the foregoing, the monthly Minimum Premiums for purposes of determining the amount of Policy Value Advances and sales charges and the availability of withdrawals and Face Amount decreases do not include any amount for substandard rate classes or optional rider benefits. Such monthly Minimum Premiums therefore will be unaffected by changes in rate class or riders.

ALLOCATION OF PREMIUMS AND POLICY VALUE

ALLOCATION OF PREMIUMS. In the application for a Policy, the Policy owner indicates the initial allocation of premiums among the General Account and the Subaccounts of the Separate Account. (As discussed below, this allocation will generally take effect 20 days following the date the Policy is mailed for delivery to the Policy owner.) Allocation percentages must be in whole numbers. The Policy owner may change the allocation of future premiums without charge at any time (other than during any Grace Period) by submitting a written request in a form acceptable to Fortis Benefits at its Home Office. The change will be effective as of the Date of Receipt of such form.

The first premium payment will be allocated automatically to the General Account as of the later of the Policy Date or Date of Receipt, and, assuming a Policy goes into effect, will earn a return for the Policy owner. Any other premiums will be allocated to the General Account as of the later of the Policy Date or the Date of Receipt. These payments will be held in the General Account generally until the twentieth day after the policy is mailed for delivery. Then, all premiums, plus any other amounts previously earned in the General Account, will be re-allocated among the General Account and the Subaccounts in accordance with the premium allocation percentage established by the Policy owner. (If the Policy owner has not established such an allocation, the General Account will continue to be used.) If the insured is in a substandard risk class, the reallocation will occur on the twentieth day after the Date of Receipt by Fortis Benefits of all items necessary under its administrative and underwriting procedures to release the Policy to an active status in its processing system.

Each premium payment accepted after this reallocation is credited to the Subaccounts or General Account as of the Date of Receipt. There is an exception to this rule, however, with respect to any premium payments as to which underwriting requirements apply or where Fortis Benefits obtains authorization of the Policy owner to delay acceptance of the premium until permitted under
Section 7702 or Section 7702A of the Code. In such cases, the premium is held in a non-interest bearing account until it is allocated to the Subaccounts or General Account as of the later of the Date of Receipt of the premium or the date of acceptance of such premium by Fortis Benefits.

POLICY VALUE TRANSFERS. After the initial allocation of premiums has occurred, and subject to the limitations described below, the Policy owner may transfer Policy Value between the General Account and the Subaccounts of the Separate Account and among the Subaccounts, except during any Grace Period.

Transfers from the General Account to the Separate Account are limited to one transfer in each Policy year, which currently may not be for more than 50% of the General Account Policy Value at the date of transfer (excluding the amount of any General Account Policy Value attributable to Policy loans). However, if the unloaned General Account Policy Value at the date of transfer is less than $1,000, the Policy owner may transfer the entire unloaned balance from the General Account to the Separate Account. Fortis Benefits reserves the right to review these limits on an annual basis and, subject to the limits in the Policy, to reduce them.

Fortis Benefits will determine all values in connection with a transfer as of the Date of Receipt of the transfer request. Fortis Benefits may in its discretion permit a continuing request for transfers of specified amounts automatically on a periodic basis. Fortis Benefits reserves the right to restrict the number and amount of transfers, but currently has no plans to impose any such restrictions. At least four transfers per Policy year among the Subaccounts or to the General Account will always be permitted. Fortis Benefits will give Policy owners advance notice of any such restrictions.

Transfers are not taxable under current law. Except as discussed below, transfer requests must be in writing, in a form acceptable to Fortis Benefits. Although it currently has no plans to do so, Fortis Benefits may impose a charge of up to $25 on transfers. Any such charge would be designed only to cover the administrative cost of effecting transfers. Telephone transfers may be made if a telephone authorization form has been received. See "Summary--How to Exercise Your Rights Under a Policy."

In no event will Fortis Benefits restrict or prohibit any transfer of all Policy Value to the General Account (1) during the first two Policy years, (2) within the first two years after a Face Amount increase requested by the Policy owner, or (3) within 60 days after the Policy owner receives notice of any material change in a Portfolio's investment policy. Nor will any transfer charge be imposed on such transfers, except that a charge may be imposed subsequent to the first full transfer after issue, a Face Amount increase, or a change in investment policy.

LIMITATION. Under the Policy, Fortis Benefits reserves the right to control the amount of any assets in any investment alternative. Pursuant to this authority, Fortis Benefits has established the following administrative procedures for the protection of the interest of all investors participating in Fortis Series'
Portfolios: a Policy owner may not invest, allocate, transfer or exchange Policy Value into any Subaccount if the value allocated to that Subaccount under the Policy (and under any other insurance or annuity contract directly or indirectly controlled by the same person, jointly or individually) would immediately thereafter equal 25% or more of the related Fortis Series Portfolio's net assets. For Policies issued prior to May 1, 1998, the Mid Cap Stock Series, Small Cap Value Series, and Large Cap Growth Series are not available for investment until November 1, 1998, due to operating system limitations. Fortis Benefits reserves the right to modify these procedures at any time.


POLICY LAPSE AND REINSTATEMENT

LAPSE. A Policy may lapse if the Net Cash Value on any Monthly Anniversary is insufficient to pay the Monthly Deduction. The "Net Cash Value" is the Policy Value less any outstanding Policy loan, plus any loan interest paid for future periods, less the portion of the Surrender Charge that decreases to zero after 11 years regardless of the overall Surrender Charge cap. See "Charges and Deductions--Premium Tax and Sales Charges; Other Policy Issuance Expense Charges." Fortis Benefits will notify the Policy owner and any assignee of record of any Net Cash Value shortfall unless the Guaranteed Death Benefit is in effect. If the Guaranteed Death Benefit is in effect, we will still send the notification if the Minimum Premium payment requirement has not been met. See "Guaranteed Death Benefit" under "Payment and Allocation of Premiums--Premiums," above. The Policy owner will have a Grace Period of 61 days to make a premium payment sufficient to cover at least the amount of such shortfall, plus any additional Monthly Deductions until the end of the Grace Period. Failure to make a sufficient payment within the Grace Period will result in termination of the Policy, with no remaining Surrender Value, except to the extent otherwise provided pursuant to the Guaranteed Death Benefit.

If the insured dies during the Grace Period, the insurance proceeds payable will be the Death Benefit in effect immediately prior to entering the Grace Period, but any due and unpaid Monthly Deductions will be deducted from the proceeds.

REINSTATEMENT. A lapsed Policy may be reinstated at any time within five years after the end of the Grace Period and before the maturity date by submitting the following items to Fortis Benefits: (1) a written application for reinstatement;
(2) evidence of insurability satisfactory to Fortis Benefits; (3) a premium that, net of any premium tax charge that Fortis Benefits may in the future deduct from premiums, at least equals the sum of (a) an amount necessary to keep the Policy in force for at least the two Policy months commencing with the effective date of reinstatement, which consists of two Monthly Deductions and any increase in the Surrender Charge attributable to such premiums, and (b) the balance needed to cover any due and unpaid Monthly Deductions through the end of the Grace Period or, for Policies issued in New Jersey, the balance needed to cover unpaid Monthly Deductions through the date of reinstatement.

Any Policy loan on the date of termination will be automatically cancelled (except in jurisdictions where such cancellation is not permitted) and in that case need not otherwise be repaid or reinstated. The amount of Policy Value on the date of reinstatement will be equal to the premium paid at reinstatement, less any premium tax charge deducted from premiums, less the first Monthly Deduction paid in accordance with (a) above, and less the amounts paid in accordance with (b) above and plus the Surrender Charge assumed at lapse. (The last addition to Policy Value is designed to avoid duplicate Surrender Charges.) This Policy Value will be allocated as the Policy owner requests or, in the absence of a request, to the General Account. If the Policy loan must be reinstated, the Policy Value will be increased by the amount of the loan, and that portion of the Policy Value will be held in the General Account and credited with interest at a rate of 5% per annum.

The date of reinstatement will be the first Monthly Anniversary on or following approval of the application for reinstatement. The Guaranteed Death Benefit and eligibility for Policy Value Advances will not be reinstated. Following reinstatement, the Surrender Charge will be reinstated and will be calculated using the original Policy Date and Face Amount increase dates as appropriate. See "Charges and Deductions--Premium Tax and Sales Charges; Other Policy Issuance Expense Charges."

CHARGES AND DEDUCTIONS

PREMIUM TAX AND SALES CHARGES; OTHER POLICY ISSUANCE EXPENSE CHARGES

PREMIUM TAX AND SALES CHARGES. Premium tax and sales charges are not deducted from premium payments. This allows more of each premium payment to be put to work earning a return for the Policy owner. Currently, a premium tax charge in the amount of 2.2% of all premium payments is assessed through monthly and daily deductions from Policy Value, as described below. Any portion of such amount that is not recovered by Fortis Benefits pursuant to the monthly and daily deductions may be deducted as part of the Surrender Charge discussed below.

A sales charge in the amount of 7 1/2% of all premium payments is also assessed through the monthly and daily deductions from Policy Value. Any amount of this sales charge that is not recovered by Fortis Benefits through these monthly and daily deductions may be deducted as a Contingent Deferred Sales Charge that is included as part of the Surrender Charge. It is not possible to state how long it would take for the full 7 1/2% sales charge to be recovered through the monthly and daily deductions. First, the cumulative sales charge will increase with each new premium payment, and the Policy owner has considerable flexibility to vary the amount and timing of premium payments. Second, the actual dollar amount of the daily deduction to recover the sales charge depends on a number of factors that will differ for each Policy, including the amount of premium payments made, the performance of the investment options the Policy owner chooses, the amount and timing of any Policy Value Advances and Cash Value Bonuses or loans and loan repayments, and the insured's Age, sex and rate class.

The aggregate monthly deduction for premium tax and sales charges total $4.00 per policy (as part of the Monthly Deduction referred to below), and the daily deduction for these purposes is at an annual rate of .27% of the value of the Policy's net assets in the Separate Account. These monthly and daily deductions, however, will be refunded to the extent that the cumulative amount of all such deductions would exceed the current charge of 9.7% of all premium payments made to date. Nor will these deductions for premium tax and sales charges be made at any time when similar deductions to recover Policy Value Advances are being made (which would occur only if Fortis Benefits decides to exercise its right to recover such advances). Once the amount of any Policy Value Advances has been fully recovered, the monthly and daily deductions for premium tax and sales charges resume. The Policy owner is not deemed to have "paid" any periodic premium tax and sales charges that otherwise would have been deducted during the period when deductions to recover Policy Value Advances were being made.

Any amount of premium tax charges and sales charges not recovered through the monthly or daily deductions are deducted, if at all, only as part of the Surrender Charge discussed below. The Surrender Charge (1) is imposed ONLY in the event the Policy lapses or is surrendered in full before the eleventh Policy Anniversary and (2) is subject to an overall upper limit or "cap" that decreases over time. Accordingly, Fortis Benefits' method of imposing premium tax charges and sales charges under the Policies in many cases will result in substantially less than the full amount of such charges being imposed.

As part of the Surrender Charge, Fortis Benefits also imposes a Contingent Deferred Sales Charge in the amount of 12% of premiums paid in the first two Policy years that are not in excess of the sum of twelve monthly Minimum Premiums (calculated without regard to the $25 limit and any charges for riders or substandard risks). This charge decreases at a constant rate on the fifth and each subsequent Policy Anniversary until it is zero for surrenders and lapses as of the eleventh Policy Anniversary and thereafter.

An additional amount of Contingent Deferred Sales Charge will be payable on certain total surrenders or Policy lapses following an increase in Face Amount requested by the Policy owner. The maximum additional Contingent Deferred Sales Charge will be 12% of the lesser of (1) the sum of twelve monthly Minimum Premiums (calculated without regard to the $25 limit and any charges for riders or substandard risks) for the Face Amount increase or (2) the amount of actual premium payments deemed attributable to the increase which are made not later than two years after the date of the increase. Any such additional Contingent Deferred Sales Charge arising from a Face Amount increase is payable only as part of the Surrender Charge, and will decrease at a constant rate on the fifth and each subsequent anniversary of the related Face Amount increase until it is zero for surrenders and lapses as of the eleventh anniversary of the increase and thereafter.


A decrease in Face Amount may result in a reduced Surrender Charge. See "Surrender Charge," below.


Following any change in the Surrender Charge, a Policy schedule amendment setting forth the revised charge will be delivered to the Policy owner.

The charge for premium taxes is to reimburse Fortis Benefits for taxes on premiums and similar assessments that are imposed by most, but not all state and local governmental entities at various rates. The charge for premium taxes is imposed on all Policies even though there may be no premium tax assessed by the jurisdiction in which the Policy is purchased. Rather, the current rate at which the charge is imposed is an average rate that Fortis Benefits estimates will be paid on premiums in all jurisdictions. In order to more fully reimburse itself for premium taxes or similar charges that it has paid or expects to pay, Fortis Benefits reserves the right to raise the current premium tax charge assessed through periodic deductions to 2.5% which would increase the cumulative charge to 10% (currently 9.7%) of all premium payments. Fortis Benefits also reserves the right to impose an additional premium tax charge of up to 2.5% that would be deducted from each payment, and to impose charges for other taxes that may be payable and are attributable to the policies. Fortis Benefits does not expect to make a profit from the premium tax charge.

The sales charges under the Policies help to defray sales expenses, including sales commissions and the cost of prospectuses, other sales material and advertising. The amount of sales charges deducted in any year, however, cannot be specifically related to actual sales expenses for that year. Fortis Benefits does not expect to recover all of its sales expenses from the sales charges. The balance will be recovered from other sources, including any profits attributable to cost of insurance and mortality and expense risk charges under the Policies and Fortis Benefits' general assets and surplus.

CHARGE FOR OTHER POLICY ISSUANCE EXPENSES. This charge is $5.00 per thousand dollars of a Policy's initial Face Amount. This charge, however, is not deducted from premium payments or from Policy Value while the Policy is in force. This allows a larger amount of premium payments to remain at work earning a return for the Policy owner.

This charge is deducted as part of the Surrender Charge discussed below. The Surrender Charge (1) is deducted only if the Policy lapses or is surrendered in full before the eleventh Policy Anniversary and (2) is subject to certain maximums that decrease over time.
This charge also will be imposed with respect to any requested Face Amount increase, the additional "per thousand" charge being based on the dollar amount of the increase. Any such additional charge will be subject to maximums and decrease over time to zero as set forth under "Surrender Charge" below.

This charge is designed primarily to compensate Fortis Benefits for underwriting and other start-up expenses incurred in connection with issuing the Policy or Face Amount increase. Such expenses include the cost of processing applications, conducting medical examinations, determining insurability and the insured's risk class, and establishing Policy records (including computer set up costs). Fortis Benefits does not expect its revenues from this charge to exceed its costs and expenses of issuing and underwriting the Policies and Face Amount increases.

SURRENDER CHARGE. A Surrender Charge may be assessed on lapse or full surrender of a Policy before the eleventh Policy Anniversary (or the eleventh anniversary of a Face Amount increase requested by the Policy owner). The Surrender Charge is the sum of the following components:

    (1) Any portion of the current premium tax charge and the sales charge referred to above that has not yet been collected through the monthly and daily deductions therefor;

    (2) The other Contingent Deferred Sales Charges described above; and

    (3) The charge for other Policy (or increase) issuance expenses described above.

The entire Surrender Charge is subject to an overall upper limit or "cap" as set forth in the table below. The table below also shows the amount by which the overall cap is increased by a Face Amount increase requested by the Policy owner. The overall cap (and each amount of increase therein) also decreases at a constant rate on the fifth and each subsequent Policy Anniversary (or increase anniversary, as the case may be) until it reaches zero on the eleventh Policy Anniversary (or increase anniversary). Accordingly, there will be no Surrender Charge on surrenders or lapses as of the later of the eleventh Policy Anniversary or the eleventh anniversary of any Face Amount increase.

                          OVERALL "CAP" ON
                          SURRENDER CHARGE
 INSURED PERSON'S          (PER THOUSAND
  AGE AT TIME OF              DOLLARS
POLICY ISSUANCE OR       OF FACE AMOUNT OR
    FACE AMOUNT             FACE AMOUNT
     INCREASE                INCREASE)
-------------------     --------------------
   0 - 30 years                 $  9
  31 - 40                         10
  41 - 45                         12
  46 - 50                         14
  51 - 55                         16
  56 - 60                         21
  61 - 65                         28
  66 - and above                  40


No Surrender charge is deducted upon a partial withdrawal of Policy Value or a Face Amount decrease. However, when a Policy owner requests a Face Amount decrease (or a partial withdrawal that results in a Face Amount decrease), a portion of the overall "cap" referred to above may be reduced. For this purpose, the most recent Face Amount increases are deemed to be cancelled first.


It is not possible to state, as a general matter, what the Surrender Charge will be as a percentage of premiums paid. This is because the components of the Surrender Charge vary based on factors other than the amount of premiums paid. For example, the amount of the premium tax and sales charge that remains uncollected at the time of surrender or lapse depends on such factors as the period of time the Policy has been in force, the performance of the investment options the Policy owner chooses, the amount and timing of any Policy Value Advances and Cash Value Bonuses or loans and loan repayments, and the insured's Age, sex, and rate class. Also, the Surrender Charge component for other Policy issuance expenses is not based on the amount of premiums paid, but on the Policy's Face Amount. Nor is the overall Surrender Charge "cap" referred to above based on the amount of premiums paid, but on the Policy's Face Amount and the number of years since the Policy was issued.

DEDUCTIONS TO RECOVER POLICY VALUE ADVANCES

Subject to certain conditions, Policy owners will receive credits in the nature of Policy Value Advances starting at the end of the seventh Policy year. See "Policy Benefits--Policy Value Advances and Cash Value Bonuses." While it is not Fortis Benefits' current intention to do so, Fortis Benefits reserves the right to recover the amount of such advances that are actually paid by Fortis Benefits through the following deductions made after the payment of the advances: $4.00 a month per Policy (as part of the Monthly Deduction) plus a daily deduction at an annual rate of .27% of the value of the Policy's net assets in the Separate Account. These deductions would continue until the cumulative amount of all Policy Value Advances credited to the Policy had been recovered by Fortis Benefits pursuant to the deductions. The Surrender Charge payable on lapse or full surrender of a Policy will NOT be increased to recover any Policy Value Advances that have not previously been recovered. The amount of the deductions to recover Policy Value Advances is not adjusted for the effect that the resulting increase in Policy Value may have on other charges, as explained under "Policy Benefits--Policy Value Advances."

MONTHLY DEDUCTION FROM POLICY VALUE

The Monthly Deduction from Policy Value includes (1) the monthly charges described above under "Premium Tax and Sales Charges; Other Policy Issuance Expense Charges" and "Deductions to Recover Policy Advances," (2) the cost of insurance charge, (3) while the Guaranteed Death Benefit is in effect, a monthly charge for such guarantee (see "Guaranteed Death Benefit" under "Payment and Allocation of Premiums--Premiums"), (4) the charge for optional insurance benefits added by rider (see Appendix A--"Optional Insurance Benefits"), and (5) certain monthly administrative expense charges. The cost of insurance charges and monthly administrative expense charges are discussed separately in the paragraphs that follow.

The Monthly Deduction will be deducted as of each Monthly Anniversary commencing with the Policy Date. The Monthly Deduction will be allocated among the General Account and each Subaccount of the Separate Account selected by the Policy owner. If no such selection is made, or if there are insufficient funds in the selected subaccounts, then the allocation will be made in the proportion that the Policy Value in the General Account (excluding the amount of any General Account Policy Value attributable to Policy loans) and the Policy Value in each Subaccount, respectively, bear to the Policy's total Policy Value (excluding the amount of any General Account Policy Value attributable to Policy Loans) as of the date of the transaction (that is, on a "Pro Rata Basis").


If a Monthly Deduction is not made because of insufficient Policy Value, and if the Policy nevertheless does not lapse, the undeducted amount will be deducted on receipt of any subsequent premium payment.


COST OF INSURANCE. Because the cost of insurance depends upon a number of variables, it can vary from month to month. Fortis Benefits will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy month. The Net Amount at Risk for a Policy month is (1) the death benefit, divided by 1.0040741, at the beginning of the Policy month, less (2) the Policy Value at the beginning of the Policy month. Additional amounts may be charged if the insured's rate class is less favorable than standard.

If two Policies are otherwise identical, a Type A Policy will have a lower death benefit, higher Policy Value, and lower cost of insurance charges than a Type B Policy. Since the death benefit payable under Type A remains constant while the death benefit payable under Type B varies with the Policy Value, Policy Value increases will generally reduce the Net Amount at Risk under Type A but not under Type B. If the Net Amount at Risk is greater, the cost of insurance will be greater. If the Alternative Death Benefit is in effect (see "Policy Benefits--Death Benefit Options"), the cost of insurance will vary directly with the Policy Value under both death benefit options.

Cost of insurance rates are based on the Age, sex, and rate class of the insured and the length of time ("duration") since issuance of the Policy or a Face Amount increase requested by the Policy owner. The actual monthly cost of insurance deductions will be based on Fortis Benefits' expectations as to future experience, and may increase each year as the insured's Age increases. Fortis Benefits' current cost of insurance rate schedules generally provide lower rates for otherwise comparable insureds of the same Age whose Policies or Face Amount increases have been in effect for specified periods of time. Although the current cost of insurance rate schedules are not guaranteed, the maximum cost of insurance rates for standard risk insureds (with full individualized underwriting) will not exceed the rates provided by certain of the 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex, Age and smoking status. These tables set forth different mortality estimates for males and females and for smokers and non-smokers. The maximum cost of insurance rates for a table-rated substandard insured are a multiple (shown on the Policy schedule page) of the above rates. Additional level amounts per thousand dollars of Face Amount are charged if a substandard insured is assigned a flat extra rating.

Any change in the cost of insurance rates or charges will apply to all insureds of the same Age, sex, duration and rate class.

Cost of insurance rates that differ as between male and female insureds are not permitted under current law in Montana, and perhaps other states or in connection with certain employee benefit arrangements. Employers should therefore seek legal advice as to any questions they may have in this regard. To the extent legally necessary, Fortis Benefits makes available gender-neutral cost of insurance rates, and affected purchasers should inquire of their sales representative whether these are currently available in their states. The gender-neutral rates may be higher than those otherwise applicable to females and lower than those otherwise applicable to males. Where gender-neutral rates are required, Minimum Premiums also will be the same as between otherwise comparable Policies for males and female insureds.

RATE CLASS. Fortis Benefits currently places insureds into one of several rate classes depending on the mortality risk. Fortis Benefits has both smoker and non-smoker rate classes. For an otherwise identical Policy, insureds in a non-smoker rate class will have a lower cost of insurance than those in a smoker rate class.

If a Policy owner requests a Face Amount increase at a time when the insured is in a less favorable rate class than previously, a higher cost of insurance deduction will apply to that portion of the Net Amount at Risk attributable to the increase. (This does not apply to Face Amount increases resulting automatically from a change from Death Benefit Type B to Type A, as described under "Policy Benefits-- Change in Death Benefit Option.") When the Alternative Death Benefit is in effect, the Net Amount at Risk can exceed the Policy's Face Amount, in which case the rate used for such excess approximately equals the blended rate for the other portion of the Net Amount at Risk. If the insured's rate class improves, the lower cost of insurance deduction will apply to the entire Net Amount at Risk, commencing on the Monthly Anniversary on or after Fortis Benefits approves the new rate class.


A Policy owner may request a change in smoking status. The change will be allowed only if the insured would not otherwise be in a less favorable rate class. Any change from smoker to non-smoker rate class will take effect on the next Monthly Anniversary, and the non-smoker rates for the coverage under the base Policy will be applicable for the previous 12 months from the effective date of the change.


For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and (3) the Face Amount when the Policy was issued.

MONTHLY ADMINISTRATIVE EXPENSE CHARGES. A monthly administrative charge of $4.50 per Policy will be deducted from Policy Value as part of the Monthly Deduction for each Policy Month. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $7.50 per month. Fortis Benefits also reserves the right to impose an additional monthly administrative expense charge of up to $.13 per thousand dollars of Face Amount then in force. These charges compensate Fortis Benefits for expenses incurred in administering the Policy.

Fortis Benefits does not expect its revenues from the monthly administrative expense charges to exceed its costs and expenses in administering the Policies.

CHARGE FOR MORTALITY AND EXPENSE RISKS

A daily charge is made for mortality and expense risks assumed by Fortis Benefits. The charge is at an annual rate of .90% of the average daily value of the net assets in the Separate Account that are attributable to the Policies.

The mortality risk assumed is that the insureds may live for a shorter period of time than estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. Fortis Benefits will realize a gain if the charges under the Policies prove to be more than sufficient to cover the actual costs of its mortality and expense commitments. If the charges are not sufficient, the loss will fall on Fortis Benefits.

MISCELLANEOUS

As discussed under "Payment and Allocation of Premiums-- Allocation of Premiums and Policy Value" and "Surrender and Partial Withdrawal," Fortis Benefits reserves the right to impose charges to defray its administrative expenses in effecting transfers of Policy Value and partial withdrawals. Fortis Benefits currently has no plans to impose any such charges, which in any event would not be designed to yield revenues to Fortis Benefits in excess of its costs of effecting such transactions. Neither these charges nor any additional charges referred to above under "Monthly Deduction from Policy Value--Monthly Administrative Expense Charges" will be imposed if such revenues, together with Fortis Benefits' revenues from all other administrative and expense charges under the Policies, are expected to exceed Fortis Benefits' total costs of issuing and administering the Policies.

CHARGE FOR INCOME TAXES. Currently, no charge is made against the Separate Account for income taxes deemed attributable to the Policies. However, Fortis Benefits may decide to make such a charge in the future.

GUARANTEE OF CERTAIN CHARGES

Fortis Benefits guarantees, and may not increase, the monthly and daily charges for sales expenses and to recover Policy Value Advances; the combined maximum rate for premium tax and sales charges; the maximum Surrender Charge rates; the Guaranteed Death Benefit charge; the maximum monthly administrative expense charges; the rate of the charge to cover the costs of issuing a Policy or a Face Amount increase; the charge against the Separate Account for mortality and expense risks with respect to the Policies; the maximum cost of insurance rates; and the maximum amount of any charges for transfers or partial withdrawals of Policy Value. Certain charges for sales expenses may increase with the amount of the monthly Minimum Premium. Although the rates of these charges are guaranteed not to change, Fortis Benefits reserves the right to change the monthly Minimum Premium used for this purpose, as well as for other purposes. Any such change will affect only subsequent increases in the monthly Minimum Premium due to changes in benefits. Fortis Benefits also reserves the right to recover Policy Value Advances, to increase the amount of premium tax charges assessed pursuant to monthly and daily deductions and to deduct premium taxes from premium payments, subject to guaranteed maximums.

VARIATIONS OF POLICY CHARGES

Fortis Benefits may reduce sales charges and/or other charges on Policies sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, or to individuals, where it is expected that such sales will result in savings of sales, underwriting, and/or administrative expenses or more favorable mortality experience. Fortis Benefits determines both the eligibility for such reductions, as well as the amount of such reductions, by considering the following factors: (1) the number of individuals; (2) the total amount of premium payments expected to be received for the Policy or Policies; (3) the nature of the association between the individuals, and the expected persistency of the Policy or Policies; (4) the purpose for which the Policy or Policies are purchased and whether that purpose makes it likely that expenses will be reduced; (5) the method of sale and whether that method makes it likely that expenses will be reduced; and (6) any other circumstances which Fortis Benefits believes to be relevant in determining whether reduced sales, underwriting, and/or administrative expenses, or more favorable mortality experience, may be expected. Fortis Benefits' variations of these Policy charges for these sales will not be unfairly discriminatory to the interests of other Policy owners.

LOAN PRIVILEGES


The Policy owner may borrow money from Fortis Benefits using the Policy as the only security for the loan.


The maximum amount that may be borrowed at any time is 90% of the difference between the Policy Value and the amount of any Surrender Charge then in effect. After the later of 12 years or the insured's Age 70, the Policy owner may borrow up to 100% of such difference. In Texas, the Policy owner may also borrow up to 100% of the Policy Value in the General Account, less a pro-rata portion of the Surrender Charge. Fortis Benefits will allocate a Policy loan among the General Account and the Subaccounts of the Separate Account selected by the Policy owner. If no selection is made, then the allocation will be on a Pro Rata Basis.

Interest on Policy loans is at a fixed rate of 6.97% per year (6.54% per year in Massachusetts), payable annually in advance. If not paid when due, loan interest at the same rate will be added to the loan. An amount equal to the loan interest accrued to the end of the year will be taken from the General Account and the Subaccounts on the same basis that Monthly Deductions are allocated and transferred to the General Account.

CREDITED RATE FOR POLICY LOANS

As of the Date of Receipt at Fortis Benefits' Home Office of the loan request form and assignment of the Policy for security, Policy Value equal to the portion of the Policy loan allocated to each Subaccount will be transferred from such Subaccount to the General Account. Except as noted below, this amount, plus the portion of the Policy loan allocable to Policy Value already being held in the General Account, will be credited with interest at an effective rate of 5% per annum.


If the Policy owner meets certain requirements Fortis Benefits will credit the loaned Policy Value at the effective interest rate of 7.5% per year (7% per year in Massachusetts). The amount credited is allocated to the General Account and the Subaccounts on a Pro Rata basis.


Qualifying Policy owners may receive the higher credited rate on one Policy loan in each Policy year of up to 10% of the Surrender Value as of the date of the loan, provided that the generally applicable limitations on the overall amount of Policy loans (described above) are not exceeded. A Policy owner qualifies for this higher credited rate if (1) the Surrender Value is a least $10,000, or (2) in any event, after the policy has been in force for at least 12 years. Fortis Benefits reserves the right to further restrict such loans in the first two Policy years. The 10% limitation of such loans is increased to 15% of the Surrender Value for loans obtained in Policy years in which the insured is 59 1/2 or older.

NO INTEREST IN ADDITION TO THAT REFERRED TO ABOVE WILL BE CREDITED TO LOANED POLICY VALUES NOR WILL POLICY VALUES IN THE GENERAL ACCOUNT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

EFFECT OF A POLICY LOAN

A loan, whether or not repaid, will have a permanent effect on Policy Value, to the extent that the investment results of the Subaccounts differ from the interest rate credited to loaned amounts. A loan may also have a permanent effect on the death benefit, since a Type B benefit varies with the Policy Value and a Type A benefit may have resulted in an Alternative Death Benefit coming into effect if no loans were made. A loan may also cause the termination of the Guaranteed Death Benefit or disqualify a Policy from receiving Policy Value Advances and Cash Value Bonuses.

A loan may also cause the Policy to lapse if projected earnings are not achieved. Adverse tax consequences may result if the Policy lapses, matures or is surrendered with loans outstanding. For Policies that are not modified endowment contracts, loans will be treated as ordinary income to the extent of the gain upon lapse, surrender or maturity. For Policies which are modified endowment contracts, loans are taxable distributions when taken. See "Federal Tax Matters--Taxation of Policy Benefits".

The loaned Policy Value on any Valuation Date will be the amount of the outstanding loan plus any interest credited on loaned Policy Value which has not yet been reallocated to the unloaned portion of the General Account or to the Subaccounts of the Separate Account as of the Valuation Date. Interest credited to loaned Policy Values will generally be reallocated upon each Policy Anniversary on the same basis that the Monthly Deductions are allocated. Interest credited will also be reallocated upon full repayment of the loan in the same manner as the repayment is allocated.

REPAYMENT OF A LOAN

Indebtedness may be repaid in whole or in part any time before the Maturity Date while the insured is living. As of the Date of Receipt of the repayment, unless the Policy owner specifies otherwise, loaned Policy Value equal to the amount of the repayment will be reallocated among the unloaned portion of the General Account and the Subaccounts of the Separate Account in the same proportion as premiums are then being allocated to those accounts. The Policy owner must designate whether a payment is intended as a loan payment or as a premium payment. Any payment for which no designation is made will be treated as a premium payment.

SURRENDER AND PARTIAL WITHDRAWAL

Full surrender of the Policy for the Surrender Value may be made at any time during the insured's lifetime. A Surrender Charge will be deducted from the Policy Value on any full surrender within eleven years after the Policy Date. An additional amount of Surrender Charge may also be deducted on any full surrender within eleven years after the date of any Face Amount increase above the amount on which such charge was previously calculated. See "Surrender Charge" under "Charges and Deductions--Premium Tax and Sales Charges; Other Policy Issuance Expense Charges." (This does not apply to a Face Amount increase occurring automatically upon a change from a Type B to a Type A death benefit.)

Partial withdrawals of Surrender Value may be made once each Policy year after the first Policy year during the insured's lifetime. Partial withdrawals in the first two Policy years will be allowed only if cumulative premiums paid to date are at least equal to the sum of 12 monthly Minimum Premiums (calculated without regard to any charges for riders or substandard risks) for the initial Face Amount. A comparable restriction applies in the first two years following any Face Amount increases requested by the Policy owner. The amount withdrawn will be deducted from the General Account and the Subaccounts of the Separate Account selected by the Policy owner. If no selection is made then the amount will be withdrawn on a Pro Rata Basis. Fortis Benefits reserves the right to deduct a withdrawal charge from the proceeds of partial withdrawals, although it has no current plans to do so. Any such charge would not be imposed on a full surrender, would not be designed to yield a profit to Fortis Benefits, and would not exceed $25 per withdrawal (or, if less, 2% of the amount withdrawn).

When Death Benefit Type A is in effect, any partial withdrawal will reduce the Face Amount and thus the death benefit, by the amount withdrawn. Such an automatic reduction in Face Amount does not result in any change in the monthly Minimum Premium, but may result in a distribution (as a further partial withdrawal) of any additional amount necessary to comply with the maximum premium limitation under Section 7702 of the Code. See "Payment and Allocation of Premiums--Premiums."

When Death Benefit Type B is in effect, the amount withdrawn will not reduce the Face Amount. However, the death benefit will be reduced by the amount withdrawn, because Policy Value is reduced by the amount withdrawn. Under either Type A or Type B, when the Alternative Death Benefit is in effect, a partial withdrawal will reduce the death benefit by a greater amount than otherwise would be the case.

A partial withdrawal may also cause the termination of the Guaranteed Death Benefit or disqualify a Policy from receiving Policy Value Advances and Cash Value Bonuses.

A Policy owner will not be permitted to make any partial withdrawal that would reduce the Face Amount of the Policy below the minimum Face Amount of $25,000. If a request for a partial withdrawal is received that would reduce the Face Amount below the minimum, Fortis Benefits will not implement the partial withdrawal request, but will contact the Policy owner as to whether the request should be disregarded, reduced to a smaller amount or changed to a request for a full surrender.


Surrenders or partial withdrawals are made by sending a written request on Fortis Benefits' form to its Home Office, together with the Policy, in the case of total surrender. See "Summary--How to Exercise Your Rights Under a Policy." The surrender or withdrawal, and any related automatic Face Amount reduction, will be effective as of the Date of Receipt by Fortis Benefits of the request on its form and, if required, the Policy.


RIGHTS RESERVED BY FORTIS BENEFITS

Fortis Benefits reserves the right to make certain changes if, in its judgement, they would best serve the interests of the Policy owners or would be appropriate in carrying out the purposes of the Policies. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, Fortis Benefits will obtain Policy owner approval of the changes and approval from any appropriate regulatory authority. Such approval may not be required in all cases, however. Examples of the changes Fortis Benefits may make include:

    - To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

    - To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act or otherwise to comply with laws, rules, regulations, interpretations, holdings, order or rulings which necessarily or appropriately must be complied with for the Policies to serve their intended purposes.

    - To transfer or limit any assets in any Subaccount to another Subaccount, or to one or more separate accounts, or to the General Account; or to add, combine or remove Subaccounts in the Separate Account.

    - To substitute, for the Portfolio shares held in any Subaccount, the shares of another Portfolio of Fortis Series or the shares of another investment company or any other investment permitted by law.

    - To make any other necessary technical changes in the Policy in order to conform with any action the above provisions permit Fortis Benefits to take, including to change the way Fortis Benefits assesses charges, but without increasing as to any then outstanding Policy the aggregate amount of the types of charges which Fortis Benefits has guaranteed. See "Charges and Deductions--Guarantee of Certain Charges."


If any Portfolio materially changes its investment policy, a Policy owner will have sixty days after receiving notice of the change in which he or she may transfer all of the Policy Value to the General Account, as described under "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value."


PAYMENT AND DEFERMENT

With respect to amounts in the Subaccounts of the Separate Account, payment of the maturity proceeds, death benefit, accelerated death benefit, all or a portion of the Surrender Value or a loan will ordinarily be made within five days after the Date of Receipt of all documents required for such payment. Also, death benefit payments will be made only after all state insurance law requirements (including receipt of any required tax waiver) are satisfied.

However, Fortis Benefits may defer the determination, application or payment of any death benefit, accelerated death benefit, loan, partial withdrawal, surrender or any transfer of Policy Value for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), for any period during which any emergency exists as a result of which it is not reasonably practicable for Fortis Benefits to determine the investment experience for a Policy, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Policy owners.

As with traditional life insurance, Fortis Benefits may delay payment of the entire insurance proceeds or other Policy benefits if entitlement to payment is being questioned. Fortis Benefits may also defer the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear. To the extent permitted under the Policies and applicable state insurance laws, Fortis Benefits may also defer payment of Policy loans, partial withdrawals or other proceeds payable out of the General Account for a period of up to 6 months, although no such deferrals will be made of amounts to be used to pay premiums on insurance policies issued by Fortis Benefits.

DISTRIBUTION OF THE POLICIES

The Policies will be sold by individuals who, in addition to being licensed by state insurance authorities to sell the policies of Fortis Benefits, are also registered representatives of Fortis Investors, Inc. ("Investors"), the principal underwriter of the Policies, or registered representatives of other broker-dealer firms or representatives of firms that are exempt from broker-dealer regulation. Investors and any such other broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.

The commissions and other compensation are paid by Fortis Benefits to Investors under a distribution agreement entered into by them as of January 1, 1994 as amended September 30, 1995.


As compensation for distributing the Policies Fortis Benefits pays Investors 110.5% of all premiums, up to the first twelve monthly Minimum Premiums (and up to the amount of twelve months' Minimum Premium attributable to Face Amount increases); 4% of all other premiums paid during the first six years after the Policy Date; and 2% of such excess premiums paid in Policy years seven through ten. Fortis Benefits also pays Investors .25% of unloaned Policy Value annually as a service fee from the eleventh Policy year. Fortis Benefits also pays a general marketing allowance to Fortis Investors equal to 20% of the first twelve monthly Minimum Premiums, not to exceed an amount agreed to in advance by Fortis Benefits and Fortis Investors ($3,741,000 in calendar year 1998 for all Variable Universal Life Policies issued by Fortis Benefits). The Minimum Premiums for these purposes are generally those used to determine availability of the Guaranteed Death Benefit, decreased by any term conversion credit. Investors pays a selling allowance not in excess of those amounts to other broker dealer firms or exempt firms who sell the Policies. Fortis Benefits may, under certain flexible compensation arrangements, pay Fortis Investors different selling allowances and service fees than as set forth above, and Fortis Investors may in turn pay different selling allowances and service fees to its registered representatives and other broker-dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarially equivalent present values to the amounts of the selling allowances and service fees set forth above. In many cases, registered representatives, broker-dealers or exempt firms are eligible for additional compensation, and general agents and managing general agents also receive additional compensation, based on meeting certain production or mortality experience standards. The commissions and other compensation do not, however, represent a charge or deduction against Policy in addition to those set forth under "Charges and Deductions." Such compensation for the Policies and for all other variable universal life policies issued by Fortis Benefits totaled $37,286,906 for 1997. Commissions with respect to premium payments which are refunded are returned. The distribution agreement may be terminated by either party upon 60 days' notice to the other.



Investors is a Minnesota corporation engaged primarily in the sale of investment company securities. Investors is the principal underwriter for the following registered investment companies (in addition to the Separate Account and Fortis Series): Variable Account D of Fortis Benefits, First Fortis Life Insurance Company's Separate Account A and Variable Account C, Fortis Advantage Portfolios, Inc., Fortis Capital Fund, Inc., Fortis Growth Fund, Inc., Fortis Fiduciary Fund, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Money Fund, Inc., Fortis Income Portfolios, Inc., and Fortis Worldwide Portfolios, Inc. Investors' address is 500 Bielenberg Drive, Woodbury, Minnesota, 55125.


Officers, directors, and employees of Fortis Benefits and Investors, together with those of Fortis, Inc. and its other subsidiaries, are bonded pursuant to a joint fidelity bond, in the amount of $5,000,000 per occurrence, in favor of such companies.

FEDERAL TAX MATTERS

The following description is a brief summary of the tax rules, primarily related to federal income and estate taxes, which in the opinion of Fortis Benefits are currently in effect.

The following discussion is intended to provide a general description of the federal income tax considerations associated with the Policy. It does not purport either to be complete or to cover all situations; this discussion is not intended to be taken as tax advice. Consult a qualified tax adviser for more complete information. This discussion is based upon Fortis Benefits' understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service.

TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended, (the "Code") includes a definition of life insurance for federal income tax purposes. This definition can be satisfied by complying with either of two tests set forth in
Section 7702. Although the secretary of the Treasury is authorized to prescribe regulations interpreting the manner in which the tests under Section 7702 are to be applied, such regulations have not been issued. In addition, the Technical and Miscellaneous Revenue Act of 1988 (TAMRA) provides certain requirements under Section 7702 of the Code for mortality and other expense charges of life insurance contracts. The Treasury issued proposed regulations on mortality charges in 1991. Guidance on these requirements is extremely limited, but Fortis Benefits believes the Policies qualify as life insurance under the proposed regulations.

If it is subsequently determined that a Policy does not satisfy Section 7702, Fortis Benefits reserves the right to modify the Policy as appropriate, and to the extent possible, to qualify it as a life insurance contract under Section 7702. If a Policy were determined not to be a life insurance contract for
Section 7702 purposes, such Policy would not provide any of the tax advantages normally provided by a life policy.

Section 817(h) of the Code also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as life insurance for federal tax purposes. The Separate Account, through Fortis Series, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the assets of Fortis Series may be invested. Fortis Benefits believes that Fortis Series will be operated in compliance with the requirements prescribed by the Treasury.

In connection with the issuance of the temporary regulations on diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which Policy owners may direct their investments to particular Subaccounts of the Separate Account. Additional guidance may come from the Treasury in the future. In that case, the Treasury might treat a Policy owner as the owner of assets of the Separate Account if a Fortis Series Portfolio is too narrow in its investment strategy, even though it technically meets the diversification requirements. It is not clear whether Treasury's position, if promulgated, would be applied on a prospective basis only. While Fortis Benefits believes that the investment strategies of the Policy's Portfolios are sufficiently broad, it reserves the right to modify the Policy as necessary to prevent the Policy owner from being considered the owner of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.


TAXATION OF POLICY BENEFITS



IN GENERAL. Fortis Benefits believes that the proceeds and Policy Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code. The tax results are unclear if the Policy is continued beyond the original maturity date. It is possible that the Policy owner will be treated as being in constructive receipt of the Policy surrender value after the original maturity date and subject to tax. Policy owners should consult with their tax advisor before exercising the option to extend the maturity date.


The exchange of the Policy for another life insurance policy, the payment of a premium, a change in Face Amount or death benefit option, an accelerated death benefit payment, a transfer or assignment of a Policy, a Policy loan, a lapse with an outstanding indebtedness, a partial withdrawal or the surrender of a Policy may have tax consequences depending on the circumstances. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each owner or beneficiary.


If a Policy is part of a collateral assignment equity split dollar arrangement with an employer, any increase in Policy Value may be taxed annually. This type of arrangement involves premium advances by the employer which are secured through a collateral assignment of the Policy. A tax advisor should be consulted with respect to any type of split dollar arrangement involving the Policy.


Generally, the Policy owner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of a distribution from a Policy depend, in part, on whether the Policy is classified as a "modified endowment contract" under Section 7702A.

MODIFIED ENDOWMENT CONTRACTS. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid for such Policy. The premium limitation rules for determining whether a Policy will be treated as a modified endowment contract are extremely complex. Moreover, due to the Policy's flexibility, classification as a modified endowment contract will depend on the circumstances of each Policy. Accordingly, a current or prospective Policy owner is strongly advised to contact a competent tax adviser before purchasing a Policy or paying a premium or making any other change in any existing Policy to determine whether the Policy would be treated as a modified endowment contract.

DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules: First, all distributions from such a Policy are treated as taxable up to an amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy, and assignments as well as surrenders, withdrawals and benefits paid at maturity, are treated as taxable distributions. Third, a 10% additional income tax is imposed on the portion of any distribution or deemed distribution from such a Policy that is included in income except where the distribution, loan, assignment or pledge is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner becoming disabled, or is a part of a series of substantially equal periodic payments for the life of the Policy owner or the joint lives of the Policy owner and Policy owner's beneficiary.

DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. The distribution rules for Policies that are not modified endowment contracts are the same as those that applied to all life insurance contracts before TAMRA was enacted. Thus, distributions from Policies that are not classified as modified endowment contracts are generally treated as first recovering the investment in the Policy (see below) and then only after the return of all such investment in the Policy as disbursing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from Policies that are not modified endowment contracts are not treated as distributions. Instead, such loans are treated as indebtedness of an owner.

In addition, upon a complete surrender or lapse of a Policy that is not a modified endowment contract, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income.

Finally, neither distributions nor loans from Policies that are not modified endowments are subject to the 10% additional income tax.

POLICY LOAN INTEREST. Generally, interest paid on any loan under a Policy which is owned by an individual is not deductible. Prior to 1996 legislation there was an exception to this general rule for Policies with loans of less than $50,000 owned by a taxpayer and covering the life of any individual who is an officer or is financially interested in the business carried on by that taxpayer. The 1996 legislation eliminates the deductibility of interest paid even on loans of $50,000 or under, with respect to both new and previously issued policies, subject to certain transition rules.

INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for the Policy including the amount of any loan received under the Policy to the extent that the loan is included in the gross income of the Policy owner minus (ii) the aggregate amount received under the Policy which was excluded from the gross income of the Policy owner, except that the amount of any loan received under the policy which is excluded from gross income shall be disregarded.


MULTIPLE CONTRACTS. Under TAMRA, all modified endowment contracts that are issued by Fortis Benefits or its affiliates, to the same Policy owner during a calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

EXCHANGES. TAMRA also provides that a life insurance contract received in exchange for a Policy classified as a modified endowment contract will also be treated as a modified endowment contract. Accordingly, a Policy owner should consult a tax adviser before effecting an exchange of a Policy.


TAXATION OF FORTIS BENEFITS


Fortis Benefits does not initially expect to incur any federal income tax upon the earnings or capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes which may be attributable to the Separate Account. If, however, Fortis Benefits determines that it may incur such taxes, it may assess a charge against the Separate Account for those taxes, which would reduce a Policy's net investment return.

Under present laws, Fortis Benefits may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Fortis Benefits may decide to make charges for such taxes or provisions for such taxes against the Separate Account.

OTHER POLICY PROVISIONS

OWNER. The owner of a Policy is the insured, unless another owner has been named in the application for the Policy. The owner is entitled to exercise all rights under a Policy while the insured is alive, including the right to name a new owner or a successor who would become the Policy owner if the owner should die before the insured dies. Otherwise the owner's estate would become the owner.


BENEFICIARY. The beneficiary is the person or persons to whom the insurance proceeds are payable upon the insured's death. The owner may name a contingent beneficiary to become the beneficiary if all the beneficiaries die while the insured is alive. If no beneficiary or contingent beneficiary is alive when the insured dies, the owner (or the owner's estate) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent beneficiary.


Under certain retirement programs, however, spousal consent may be required to name or change a beneficiary, and the right to name a beneficiary other than the spouse of the insured may be subject to applicable laws and regulations. Fortis Benefits is not responsible for the validity of any change.


COLLATERAL ASSIGNMENT. The owner may assign a Policy as collateral. Rights under the Policy will be transferred to the extent of the assignee's interest. Fortis Benefits is not bound by an assignment or release thereof, unless it is in writing and is recorded at its Home Office.


Fortis Benefits is not responsible for the validity of any assignment or release thereof.

DATE OF RECEIPT. The Date of Receipt by Fortis Benefits of any payment or other communication is the actual date it is received at Fortis Benefits' Home Office in proper form unless received (1) after the close of the NYSE, or (2) on a date which is not a Valuation Date. In either of these two cases, the Date of Receipt will be deemed to be the next Valuation Date.

DATE OF CERTAIN CHANGES. Changes in beneficiaries and successor owners and assignments take effect as of the date the owner signed the change request, subject to any actions taken by Fortis Benefits prior to the Date of Receipt of written notice of the change in form satisfactory to Fortis Benefits or, in the case of an assignment, recording by Fortis Benefits.

SUICIDE. The insurance proceeds will not be paid if the insured commits suicide within two years (one year in Colorado and North Dakota) from the Policy Date. Instead, Fortis Benefits will pay the beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Policy loan, plus any loan interest paid for periods beyond the date of death, and less any partial withdrawals. If the insured commits suicide more than two years after the Policy Date but within two years (one year in Colorado and North Dakota) from the effective date of any reinstatement or increase in Face Amount requested by the Policy owner, Fortis Benefits' liability with respect to such increase or reinstatement will be limited to the cost of insurance and "per thousand" charges attributable to such increase or reinstatement since that date.

AGE AND SEX. If the insured's Age or sex as stated in the application is not correct, the death benefit under a Policy will be adjusted to reflect the amount of insurance coverage which the most recent cost of insurance charges and deductions for riders would have purchased at the correct Age and sex. As used herein, "Age" is the insured's actual age on the most recent Policy Anniversary.

INCONTESTABILITY. Fortis Benefits may contest the validity of a Policy, any Face Amount increase, or any optional insurance benefit based on other misstatements in the application therefor. However, any such statements will be considered representations and not warranties. Fortis Benefits will not contest the validity of a Policy after it has been in force during the insured's lifetime for two years from the Policy Date. Fortis Benefits will not contest the validity of any optional insurance benefit, reinstatement or increase in Face Amount after it has been in force during the insured's lifetime for two years from its effective date.


OPTION TO EXTEND MATURITY DATE. This option is available as part of Policies issued in a state that has approved the endorsement containing this provision. This option allows the Policy owner to request a later maturity date, if the Policy Value is at least $2,000. The Policy requires that the request must be in writing and must be made within sixty days prior to the current maturity date. However, by administrative practice Fortis Benefits will allow requests to be made up to six months prior to such date.


If this option is exercised the Policy owner will not be permitted to 1) make any further premium payments except if necessary to prevent lapse of the Policy
2) make any Face Amount or death benefit option changes or 3) make any partial withdrawals that would reduce the Policy Value below $2,000.

Also, upon exercise of this option the following occurs as of the original maturity date: 1) The Guaranteed Death Benefit lapses and the Death Benefit becomes the Alternative Death Benefit (see "Death Benefit Options--Alternative Death Benefit") 2) No further Policy Value Advances or Cash Value Bonuses are credited 3) All supplemental riders except the Accelerated Benefit Rider terminate and 4) Any effective annual rate of loaned Policy Value will be credited with interest at an effective annual rate of 7.5% per year (7% in Massachusetts).

DIVIDENDS. The Policies are nonparticipating. This means that they are not eligible for dividends and they do not participate in any distribution of Fortis Benefits' surplus.

ADDITIONAL CREDITS FOR CERTAIN GROUPS. The credits described below will be made under Policies owned by Fortis, Inc., its subsidiaries, any individual who at the time of purchase is an officer, director, employee, retiree or sales representative of any such company, any Fortis Series director, any director of any of the other mutual funds managed by Fortis Advisers, Inc., or a spouse or child under Age 21 of any such person, or a representative or employee of a broker-dealer that has a selling agreement with Fortis Investors, Inc. No credit will be made for any Policy for which sales compensation is paid. In Fortis Benefits' discretion, certain charges may also be reduced or waived for these categories of persons.

Fortis Benefits will credit 40% of the sum of twelve monthly Minimum Premiums (calculated without regard to the $25 limit and any optional riders or substandard risks) in the first Policy year and 25% of the sum of twelve such monthly Minimum Premiums then in effect in the second Policy year. The first credit, after deduction of any premium tax that Fortis Benefits may determine in the future to impose on premium payments, will be applied as if it were a premium payment received on the date the Policy is released by Fortis Benefits to an active status in its processing system. The second credit will be applied similarly on the first Policy Anniversary. The premium returned upon exercise of the Policy owner's right to cancel a Policy will not include the amount of any credit.

Additionally, for a Face Amount increase, Fortis Benefits will credit 40% of the sum of twelve monthly Minimum Premiums (calculated without regard to the $25 limit and any optional riders or substandard risks) on the effective date of such Face Amount increase if the Policy owner is at that time a member of the above described group. On the first anniversary of such Face Amount increase, 25% of the sum of such monthly Minimum Premiums attributable to the Face Amount increase still in effect will be credited to the Policy. These credits are granted only if the Face Amount increase is at least $25,000 and the annualized planned periodic premium is equal to twelve monthly Minimum Premiums for the entire Policy. The credit is granted only on the portion of the Face Amount increase that equals the excess of the current Face Amount over the largest Face Amount that has ever been in force on the Policy.


If a Policy is issued in exchange for another policy issued by Fortis Benefits or Fortis Insurance Company within the last 5 years and Fortis Benefits relies on the evidence of insurability previously provided, no credits will be paid for the transferred Face Amount. If such exchange is made after 5 years, the credit is 50% of the amount above for the transferred coverage. The full credit amount will be paid on any increase in Face Amount above the transferred coverage.


The foregoing program is subject to termination at any time without notice. All charge variations will reflect differences in Fortis Benefits' expected commissions, sales or administrative expenses or mortality experience with respect to the group of persons to whom such variations apply. All such variations will be pursuant to administrative rules and procedures established by Fortis Benefits from time to time and will be designed to be fair, reasonable and non-discriminatory with respect to each group of Policy owners.

PURCHASES BY LIFE INSURANCE POLICY HOLDERS. When issuing a Policy or increasing the Face Amount for an insured who is already covered by one of its or Fortis Insurance Company's life insurance policies, Fortis Benefits may rely on the evidence of insurability previously provided, rather than relying on new evidence, in which case, the suicide and contestability periods will run from the original date of coverage. This procedure applies only to that portion of the Policy's Face Amount which is not in excess of the amount of existing insurance coverage, and the insurance will terminate when the new coverage becomes effective.


If the value of an existing life insurance policy which was issued by Fortis Benefits Insurance Company is transferred to a Policy, then neither the premium tax charge of 2.2% nor the sales charge of 7.5% will be assessed against the amount transferred.


Also, for its or Fortis Insurance Company's term insurance policy holders, if the term policy has been outstanding for at least one year, Fortis Benefits will give the Policy owner a "conversion credit" in the amount of the lesser of the prior twelve months' premiums on the term policy or 25% of twelve monthly Minimum Premiums for the amount of Policy Face Amount established by the conversion, without regard to any optional benefits provided by rider. The conversion credit will be applied as if it were a premium payment received by us on the date the Policy is released by Fortis Benefits to an active status in its processing system (or, in the case of an existing Policy, on the effective date of the Face Amount increase). No premium tax charges will be assessed against the conversion credit. The Policy's Surrender Value and Policy loan value during the first year following the conversion do not include the amount of the conversion credit, nor does the amount paid upon an exercise of the Policy owner's right to cancel a Policy or Face Amount increase.


Fortis Benefits will also not require new evidence of insurance, and will grant a "conversion credit" as described above, when term policies issued by Old Line Life Insurance Company are converted to a Policy issued by Fortis Benefits under the following conditions: a) the term policy has been in force for less than three years b) the insured is age 55 or younger at the time of conversion and 3) the term policy was sold by a registered representative of Fortis Investors, Inc.

The foregoing procedures are subject to Fortis Benefits' administrative rules as in effect from time to time and may be terminated at any time. Additional credits for certain groups and term conversion credits are not available for Policies issued in New Jersey.

MANAGEMENT

The directors and executive officers, to the extent responsible for variable life insurance operations, of Fortis Benefits are listed below, together with their principal occupations and business experience for the past five years:


OFFICER-DIRECTORS
Robert Brian Pollock (4)          President and Chief Executive Officer; before then Senior Vice
                                  President--Life and Disability.
Thomas Michael Keller (5)         Executive Vice President; before then Senior Vice President of
                                  Fortis, Inc.
Dean C. Kopperud (1)              Senior Vice President--; also officer of affiliated companies;
                                  before then Senior Vice President, Integrated Resources, Inc.
OTHER DIRECTORS
Allen Royal Freedman (2)          Chairman and Chief Executive Officer of Fortis, Inc.
J. Kerry Clayton (2)              Executive Vice President of Fortis, Inc.
Arie Aristide Fakkert (3)         Assistant General Manager of Fortis International N.V.

EXECUTIVE OFFICERS
Peggy Ettestad (1)                Senior Vice President--Operations; before then Vice President,
                                  General Electric Company.
Rhonda J. Schwartz (1)            Senior Vice President and General Counsel--Life and Investment
                                  Products; before then Secretary and General Counsel of Fortis,
                                  Inc.
Michael John Peninger (4)         Senior Vice President and Chief Financial Officer.
Jon H. Nicholson (1)              Senior Vice President--Custom Solutions Group.
Melinda S. Urion (1)              Senior Vice President--Chief Financial Officer Fortis Financial
                                  Group; before then Senior Vice President--Finance & CFO of
                                  American Express Financial Corporation.
Dickson W. Lewis (1)              Senior Vice President--Distribution and Marketing; before then
                                  President of Hedstrom/Blessing Marketing.


------------------------


(1) Address: Fortis Benefits Insurance Company, P. O. Box 64271, St. Paul, MN 55164. Fortis Benefits is a wholly-owned subsidiary of Fortis Insurance Company, 501 West Michigan, Milwaukee, WI 53201, which is itself wholly-owned by Fortis, Inc.



(2) Address: Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005. Fortis, Inc. is wholly owned by Fortis International, N.V., which is itself wholly owned by AMEV/VSB 1990 N.V. The latter two companies share the same address as N.V. AMEV. AMEV/VSB 1990 N.V. is 50% owned by Fortis AMEV and 50% owned by Fortis AG, Boulevard Emile Jacqmain 53, Brussels, Belgium.


(3) Address: Fortis AMEV, Archimedeslaan 10, 3584 BA Utrecht, The Netherlands.

(4) Address: 2323 Grand Avenue, Kansas City, MO 64108.

(5) Address: 501 West Michigan, Milwaukee, WI 53201.

VOTING PRIVILEGES

In accordance with its view of current applicable law, Fortis Benefits will, with respect to certain matters, vote each Subaccount's shares in the corresponding Portfolio at regular and special meetings of the shareholders of Fortis Series in proportion to instructions received from persons having the voting interest in the corresponding Subaccount of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result Fortis Benefits determines that it is permitted to vote such shares of the Portfolios in its own right, it may elect to do so.

Each Policy owner participating in a Subaccount will be entitled to cast one vote with respect to that Subaccount for each $100 of Policy Value in that Subaccount as of the date stock ownership is determined for the corresponding Fortis Series shareholder meeting. (Fractional votes will be counted.) All shares of the Portfolio held by that Subaccount will be voted in proportion to the votes of Policy owners participating in the Subaccount. Shares held in other separate accounts will in general be voted in accordance with instructions of the participants therein. This tends to diminish the relative voting influence of the Policies. Any shares of a Portfolio owned by Fortis Benefits in its General Account or by affiliated companies of Fortis Benefits will be voted in the same proportion as instructions for that Portfolio which are received from persons having the voting interest in all separate accounts investing in Fortis Series.

The Policy owners may give instructions regarding the election of the Board of Directors of Fortis Series, ratification of the selection of its independent auditors, the approval of the investment adviser of a Portfolio, changes in fundamental investment policies of a Portfolio, and all other matters that are put to a vote by Fortis Series shareholders.

Notwithstanding contrary Policy owner voting instructions, Fortis Benefits may vote Portfolio shares in any manner necessary to enable any Portfolio to (1) make or refrain from making any change in the investments or investment policies of any Portfolio, if required by any insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any Portfolio which may be initiated by Policy owners or the Fortis Series Board of Directors, provided that Fortis Benefits' disapproval of the change is reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority. If Fortis Benefits does disregard Policy owner voting instructions, an explanation of this action and the reasons for it will be included in the next semi-annual report to Policy owners.

REPORTS

Policy owners will receive promptly statements of significant transactions such as changes in Face Amount, changes in death benefit option, transfers among Subaccounts, partial withdrawals, Policy loans, loan repayments, termination for any reason, reinstatement, premium payments (except as noted below) and unpaid loan interest added to loan principal. These transactions will also be summarized in an annual statement sent to the Policy owner. The annual statement will be as of a date not more than 60 days prior to mailing, and will also summarize the following other items: premiums paid by use of a plan selected by the Policy owner authorizing monthly withdrawals of premiums from the Policy owner's checking account, paycheck or government payment during the annual period, deductions of charges occurring during that annual period, any Policy Value Advances and Cash Value Bonuses credited during that period and the status of the death benefit, Policy Value (both total and net of any Surrender Charge), amounts in the Subaccounts and General Account, and any Policy loan. In addition, an owner will be sent semiannual reports containing financial statements for Fortis Series, as required by the 1940 Act. Fortis Benefits' current policy is to honor requests for statements of Policy values during a Policy year, although Fortis Benefits reserves the right at any time to cease offering or to charge for this service. Such statements may be requested through the phone number on the cover of this Prospectus.

STATE REGULATION

Fortis Benefits is subject to regulation and supervision by the Commerce Department of the State of Minnesota, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Fortis Benefits intends to satisfy the necessary requirements to sell the policies in all states, other than New York, as soon as possible.

LEGAL MATTERS

The legality of the Policies described in this Prospectus has been passed upon by Douglas R. Lowe, Esquire, Associate General Counsel of Fortis Benefits. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Fortis Benefits on certain federal securities law matters.

EXPERTS

The financial statements of Fortis Benefits Insurance Company and Fortis Benefits Insurance Company Variable Account C appearing in this Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


Actuarial matters included in this Prospectus have been examined by Kay M. Doughty, ASA, MAAA, staff actuary, Individual Actuarial Department of Fortis Benefits, as stated in her opinion filed as an exhibit to the registration statement.


RATINGS AND RANKINGS

Fortis Benefits may advertise its relative performance as compiled by outside organizations. Following is a list of ratings services which may be referred to in advertisements, along with the category in which the applicable Subaccount is included:


             PORTFOLIO NAME                        RATING SERVICE                     CATEGORY
INTERNATIONAL STOCK SUBACCOUNT            Morningstar Publications, Inc.     Foreign Stock
                                          Lipper Analytical Services, Inc.   International Fund
                                          Variable Annuity Research & Data   International Stock
                                          Service

GLOBAL GROWTH SUBACCOUNT                  Morningstar Publications, Inc.     World Stock
                                          Lipper Analytical Services, Inc.   Global Fund
                                          Variable Annuity Research & Data   International Stock
                                          Service

             PORTFOLIO NAME                        RATING SERVICE                     CATEGORY
GLOBAL ASSET ALLOCATION SUBACCOUNT        Morningstar Publications, Inc.     International Hybrid
                                          Lipper Analytical Services, Inc.   Global Flexible Portfolio
                                          Variable Annuity Research & Data   Balanced/International
                                          Service

AGGRESSIVE GROWTH SUBACCOUNT              Morningstar Publications, Inc.     Small Growth
                                          Lipper Analytical Services, Inc.   Small Cap Fund
                                          Variable Annuity Research & Data   Aggressive Growth
                                          Service

SMALL CAP VALUE SUBACCOUNT                Morningstar Publications, Inc.     Small Value
                                          Lipper Analytical Services, Inc.   Small Cap Fund
                                          Variable Annuity Research & Data   Small Company Funds
                                          Service

GROWTH STOCK SUBACCOUNT                   Morningstar Publications, Inc.     Mid Cap Growth
                                          Lipper Analytical Services, Inc.   Mid Cap Fund
                                          Variable Annuity Research & Data   Growth
                                          Service

MID CAP STOCK SUBACCOUNT                  Morningstar Publications, Inc.     Mid Cap Blend
                                          Lipper Analytical Services, Inc.   Mid Cap Fund
                                          Variable Annuity Research & Data   All Equity Funds
                                          Service

LARGE CAP GROWTH SUBACCOUNT               Morningstar Publications, Inc.     Large Blend
                                          Lipper Analytical Services, Inc.   Growth Fund
                                          Variable Annuity Research & Data   Growth
                                          Service

BLUE CHIP STOCK SUBACCOUNT                Morningstar Publications, Inc.     Large Blend
                                          Lipper Analytical Services, Inc.   Growth Fund
                                          Variable Annuity Research & Data   Growth
                                          Service

S&P 500 INDEX SUBACCOUNT                  Morningstar Publications, Inc.     Large Blend
                                          Lipper Analytical Services, Inc.   S&P 500 Index Fund
                                          Variable Annuity Research & Data   Growth and Income Funds
                                          Service

GROWTH & INCOME SUBACCOUNT                Morningstar Publications, Inc.     Mid Cap Blend
                                          Lipper Analytical Services, Inc.   Growth & Income
                                          Variable Annuity Research & Data   Growth and Income
                                          Service

VALUE SUBACCOUNT                          Morningstar Publications, Inc.     Large Blend
                                          Lipper Analytical Services, Inc.   Growth & Income
                                          Variable Annuity Research & Data   Equity-Income
                                          Service

ASSET ALLOCATION SUBACCOUNT               Morningstar Publications, Inc.     Domestic Hybrid
                                          Lipper Analytical Services, Inc.   Flexible Portfolio
                                          Variable Annuity Research & Data   Balanced
                                          Service

GLOBAL BOND SUBACCOUNT                    Morningstar Publications, Inc.     International Bond
                                          Lipper Analytical Services, Inc.   Global Income
                                          Variable Annuity Research & Data   International Bonds
                                          Service

HIGH YIELD SUBACCOUNT                     Morningstar Publications, Inc.     High Yield Bond
                                          Lipper Analytical Services, Inc.   High Current Yield
                                          Variable Annuity Research & Data   Corporate Bond High Yield
                                          Service

DIVERSIFIED INCOME SUBACCOUNT             Morningstar Publications, Inc.     Intermediate-Term Bond
                                          Lipper Analytical Services, Inc.   Corp Debt BBB Rated
                                          Variable Annuity Research & Data   Corporate Bond General
                                          Service                            Funds

U.S. GOVERNMENT SUBACCOUNT                Morningstar Publications, Inc.     Intermediate Government
                                          Lipper Analytical Services, Inc.   Intermediate U.S. Govt.
                                          Variable Annuity Research & Data   Government Bond General
                                          Service                            Funds

MONEY MARKET SUBACCOUNT                   Morningstar Publications, Inc.     Money Market
                                          Lipper Analytical Services, Inc.   Money Market
                                          Variable Annuity Research & Data   Money Market
                                          Service

YEAR 2000 ISSUES



The computer systems Fortis Benefits uses to process Policy transactions and valuations need to be adjusted to be able to continue to administer the Policies after Year 2000. Fortis Benefits is devoting all resources necessary to make these systems modifications and expects that the necessary changes will be completed on time and in a way that will result in no disruption to its policy servicing operations. However, as is the case with most system conversion projects, risks and uncertainties exist, due in part to reliance on third party vendors. Nonperformance by any of these entities, or other unforeseen circumstances, could have a material adverse impact on Fortis Benefits' ability to perform its policy servicing operations. Fortis Benefits is closely monitoring these entities to avoid any unforeseen circumstances.


FINANCIAL STATEMENTS

The financial statements of Fortis Benefits included in this Prospectus should be considered only as bearing upon the ability of Fortis Benefits to meet its obligations under the Policies.


Fortis Benefits generally reinsures risks for non-group insurance in excess of $500,000 per insured with other insurance companies. See Note 9 to Fortis Benefits' financial statements.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis AMEV and Fortis AG, as of December 31, 1997 and 1996, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                    /s/ Ernst & Young, LLP
Minneapolis, Minnesota
February 27, 1998

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                             DECEMBER 31
                                                                                         --------------------
                                                                                           1997       1996
                                                                                         ---------  ---------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost 1997--$2,325,589;
   1996--$2,078,438)...................................................................  $2,415,915 $2,115,499
  Equity securities, at fair value (cost 1997--$88,719; 1996--$84,144).................    109,832    106,290
  Mortgage loans on real estate, less allowance for possible losses (1997--$11,085;
   1996--$9,697).......................................................................    602,064    582,869
  Policy loans.........................................................................     68,566     60,722
  Short-term investments...............................................................     70,537    182,817
  Real estate and other investments....................................................     55,035     29,628
                                                                                         ---------  ---------
                                                                                         3,321,949  3,077,825

Cash and cash equivalents..............................................................      9,901     20,474

Receivables:
  Uncollected premiums.................................................................     74,220     71,386
  Reinsurance recoverable on unpaid and paid losses....................................     13,852     12,939
  Other................................................................................     19,762      9,045
                                                                                         ---------  ---------
                                                                                           107,834     93,370
Accrued investment income..............................................................     47,376     39,519
Deferred policy acquisition costs......................................................    291,742    268,075
Property and equipment at cost, less accumulated depreciation..........................     42,773     52,882
Deferred federal income taxes..........................................................     15,037     17,008
Other assets...........................................................................      4,250      8,005
Assets held in separate accounts.......................................................  2,978,622  2,374,718
                                                                                         ---------  ---------
TOTAL ASSETS...........................................................................  $6,819,484 $5,951,876
                                                                                         ---------  ---------
                                                                                         ---------  ---------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                             DECEMBER 31
                                                                                         --------------------
                                                                                           1997       1996
                                                                                         ---------  ---------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
POLICY RESERVES AND LIABILITIES:
  Future policy benefit reserves:
    Traditional life insurance.........................................................  $ 449,017  $ 434,378
    Interest sensitive and investment products.........................................  1,264,227  1,175,480
    Accident and health................................................................    792,249    834,119
                                                                                         ---------  ---------
                                                                                         2,505,493  2,443,977
  Unearned revenues....................................................................     10,653     12,622
  Other policy claims and benefits payable.............................................    260,596    191,940
  Policyholder dividends payable.......................................................      8,197      8,783
                                                                                         ---------  ---------
                                                                                         2,784,939  2,657,322

  Debt.................................................................................     26,433         --
  Accrued expenses.....................................................................     49,909     42,223
  Current income taxes payable.........................................................     10,549     17,424
  Other liabilities....................................................................    113,222    104,834
  Due to affiliates....................................................................      6,925      4,926
  Liabilities related to separate accounts.............................................  2,947,401  2,344,474
                                                                                         ---------  ---------
TOTAL POLICY RESERVES AND LIABILITIES..................................................  5,939,378  5,171,203

SHAREHOLDER'S EQUITY:
  Common Stock, $5 par value:
    Authorized, issued and outstanding shares--1,000,000...............................      5,000      5,000
  Additional paid-in capital...........................................................    468,000    468,000
  Retained earnings....................................................................    332,723    265,613
  Unrealized gains on investments, net.................................................     68,981     36,290
  Unrealized gains on assets held in separate accounts, net............................      5,402      5,770
                                                                                         ---------  ---------
TOTAL SHAREHOLDER'S EQUITY.............................................................    880,106    780,673
                                                                                         ---------  ---------
TOTAL POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY............................  $6,819,484 $5,951,876
                                                                                         ---------  ---------
                                                                                         ---------  ---------

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF INCOME
(IN THOUSANDS)

                                                                                     YEAR ENDED DECEMBER 31
                                                                                --------------------------------
                                                                                   1997       1996       1995
                                                                                ----------  ---------  ---------
REVENUES
  Insurance operations:
    Traditional life insurance premiums.......................................  $  269,540  $ 258,496  $ 251,353
    Interest sensitive and investment product policy charges..................      77,429     63,336     46,076
    Accident and health insurance premiums....................................     891,037    974,046    934,900
                                                                                ----------  ---------  ---------
                                                                                 1,238,006  1,295,878  1,232,329

  Net investment income.......................................................     228,724    206,023    203,537
  Net realized gains on investments...........................................      41,101     25,731     55,080
  Other income................................................................      36,458     31,725     33,085
                                                                                ----------  ---------  ---------
    TOTAL REVENUES............................................................   1,544,289  1,559,357  1,524,031

BENEFITS AND EXPENSES
  Benefits to policyholders:
    Traditional life insurance................................................     204,497    220,227    202,911
    Interest sensitive investment products....................................     103,077     90,358     73,676
    Accident and health claims................................................     707,113    778,439    769,588
                                                                                ----------  ---------  ---------
                                                                                 1,014,687  1,089,024  1,046,175

Policyholder dividends........................................................       2,935      4,169      4,305
Amortization of deferred policy acquisition costs.............................      43,931     39,325     41,291
Insurance commissions.........................................................     107,378     94,723     95,559
General and administrative expenses...........................................     273,128    242,825    254,940
                                                                                ----------  ---------  ---------
    TOTAL BENEFITS AND EXPENSES...............................................   1,442,059  1,470,066  1,442,270
                                                                                ----------  ---------  ---------
Income before federal income taxes............................................     102,230     89,291     81,761
Federal income taxes..........................................................      35,120     31,099     27,891
                                                                                ----------  ---------  ---------
NET INCOME....................................................................  $   67,110  $  58,192  $  53,870
                                                                                ----------  ---------  ---------
                                                                                ----------  ---------  ---------

                            See accompanying notes.

STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                                     UNREALIZED
                                                                                    UNREALIZED          GAINS
                                                                                       GAINS         (LOSSES) ON
                                                        ADDITIONAL                  (LOSSES) ON    ASSETS HELD IN
                                             COMMON       PAID-IN     RETAINED     INVESTMENTS,       SEPARATE
                                              STOCK       CAPITAL     EARNINGS          NET         ACCOUNTS, NET     TOTAL
                                           -----------  -----------  -----------  ---------------  ---------------  ---------
Balance, January 1, 1995.................   $   5,000    $ 358,000    $ 153,551      $ (42,908)       $     554     $ 474,197
Net income...............................          --           --       53,870             --               --        53,870
Additional paid-in capital...............          --       50,000           --             --               --        50,000
Change in unrealized gains (losses) on
 investments, net........................          --           --           --        131,039               --       131,039
Change in unrealized gains (losses) on
 assets held in separate accounts, net...          --           --           --             --            1,992         1,992
                                           -----------  -----------  -----------       -------           ------     ---------
Balance, December 31, 1995...............       5,000      408,000      207,421         88,131            2,546       711,098
Net income...............................          --           --       58,192             --               --        58,192
Additional paid-in capital...............          --       60,000           --             --               --        60,000
Change in unrealized gains (losses) on
 investments, net........................          --           --           --        (51,841)              --       (51,841)
Change in unrealized gains (losses) on
 assets held in separate accounts, net...          --           --           --             --            3,224         3,224
                                           -----------  -----------  -----------       -------           ------     ---------
Balance, December 31, 1996...............       5,000      468,000      265,613         36,290            5,770       780,673
Net income...............................          --           --       67,110             --               --        67,110
Change in unrealized gains (losses) on
 investments, net........................          --           --           --         32,691               --        32,691
Change in unrealized gains (losses) on
 assets held in separate account, net....          --           --           --             --             (368)         (368)
                                           -----------  -----------  -----------       -------           ------     ---------
Balance, December 31, 1997...............   $   5,000    $ 468,000    $ 332,723      $  68,981        $   5,402     $ 880,106
                                           -----------  -----------  -----------       -------           ------     ---------
                                           -----------  -----------  -----------       -------           ------     ---------

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                  YEAR ENDED DECEMBER 31
                                                                           -------------------------------------
                                                                               1997         1996        1995
                                                                           ------------  ----------  -----------
OPERATING ACTIVITIES
  Net income.............................................................  $     67,110  $   58,192  $    53,870
  Adjustments to reconcile net income to net cash provided by operating activities:
    (Decrease)/increase in future policy benefit reserves for
     traditional, interest sensitive and accident and health policies....        (2,496)     26,193       80,478
    Increase in other policy claims and benefits and policyholder
     dividends payable...................................................        68,070      18,638       27,676
    Provision for deferred federal income taxes..........................        (6,449)     (1,094)     (13,584)
    (Decrease)/increase in income taxes payable..........................        (6,875)     12,049        1,023
    Amortization of deferred policy acquisition costs....................        43,931      39,325       41,291
    Policy acquisition costs deferred....................................       (69,694)    (66,515)     (56,391)
    Provision for mortgage loan losses...................................         1,388       1,344          924
    Provision for depreciation...........................................        14,351      17,312       15,654
    Write-off of investment..............................................         3,000          --           --
    Amortization of investment (discounts) premiums, net.................          (466)      1,821         (239)
    Change in receivables, accrued investment income, unearned premiums,
     accrued expenses and other liabilities..............................        (2,720)     38,614        3,427
    Net realized gains on investments....................................       (41,101)    (25,731)     (55,080)
    Other................................................................       (12,496)       (261)      (2,431)
                                                                           ------------  ----------  -----------
        NET CASH PROVIDED BY OPERATING ACTIVITIES........................        55,553     119,887       96,618

INVESTING ACTIVITIES
  Purchases of fixed maturity investments................................    (3,611,770) (2,778,352)  (2,151,133)
  Sales or maturities of fixed maturity investments......................     3,378,898   2,652,887    2,000,068
  Decrease (increase) in short-term investments..........................       112,280     (29,318)     (35,908)
  Purchases of other investments.........................................      (209,771)   (210,182)    (240,264)
  Sales of other investments.............................................       205,084     163,569      112,598
  Purchases of property and equipment....................................        (4,242)    (10,992)     (19,975)
  Other..................................................................          (617)         --        1,229
                                                                           ------------  ----------  -----------
        NET CASH USED IN INVESTING ACTIVITIES............................      (130,138)   (212,388)    (333,385)

FINANCING ACTIVITIES
  Activities related to investment products:
    Considerations received..............................................       200,760     128,446      187,484
    Surrenders and death benefits........................................      (190,361)   (125,274)     (60,522)
    Interest credited to policyholders...................................        53,613      49,802       48,918
  Additional paid-in capital from shareholder............................            --      60,000       50,000
                                                                           ------------  ----------  -----------
        NET CASH PROVIDED BY FINANCING ACTIVITIES........................        64,012     112,974      225,880
                                                                           ------------  ----------  -----------
(Decrease) increase in cash and cash equivalents.........................       (10,573)     20,473      (10,887)
        CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR...................        20,474           1       10,888
                                                                           ------------  ----------  -----------
        CASH AND CASH EQUIVALENTS AT END OF YEAR.........................  $      9,901  $   20,474  $         1
                                                                           ------------  ----------  -----------
                                                                           ------------  ----------  -----------

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY

DECEMBER 31, 1997

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES NATURE OF OPERATIONS

Fortis Benefits Insurance Company (the Company) is an indirect, wholly-owned subsidiary of Fortis AMEV and Fortis AG. The Company is incorporated in Minnesota and distributes its products in all states except New York. To date, the majority of the Company's revenues have been derived from group employee benefits products and the remainder from individual life and annuity products.

BASIS OF STATEMENT PRESENTATION

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company follows generally accepted accounting principles which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES

Premiums for traditional life insurance are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 2.5% to 8.75% in 1997 and 1996.

Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1964 Commissioners Disability Table at 6% interest. Calculated reserves are modified based on the Company's actual experience.

CLAIMS AND BENEFITS PAYABLE

Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional life insurance products, such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. For accident and health and group life insurance products, these costs represent the present value at the acquisition of these lines in the October 1, 1991 purchase (see Note 2) of future profits which are amortized against the expected premium revenues of the lines acquired. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS

The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.

Changes in fair values of available-for-sale securities, after related deferred income taxes and after adjustment for the changes in pattern of amortization of deferred policy acquisition costs and participating policyholder dividends are reported directly in shareholder's equity as unrealized gains (losses) on investments and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at unpaid balance, adjusted for amortization of premium or discount, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

Policy loans are reported at their unpaid balance. Short term investments are at cost which approximates fair value.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

FORTIS BENEFITS INSURANCE COMPANY

1.  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED)
PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property.

INCOME TAXES

Income taxes have been provided using the liability method in accordance with Financial Accounting Standards Board ("FASB") Statement 109, ACCOUNTING FOR INCOME TAXES. Deferred tax assets and liabilities are determined based on the differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS

Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid, are provided to the separate account policyholders and are excluded from the amounts reported in the accompanying statements of operations.

Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and annuity products for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value.

GUARANTY FUND ASSESSMENTS

There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments.

STATEMENTS OF CASH FLOWS

The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

NEW FINANCIAL ACCOUNTING STANDARDS

In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 defines the financial statement presentation for all changes in a company's equity during a period except those resulting from investments by owners and distributions to owners. SFAS No. 130 will be adopted by the Company in the first quarter of 1998. Because the statement is merely a change in presentation, the Company does not expect the adoption of this statement to have a significant impact on the financial statements.

RECLASSIFICATIONS

Certain amounts in the 1996 and 1995 financial statements have been reclassified to conform to the 1997 presentation.

2.  ACQUIRED BUSINESS
    In 1991, the Company purchased certain assets and assumed certain liabilities from The Mutual Benefit Life Insurance Company in Rehabilitation
(MBL). The seller transferred to the Company, the assets and liabilities relating to the group life, accident and health, disability and dental insurance business of MBL. The acquisition was accounted for as a purchase. The original purchase price of the acquisition was $318,000,000. Subsequent additional payments of $20,850,000 were made ending in 1994. These additional payments, as well as $126,515,000 of the original purchase price represent the estimated present value of future profits on the lines of business acquired at the date of acquisition and have been accounted for as deferred policy acquisition costs (see Note 4).

FORTIS BENEFITS INSURANCE COMPANY

3.  INVESTMENTS
AVAILABLE-FOR-SALE SECURITIES

The following is a summary of the available-for-sale securities (in thousands):

                                                              GROSS     GROSS
                                                 AMORTIZED   UNREALIZED UNREALIZED
                                                    COST       GAIN      LOSS    FAIR VALUE
                                                 ----------  --------  --------  ----------
December 31, 1997:
  Fixed maturities:
  Governments..................................  $  228,856  $ 8,698   $    30   $  237,524
  Public utilities.............................     121,128    4,217        13      125,332
  Industrial and miscellaneous.................   1,932,894   77,442     1,625    2,008,711
  Other........................................      42,711    1,637        --       44,348
                                                 ----------  --------  --------  ----------
  Total fixed maturities.......................   2,325,589   91,994     1,668    2,415,915
  Equity securities............................      88,719   24,769     3,656      109,832
                                                 ----------  --------  --------  ----------
    Total......................................  $2,414,308  $116,763  $ 5,324   $2,525,747
                                                 ----------  --------  --------  ----------
                                                 ----------  --------  --------  ----------
December 31, 1996:
Fixed maturities:
  Governments..................................  $  321,574  $ 3,418   $ 1,323   $  323,669
  Public utilities.............................      92,116    2,758       403       94,471
  Industrial and miscellaneous.................   1,656,420   38,413     6,527    1,688,306
  Other........................................       8,328      750        25        9,053
                                                 ----------  --------  --------  ----------
  Total fixed maturities.......................   2,078,438   45,339     8,278    2,115,499
  Equity securities............................      84,144   23,340     1,194      106,290
                                                 ----------  --------  --------  ----------
    Total......................................  $2,162,582  $68,679   $ 9,472   $2,221,789
                                                 ----------  --------  --------  ----------
                                                 ----------  --------  --------  ----------

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1997, by contractual maturity, are shown below (in thousands).

                                                                        AMORTIZED
                                                                           COST     FAIR VALUE
                                                                        ----------  ----------
Due in one year or less...............................................  $   75,748  $   76,109
Due after one year through five years.................................     849,193     865,006
Due after five years through ten years................................     543,847     562,900
Due after ten years...................................................     856,801     911,900
                                                                        ----------  ----------
Total.................................................................  $2,325,589  $2,415,915
                                                                        ----------  ----------
                                                                        ----------  ----------

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

MORTGAGE LOANS

The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 37% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 1997 as compared to concentrated interests in California, Texas and New York of 36% at December 31, 1996. Loan commitments outstanding totaled $34,235,000 at December 31, 1997.

INVESTMENTS ON DEPOSIT

The Company had fixed maturities carried at $2,548,000 and $2,537,000 at December 31, 1997 and 1996, respectively, on deposit with various governmental authorities as required by law.

INVESTMENT IN MANAGED DENTAL INITIATIVE

In 1997, the Company acquired a 99% ownership in a managed dental initiative called Dental Health Alliance, Inc. (DHA). Based on an analysis of future DHA profitability, the entire investment was written-off at December 31, 1997. The income statement reflects $13,561,000 of general and administrative expenses related to 1997 DHA losses and ownership write-off.

FORTIS BENEFITS INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
NET UNREALIZED GAINS (LOSSES)

The adjusted net unrealized gains (losses) recorded in shareholder's equity for the year ended December 31 were as follows (in thousands):

                                                                       1997       1996       1995
                                                                     ---------  ---------  ---------
Change in unrealized gains (losses) before adjustments.............  $  53,239  $ (83,065) $ 214,452
Adjustments:
Increase) decrease in amortization of deferred policy acquisition
 costs.............................................................     (2,096)     3,376     (9,789)
Deferred income taxes (expense) benefit............................    (18,820)    31,072    (71,632)
                                                                     ---------  ---------  ---------
Change in net unrealized gains (losses)............................     32,323    (48,617)   133,031
Net unrealized gains (losses), beginning of year...................     42,060     90,677    (42,354)
                                                                     ---------  ---------  ---------
Net unrealized gains, end of year..................................  $  74,383  $  42,060  $  90,677
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

NET INVESTMENT INCOME AND NET REALIZED GAINS ON INVESTMENTS

Major categories of net investment income and realized gains on investments for each year were as follows (in thousands):

                                                                       1997       1996       1995
                                                                     ---------  ---------  ---------
NET INVESTMENT INCOME
Fixed maturities...................................................  $ 160,444  $ 141,973  $ 139,062
Equity securities..................................................      9,306      6,682      2,026
Mortgage loans on real estate......................................     54,662     52,949     49,227
Policy loans.......................................................      4,144      3,195      2,797
Short-term investments.............................................      2,851      5,175     11,863
Real estate and other investments..................................      4,635      5,358      4,750
                                                                     ---------  ---------  ---------
                                                                       236,042    215,332    209,725
Expenses...........................................................     (7,318)    (9,309)    (6,188)
                                                                     ---------  ---------  ---------
                                                                     $ 228,724  $ 206,023  $ 203,537
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------
NET REALIZED GAINS ON INVESTMENTS
Fixed maturities...................................................  $  13,827  $   3,334  $  50,393
Equity securities..................................................     26,760     18,281      2,830
Mortgage loans on real estate......................................        301       (144)      (242)
Short-term investments.............................................         --         57         (3)
Real estate and other investments..................................        213      4,203      2,102
                                                                     ---------  ---------  ---------
                                                                     $  41,101  $  25,731  $  55,080
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

Proceeds from sales of investments in fixed maturities were $3,360,682,000, $2,652,887,000, and $2,000,068,000 in 1997, 1996 and 1995, respectively. Gross
gains   of  $30,860,000,  $28,606,000  and   $61,070,000  and  gross  losses  of
$17,033,000, $25,272,000, and $10,677,000  were realized on  the sales in  1997,
1996 and 1995, respectively.

4.    DEFERRED POLICY ACQUISITION COSTS
    The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                                 INTEREST
                                                               SENSITIVE AND
                                                 TRADITIONAL    INVESTMENT      ACCIDENT
                                                    LIFE         PRODUCTS      AND HEALTH     TOTAL
                                                 -----------  ---------------  -----------  ---------
Balance, January 1, 1996.......................   $  38,532      $ 170,840      $  28,137   $ 237,509
Acquisition costs deferred.....................          --         66,515             --      66,515
Acquisition costs amortized....................      (5,375)       (19,695)       (14,255)    (39,325)
Reduced amortization of deferred acquisition
 costs from unrealized losses on
 available-for-sale securities.................          --          3,376             --       3,376
                                                 -----------  ---------------  -----------  ---------
Balance, January 1, 1997.......................      33,157        221,036         13,882     268,075
Acquisition costs deferred.....................      37,857         31,837             --      69,694
Acquisition costs amortized....................     (20,738)       (14,501)        (8,692)    (43,931)
Increased amortization of deferred acquisition
 costs from unrealized gains on
 available-for-sale securities.................          --         (2,096)            --      (2,096)
                                                 -----------  ---------------  -----------  ---------
Balance, December 31, 1997.....................   $  50,276      $ 236,276      $   5,190   $ 291,742
                                                 -----------  ---------------  -----------  ---------
                                                 -----------  ---------------  -----------  ---------

FORTIS BENEFITS INSURANCE COMPANY

4.    DEFERRED POLICY ACQUISITION COSTS (CONTINUED)
Included within total deferred policy acquisition costs at December 31, 1997 is $10,434,000 of present value of future profits (PVP) resulting from acquisitions accounted for as a purchase. All remaining PVP will be amortized in 1998.

During 1997, 1996 and 1995, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in additional amortization of deferred acquisition costs of $732,000, $1,894,000 and $4,825,000, respectively. In addition, the Company recorded policyholder dividends payable of $1,095,000 in 1995.

5.  PROPERTY AND EQUIPMENT
    A summary of property and equipment at December 31 for each year follows (in thousands):

                                                                                1997       1996
                                                                              ---------  ---------
Land........................................................................  $   1,900  $   1,900
Building and improvements...................................................     24,148     25,133
Furniture and equipment.....................................................     87,537     95,370
                                                                              ---------  ---------
                                                                                113,585    122,403
Less accumulated depreciation...............................................    (70,812)   (69,521)
                                                                              ---------  ---------
Net property and equipment..................................................  $  42,773  $  52,882
                                                                              ---------  ---------
                                                                              ---------  ---------

6.  ACCIDENT AND HEALTH RESERVES
    Activity for the liability for unpaid accident and health claims and claims adjustment expenses is summarized as follows (in thousands):

                                                                         YEAR ENDED DECEMBER 31
                                                                     -------------------------------
                                                                       1997       1996       1995
                                                                     ---------  ---------  ---------
Balance as of January 1, net of reinsurance recoverables...........  $ 947,711  $ 928,832  $ 838,810
Add: Incurred losses related to:
  Current year.....................................................    773,316    865,907    827,261
  Prior years......................................................    (59,634)   (64,094)   (28,520)
                                                                     ---------  ---------  ---------
    Total incurred losses..........................................    713,682    801,813    798,741
Deduct: Paid losses related to:
  Current year.....................................................    437,405    549,144    492,460
  Prior years......................................................    235,952    233,790    216,259
                                                                     ---------  ---------  ---------
    Total paid losses..............................................    673,357    782,934    708,719
                                                                     ---------  ---------  ---------
Balance as of December 31, net of reinsurance recoverables.........  $ 988,036  $ 947,711  $ 928,832
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; (2) the table above includes claims adjustment expense liabilities that are included in accrued expenses on the balance sheet; and (3) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs due to less uncertainty in the health business and a reduction of loss reserves due to lower than anticipated inflation in medical costs.

Management has incorporated the favorable reserve development into its current estimates of reserve levels. Accordingly, future development on December 31, 1997 reserves is not expected to be as favorable as that experienced in the past two years.

7.  FEDERAL INCOME TAXES
    The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis, Inc. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

FORTIS BENEFITS INSURANCE COMPANY

7.  FEDERAL INCOME TAXES (CONTINUED)
The significant components of the Company's deferred tax liabilities and assets as of December 31, 1997 and 1996 are as follows (in thousands):

                                                                                1997       1996
                                                                              ---------  ---------
Deferred tax assets:
  Separate account assets/liabilities.......................................  $  56,620  $  40,989
  Reserves..................................................................     43,143     51,271
  Claims and benefits payable...............................................     15,238      7,764
  Accrued liabilities.......................................................      8,785      8,439
  Investments...............................................................      4,795      2,648
  Other.....................................................................      3,042      1,549
                                                                              ---------  ---------
    Total deferred tax assets...............................................    131,623    112,660

Deferred tax liabilities:
  Deferred policy acquisition costs.........................................     72,369     67,850
  Unrealized gains..........................................................     39,015     20,402
  Fixed assets..............................................................      3,914      3,110
  Investments...............................................................      1,220      1,942
  Other.....................................................................         68      2,348
                                                                              ---------  ---------
    Total deferred tax liabilities..........................................    116,586     95,652
                                                                              ---------  ---------
    Net deferred tax asset..................................................  $  15,037  $  17,008
                                                                              ---------  ---------
                                                                              ---------  ---------

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense (benefit) for the year ended December 31 is shown as follows (in thousands):

                                                                         1997       1996       1995
                                                                       ---------  ---------  ---------
Current..............................................................  $  41,569  $  32,193  $  39,660
Deferred.............................................................     (6,449)    (1,094)   (11,769)
                                                                       ---------  ---------  ---------
                                                                       $  35,120  $  31,099  $  27,891
                                                                       ---------  ---------  ---------
                                                                       ---------  ---------  ---------

Federal income tax payments and refunds resulted in net payments of $58,859,000, $16,434,000, and $40,453,000 in 1997, 1996 and 1995, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                         1997       1996       1995
                                                                       ---------  ---------  ---------
Statutory income tax rate............................................      35.0%      35.0%      35.0%
Other, net...........................................................        (.6)       (.2)      (0.9)
                                                                       ---------  ---------  ---------
                                                                           34.4%      34.8%      34.1%
                                                                       ---------  ---------  ---------
                                                                       ---------  ---------  ---------

8.  ASSETS HELD IN SEPARATE ACCOUNTS
    Separate account assets at December 31 were as follows (in thousands):

                                                                               1997        1996
                                                                            ----------  ----------
Premium and annuity considerations for the variable annuity products and variable universal life products for which the contract holder, rather than the Company, bears the investment risk..............................  $2,947,401  $2,344,474
Assets of the separate accounts owned by the Company, at fair value.......      31,221      30,244
                                                                            ----------  ----------
                                                                            $2,978,622  $2,374,718
                                                                            ----------  ----------
                                                                            ----------  ----------

9.  REINSURANCE
    In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $5,742,000 and $6,144,000 of premium from First Fortis in 1997 and 1996, respectively. The Company has assumed $5,452,000 and $3,599,000 of reserves in 1997 and 1996, respectively, from First Fortis.

FORTIS BENEFITS INSURANCE COMPANY

9.  REINSURANCE (CONTINUED)
The maximum amount that the Company retains on any one life is $500,000 of life insurance including accidental death. Amounts in excess of $500,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                          1997       1996       1995
                                                                        ---------  ---------  ---------
Life insurance........................................................  $   8,159  $   8,680  $   4,661
Accident and health insurance.........................................     13,712      6,793      3,410
                                                                        ---------  ---------  ---------
                                                                        $  21,871  $  15,473  $   8,071
                                                                        ---------  ---------  ---------
                                                                        ---------  ---------  ---------

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                          1997       1996       1995
                                                                        ---------  ---------  ---------
Life insurance........................................................  $   2,973  $   7,225  $   2,489
Accident and health insurance.........................................     14,781      5,993      8,807
                                                                        ---------  ---------  ---------
                                                                        $  17,754  $  13,218  $  11,296
                                                                        ---------  ---------  ---------
                                                                        ---------  ---------  ---------

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

10. DIVIDEND RESTRICTIONS
    Dividend distributions to parent are restricted as to amount by state regulatory requirements. The Company had $52,367,000 free from such restrictions at December 31, 1997. Distributions in excess of this amount would require regulatory approval.

11. REGULATORY ACCOUNTING REQUIREMENTS
    Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by Minnesota insurance regulatory authorities. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC is currently in the process of codifying statutory accounting practices. This project, which is not expected to be completed before 1999, may result in changes to the accounting practices that insurance enterprises use to prepare their statutory-basis financial statements.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

FORTIS BENEFITS INSURANCE COMPANY

11. REGULATORY ACCOUNTING REQUIREMENTS (CONTINUED)
Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):

                                                           NET INCOME             SHAREHOLDER'S EQUITY
                                                 -------------------------------  --------------------
                                                   1997       1996       1995       1997       1996
                                                 ---------  ---------  ---------  ---------  ---------
Based on statutory accounting practices........  $  62,593  $  55,046  $  30,576  $ 528,671  $ 482,507
Deferred policy acquisition costs..............     25,763     27,190     15,100    291,742    268,075
Investment valuation differences...............       (497)    (2,219)       330     80,245     31,326
Deferred and uncollected premiums..............   (107,194)    (4,096)        --         --         --
Policy reserves................................     89,895    (19,873)   (29,238)  (150,649)  (131,159)
Commissions....................................     (3,171)    (1,639)
Current income taxes payable...................      6,450      2,386     (1,294)     3,712     (7,895)
Deferred income taxes..........................      6,449     (1,094)    11,769       (520)    17,008
Realized gains on investments..................        251      2,599      1,938         --         --
Realized gains transferred to the Interest
 Maintenance Reserve (IMR), net of tax.........      9,644      2,335     31,711         --         --
Amortization of IMR, net of tax................     (6,315)    (6,130)    (5,261)        --         --
Write-off of investment........................    (11,705)        --         --         --         --
Pension expense................................     (4,153)        --         --
Guaranty Funds.................................         --      3,023         --
Property and equipment.........................         --         --         --     15,520     20,481
Interest maintenance reserve...................         --         --         --     53,348     50,019
Asset valuation reserve........................         --         --         --     75,939     62,961
Other, net.....................................       (900)       664     (1,761)   (17,902)   (12,650)
                                                 ---------  ---------  ---------  ---------  ---------
As reported herein.............................  $  67,110  $  58,192  $  53,870  $ 880,106  $ 780,673
                                                 ---------  ---------  ---------  ---------  ---------
                                                 ---------  ---------  ---------  ---------  ---------

12. TRANSACTIONS WITH AFFILIATED COMPANIES
    The Company receives various services from Fortis, Inc. and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 1997, 1996 and 1995, were $12,015,000, $13,319,000 and $10,074,00, respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $72,105,000, $68,616,000 and $59,308,000 in commissions to its affiliate,
Fortis Investors, Inc., for the years ended December 31, 1997, 1996 and 1995, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

Fortis Information Technology (Fortis IT) is a business unit within the Company and is managed by Fortis, Inc. Based upon an agreement established with Fortis Inc., over/under charges are transferred annually to Fortis, Inc. The amounts transferred were $5,149,000 in 1997; $476,000 in 1996 and $0 in 1995. Effective
January 1, 1998, Fortis IT operations have been transferred to Fortis, Inc.

13. FAIR VALUE DISCLOSURES

VALUATION METHODS AND ASSUMPTIONS

The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. It is not practicable to estimate the fair value of policy loans as repayment terms are at the discretion of the policyholder. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. As the debt was underwritten in the current year, the outstanding balance is a reasonable estimate of fair value.

FORTIS BENEFITS INSURANCE COMPANY

13. FAIR VALUE DISCLOSURES (CONTINUED)
The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                                              (IN THOUSANDS)
                                                                               DECEMBER 31
                                                              ----------------------------------------------
                                                                       1997                    1996
                                                              ----------------------  ----------------------
                                                               CARRYING      FAIR      CARRYING      FAIR
                                                                AMOUNT      VALUE       AMOUNT      VALUE
                                                              ----------  ----------  ----------  ----------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturities......................................  $2,415,915  $2,415,915  $2,115,499  $2,115,499
      Equity securities.....................................     109,832     109,832     106,290     106,290
  Mortgage loans on real estate.............................     602,064     661,055     582,869     614,555
  Policy loans..............................................      68,566      68,566      60,722      60,722
  Short-term investments....................................      70,537      70,537     182,817     182,817
  Assets held in separate accounts..........................   2,978,622   2,978,622   2,374,718   2,371,601
Liabilities:
  Individual and group annuities (subject to discretionary
   withdrawal)..............................................  $  977,495  $  945,558  $  916,754  $  886,110
  Debt......................................................      26,433      26,433          --          --

14. COMMITMENTS AND CONTINGENCIES
    The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

15. RETIREMENT AND OTHER EMPLOYEE BENEFITS
    The Company is an indirect wholly-owned subsidiary of Fortis, Inc., which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis, Inc.'s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $1,594,000, $1,354,000 and $1,179,000 for 1997, 1996 and 1995,
respectively. As of January 1, 1997, the Plan's total accumulated benefit obligation determined in accordance with ERISA was approximately $56,838,000. This amount was based on an assumed interest rate of 8.00% and included vested benefits of approximately $54,831,000. The fair market value of the Plan assets as of January 1, 1997 was approximately $60,004,000.

The Company participates in a contributory profit sharing plan, sponsored by Fortis, Inc., covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $3,926,000, $3,913,000 and 3,765,000 for 1997, 1996 and 1995,
respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis, Inc. Health care benefits, either through a Fortis Inc.-sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

Net postretirement benefit costs allocated to the Company for the years ended December 31, 1997, 1996 and 1995 were $304,000, $290,000 and $287,000, respectively, and includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company made contributions to the plans of approximately $20,000, $8,000 and $0 in 1997, 1996 and 1995, respectively, as claims were incurred.

At December 31, 1997 and 1996, the unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $1,148,000 and $844,000, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 7.5%. The health care cost trend rate for those under age 65 was 12.8%, graded to 5.5% over 26 years. The health care cost trend rate for those over age 65 was 12.0%, graded to 6.2% over 26 years.

FORTIS BENEFITS INSURANCE COMPANY

16. DEBT
    The following is a summary of the debt at December 31, 1997 (in thousands):

Mortgage note bearing a floating interest rate of 200 basis points over LIBOR, (5.84%
 at December 31, 1997) adjustable every six months, principal and interest due
 monthly, matures July 2001...........................................................  $   3,150
Mortgage note bearing a floating interest rate of 225 basis points over LIBOR (5.84%
 at December 31, 1997) adjustable every six months, principal and interest due
 monthly, balloon payment due July 1998...............................................     18,100
Mortgage note bearing interest at 7.60%, principal and interest due monthly, matures
 October 2002.........................................................................      5,183
                                                                                        ---------
                                                                                        $  26,433
                                                                                        ---------
                                                                                        ---------

Maturities of the debt as of December 31, 1997 are as follows (in thousands):

1998..................................................................................  $  18,222
1999..................................................................................        126
2000..................................................................................        136
2001..................................................................................      3,119
2002..................................................................................      4,830
                                                                                        ---------
                                                                                           26,433
                                                                                        ---------
                                                                                        ---------

These mortgage notes are collateralized by certain real estate investments included in real estate and other investments in the balance sheet.

Interest expense paid by the Company during 1997 on this debt was approximately $1,075,000.

17. YEAR 2000 ISSUES (UNAUDITED)
    The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Company and any of its businesses or subsidiaries. All of the Company's major businesses are heavily dependent upon internal computer systems, and many have significant interaction with systems of third parties.

A comprehensive review of the Company's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. The Company's goal is to complete internal remediation and testing of each system by early 1999.

Factors that could influence the total costs to be incurred by the Company in connection with the Year 2000 issue include the ability of the Company to successfully identify systems containing two-digit year codes, the nature and amount of programming required to fix the affected programs, the related labor and consulting costs for such remediation, and the ability of third parties that interface with the Company to successfully address their Year 2000 issues.

The Company is evaluating the Year 2000 readiness of advisors and other third parties whose system failures could have an impact on the Company's operations. The potential materiality of any such impact is not entirely known at this time. The Company is closely monitoring these entities to avoid any unforeseen circumstances.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying statement of net assets of Fortis Benefits Insurance Company Variable Account C (comprising, respectively, the Fortis Series Fund, Inc.'s Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S & P 500 and Blue Chip Stock Subaccounts) as of December 31, 1997, and the related statements of changes in net assets for each of the two years in the period then ended, except for the Fortis Series Fund, Inc.'s Value, S & P 500 and Blue Chip Stock Subaccounts which are for the year ended December 31, 1997 and the period from May 1, 1996 to December 31, 1996 and the Norwest Select Fund's Small Company Stock Subaccount which is for the year ended December 31, 1996. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the portfolio subaccounts constituting Fortis Benefits Insurance Company Variable Account C at December 31, 1997, and the changes in its net assets for the periods described in the first paragraph, in conformity with generally accepted accounting principles.

   [/S/ ERNST & YOUNG LLP]
Minneapolis, Minnesota
March 27, 1998

STATEMENT OF NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1997

                                                                                                         ATTRIBUTABLE
                                                                                          ATTRIBUTABLE   TO
                                                                            NET ASSETS     TO FORTIS      VARIABLE
                                                                                AT          BENEFITS        LIFE
                                                                              MARKET       INSURANCE      INSURANCE
                                                  SHARES         COST          VALUE        COMPANY       POLICIES
                                               ------------   -----------   -----------   ------------   -----------
INVESTMENTS IN FORTIS SERIES FUND, INC.:
  Growth Stock...............................     4,918,108   $119,092,149  $180,195,553  $        --    $180,195,553
  U.S. Government Securities.................       823,885     8,891,928    8,799,419             --     8,799,419
  Money Market...............................       733,054     8,104,069    8,085,513             --     8,085,513
  Asset Allocation...........................     2,349,224    36,589,322   41,390,510             --    41,390,510
  Diversified Income.........................       564,799     6,654,121    6,768,217             --     6,768,217
  Global Growth..............................     3,841,625    59,792,325   77,949,647             --    77,949,647
  Aggressive Growth..........................     2,537,895    32,490,597   35,057,717             --    35,057,717
  Growth & Income............................     1,451,003    21,902,297   27,213,567             --    27,213,567
  High Yield.................................       433,243     4,487,534    4,665,766             --     4,665,766
  Global Asset Allocation....................       455,963     5,582,318    6,058,197             --     6,058,197
  Global Bond................................       167,156     1,861,683    1,779,806             --     1,779,806
  International Stock........................     1,170,134    14,441,484   15,633,462             --    15,633,462
  Value......................................       506,169     6,339,301    6,793,044        404,356     6,388,688
  S & P 500..................................     1,280,717    16,817,704   19,120,860      2,167,008    16,953,852
  Blue Chip Stock............................       852,010    10,723,752   12,567,153      2,123,894    10,443,259
                                                              -----------   -----------   ------------   -----------
Total........................................                 $353,770,584  $452,078,431  $ 4,695,258    $447,383,173
                                                              -----------   -----------   ------------   -----------
                                                              -----------   -----------   ------------   -----------

                                                                NET ASSET
                                                                VALUE FOR
                                                                VARIABLE
                                                                  LIFE
                                                                INSURANCE
                                                                POLICIES
                                               ACCUMULATION        PER
                                                   UNITS       ACCUMULATION
                                                OUTSTANDING    UNIT
                                               -------------   -----------
INVESTMENTS IN FORTIS SERIES FUND, INC.:
  Growth Stock...............................     7,118,261    $    25.31
  U.S. Government Securities.................       530,809         16.58
  Money Market...............................       578,967         13.97
  Asset Allocation...........................     1,796,661         23.04
  Diversified Income.........................       388,218         17.43
  Global Growth..............................     3,971,604         19.63
  Aggressive Growth..........................     2,637,215         13.29
  Growth & Income............................     1,391,380         19.56
  High Yield.................................       359,601         12.97
  Global Asset Allocation....................       419,526         14.44
  Global Bond................................       149,590         11.90
  International Stock........................     1,110,100         14.08
  Value......................................       466,071         13.71
  S & P 500..................................     1,147,368         14.78
  Blue Chip Stock............................       717,913         14.55
                                               -------------
Total........................................    22,783,284
                                               -------------
                                               -------------

                            See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1997

                                                              FORTIS U.S.     FORTIS                       FORTIS
                                                  FORTIS      GOVERNMENT       MONEY      FORTIS ASSET   DIVERSIFIED
                                               GROWTH STOCK   SECURITIES      MARKET       ALLOCATION      INCOME
                                               ------------   -----------   -----------   ------------   -----------
OPERATIONS
Dividend income..............................  $    16,536    $  600,561    $   318,907   $ 5,630,084    $  458,290
Mortality and expense and policy advance
 charges.....................................   (1,928,584)      (91,178)       (89,913)     (435,946)      (71,161)
Net realized gain (loss) on investments......    3,421,669       173,173        (22,812)      526,622        56,634
Net unrealized appreciation (depreciation) of
 investments.................................   16,067,592       (74,889)       117,253       496,493       101,815
                                               ------------   -----------   -----------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations...................   17,577,213       607,667        323,435     6,217,253       545,578

CAPITAL TRANSACTIONS
Purchase of variable account units...........   18,101,571     2,337,630     11,107,675     5,874,956     1,770,902
Redemption of variable account units.........  (10,430,951)   (2,340,875)   (10,678,593)   (2,133,574)   (1,053,700)
Mortality and expense charges redeemed.......    1,928,584        91,178         89,913       435,946        71,161
Funding of subaccount by Fortis Benefits
 Insurance Company...........................           --            --             --            --            --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............           --            --             --            --            --
Dividend income distribution to Fortis
 Benefits Insurance Company..................           --            --             --            --            --
                                               ------------   -----------   -----------   ------------   -----------
Increase from capital transactions...........    9,599,204        87,933        518,995     4,177,328       788,363
Net assets at beginning of year..............  153,019,136     8,103,819      7,243,083    30,995,929     5,434,276
                                               ------------   -----------   -----------   ------------   -----------
Net assets at end of year....................  $180,195,553   $8,799,419    $ 8,085,513   $41,390,510    $6,768,217
                                               ------------   -----------   -----------   ------------   -----------
                                               ------------   -----------   -----------   ------------   -----------

                                                                 FORTIS        FORTIS
                                               FORTIS GLOBAL   AGGRESSIVE     GROWTH &
                                                  GROWTH         GROWTH        INCOME
                                               -------------   -----------   -----------
OPERATIONS
Dividend income..............................   $         --   $       473   $   836,584
Mortality and expense and policy advance
 charges.....................................       (840,959)     (325,707)     (219,629)
Net realized gain (loss) on investments......      1,027,708        28,215       145,502
Net unrealized appreciation (depreciation) of
 investments.................................      3,834,048     1,389,881     3,656,481
                                               -------------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations...................      4,020,797     1,092,862     4,418,938
CAPITAL TRANSACTIONS
Purchase of variable account units...........     15,303,244    12,628,674    11,389,955
Redemption of variable account units.........     (4,139,111)   (1,470,664)     (743,822)
Mortality and expense charges redeemed.......        840,959       325,707       219,629
Funding of subaccount by Fortis Benefits
 Insurance Company...........................             --            --            --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............             --            --            --
Dividend income distribution to Fortis
 Benefits Insurance Company..................             --            --            --
                                               -------------   -----------   -----------
Increase from capital transactions...........     12,005,092    11,483,717    10,865,762
Net assets at beginning of year..............     61,923,758    22,481,138    11,928,867
                                               -------------   -----------   -----------
Net assets at end of year....................   $ 77,949,647   $35,057,717   $27,213,567
                                               -------------   -----------   -----------
                                               -------------   -----------   -----------

                            See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1997

                                                                FORTIS
                                                                GLOBAL                       FORTIS        FORTIS
                                               FORTIS HIGH       ASSET        FORTIS      INTERNATIONAL     VALUE
                                                  YIELD       ALLOCATION    GLOBAL BOND      STOCK         FORTIS
                                               ------------   -----------   -----------   ------------   -----------
OPERATIONS
Dividend income..............................  $     6,334    $  308,250    $    74,264   $   625,067    $   374,828
Mortality and expense and policy advance
 charges.....................................      (43,646)      (55,228)       (19,097)     (139,293)       (37,738)
Net realized gain (loss) on investments......       84,353        47,142         (1,793)      134,574         56,719
Net unrealized appreciation (depreciation) of
 investments.................................      260,719       259,453        (62,340)      524,447        361,973
                                               ------------   -----------   -----------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations...................      307,760       559,617         (8,966)    1,144,795        755,782
CAPITAL TRANSACTIONS
Purchase of variable account units...........    2,950,385     2,349,695        752,268     6,913,720      5,531,019
Redemption of variable account units.........   (1,371,034)     (472,728)      (623,679)   (1,225,184)      (734,522)
Mortality and expense charges redeemed.......       43,646        55,228         19,097       139,293         37,738
Funding of subaccount by Fortis Benefits
 Insurance Company...........................           --            --             --            --             --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............           --            --             --            --             --
Dividend income distribution to Fortis
 Benefits Insurance Company..................           --            --             --            --         (8,848)
                                               ------------   -----------   -----------   ------------   -----------
Increase from capital transactions...........    1,622,997     1,932,195        147,686     5,827,829      4,825,387
Net assets at beginning of year..............    2,735,009     3,566,385      1,641,086     8,660,838      1,211,875
                                               ------------   -----------   -----------   ------------   -----------
Net assets at end of year....................  $ 4,665,766    $6,058,197    $ 1,779,806   $15,633,462    $ 6,793,044
                                               ------------   -----------   -----------   ------------   -----------
                                               ------------   -----------   -----------   ------------   -----------


                                                                              COMBINED
                                               FORTIS S & P    FORTIS BLUE    VARIABLE
                                                    500        CHIP STOCK      ACCOUNT
                                               -------------   -----------   -----------
OPERATIONS
Dividend income..............................   $    294,610   $   52,416    $ 9,597,204
Mortality and expense and policy advance
 charges.....................................       (100,810)     (57,714)    (4,456,603)
Net realized gain (loss) on investments......        200,711       16,021      5,894,438
Net unrealized appreciation (depreciation) of
 investments.................................      1,996,353    1,516,126     30,445,405
                                               -------------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations...................      2,390,864    1,526,849     41,480,444
CAPITAL TRANSACTIONS
Purchase of variable account units...........     16,661,529    8,266,243    121,939,466
Redemption of variable account units.........     (3,472,986)    (109,173)   (41,000,596)
Mortality and expense charges redeemed.......        100,810       57,714      4,456,603
Funding of subaccount by Fortis Benefits
 Insurance Company...........................             --           --             --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............             --           --             --
Dividend income distribution to Fortis
 Benefits Insurance Company..................        (32,520)     (23,901)       (65,269)
                                               -------------   -----------   -----------
Increase from capital transactions...........     13,256,833    8,190,883     85,330,204
Net assets at beginning of year..............      3,473,163    2,849,421    325,267,783
                                               -------------   -----------   -----------
Net assets at end of year....................   $ 19,120,860   $12,567,153   $452,078,431
                                               -------------   -----------   -----------
                                               -------------   -----------   -----------

                            See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1996

                                                              FORTIS U.S.     FORTIS                       FORTIS
                                                  FORTIS      GOVERNMENT       MONEY      FORTIS ASSET   DIVERSIFIED
                                               GROWTH STOCK   SECURITIES      MARKET       ALLOCATION      INCOME
                                               ------------   -----------   -----------   ------------   -----------
OPERATIONS
Dividend income..............................  $   527,085    $  605,366    $   247,490   $ 1,554,337    $  400,689
Mortality and expense and policy advance
 charges.....................................   (1,560,953)      (93,233)       (65,386)     (304,540)      (58,622)
Net realized gain (loss) on investments......    3,093,713         5,038        169,300       865,889        57,483
Net unrealized appreciation (depreciation) of
 investments.................................   16,535,918      (438,794)      (117,129)      840,429      (242,246)
                                               ------------   -----------   -----------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations...................   18,595,763        78,377        234,275     2,956,115       157,304

CAPITAL TRANSACTIONS
Purchase of variable account units...........   27,173,798     1,636,966      9,335,749     6,373,151     1,861,420
Redemption of variable account units.........   (6,937,039)   (2,341,998)    (7,246,239)   (1,972,178)   (1,629,694)
Mortality and expense charges redeemed.......    1,560,953        93,233         65,386       304,540        58,622
Funding of subaccount by Fortis Benefits
 Insurance Company...........................           --            --             --            --            --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............   (1,710,453)           --             --      (795,833)           --
Dividend income distribution to Fortis
 Benefits Insurance Company..................           --            --             --            --            --
                                               ------------   -----------   -----------   ------------   -----------
Net increase (decrease) from capital
 transactions................................   20,087,259      (611,799)     2,154,896     3,909,680       290,348
Net assets at beginning of year..............  114,336,114     8,637,241      4,853,912    24,130,134     4,986,624
                                               ------------   -----------   -----------   ------------   -----------
Net assets at end of year....................  $153,019,136   $8,103,819    $ 7,243,083   $30,995,929    $5,434,276
                                               ------------   -----------   -----------   ------------   -----------
                                               ------------   -----------   -----------   ------------   -----------

                                                  FORTIS         FORTIS        FORTIS
                                                  GLOBAL       AGGRESSIVE     GROWTH &     FORTIS HIGH
                                                  GROWTH         GROWTH        INCOME         YIELD
                                               -------------   -----------   -----------   -----------
OPERATIONS
Dividend income..............................   $     83,808   $    39,056   $   325,645   $  234,012
Mortality and expense and policy advance
 charges.....................................       (587,181)     (185,010)      (85,797)     (23,877)
Net realized gain (loss) on investments......        993,919       357,189       274,926       21,357
Net unrealized appreciation (depreciation) of
 investments.................................      6,922,496       (12,181)    1,035,468       (5,315)
                                               -------------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations...................      7,413,042       199,054     1,550,242      226,177
CAPITAL TRANSACTIONS
Purchase of variable account units...........     19,313,887    14,849,914     6,716,429    1,521,655
Redemption of variable account units.........     (1,849,063)   (1,128,224)     (582,392)    (513,751)
Mortality and expense charges redeemed.......        587,181       185,010        85,797       23,877
Funding of subaccount by Fortis Benefits
 Insurance Company...........................             --            --            --           --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............       (691,667)     (813,949)     (817,093)  (1,306,472)
Dividend income distribution to Fortis
 Benefits Insurance Company..................             --            --            --           --
                                               -------------   -----------   -----------   -----------
Net increase (decrease) from capital
 transactions................................     17,360,338    13,092,751     5,402,741     (274,691)
Net assets at beginning of year..............     37,150,378     9,189,333     4,975,884    2,783,523
                                               -------------   -----------   -----------   -----------
Net assets at end of year....................   $ 61,923,758   $22,481,138   $11,928,867   $2,735,009
                                               -------------   -----------   -----------   -----------
                                               -------------   -----------   -----------   -----------

                             See accompanying notes

STATEMENT OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1996

                                                  FORTIS
                                                  GLOBAL        FORTIS        FORTIS
                                                  ASSET         GLOBAL      INTERNATIONAL    FORTIS        FORTIS
                                                ALLOCATION       BOND          STOCK         VALUE*      S & P 500*
                                               ------------   -----------   -----------   ------------   -----------
OPERATIONS
Dividend income..............................  $   141,406    $    80,570   $  259,053    $      6,679   $   19,549
Mortality and expense and policy advance
 charges.....................................      (27,914)       (16,020)     (61,578)         (2,299)      (4,259)
Net realized gain on investments.............      367,644          1,414      368,588             365        5,170
Net unrealized appreciation (depreciation) of
 investments.................................      (17,628)      (161,532)     384,582          91,771      306,803
                                               ------------   -----------   -----------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations...................      463,508        (95,568)     950,645          96,516      327,263

CAPITAL TRANSACTIONS
Purchase of variable account units...........    1,974,410      1,203,711    5,472,129         868,724    1,805,644
Redemption of variable account units.........     (178,317)      (495,016)    (271,603)        (43,808)    (104,433)
Mortality and expense charges redeemed.......       27,914         16,020       61,578           2,299        4,259
Funding of subaccount by Fortis Benefits
 Insurance Company...........................           --             --           --         290,000    1,450,000
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............   (5,888,424)    (5,496,965)  (5,860,743)             --           --
Dividend income distribution to Fortis
 Benefits Insurance Company..................           --             --           --          (1,856)      (9,570)
                                               ------------   -----------   -----------   ------------   -----------
Net increase (decrease) from capital
 transactions................................   (4,064,417)    (4,772,250)    (598,639)      1,115,359    3,145,900
Net assets at beginning of year..............    7,167,294      6,508,904    8,308,832              --           --
                                               ------------   -----------   -----------   ------------   -----------
Net assets at end of year....................  $ 3,566,385    $ 1,641,086   $8,660,838    $  1,211,875   $3,473,163
                                               ------------   -----------   -----------   ------------   -----------
                                               ------------   -----------   -----------   ------------   -----------

                                                                 NORWEST
                                                                  SMALL       COMBINED
                                                FORTIS BLUE      COMPANY      VARIABLE
                                                CHIP STOCK*       STOCK        ACCOUNT
                                               -------------   -----------   -----------
OPERATIONS
Dividend income..............................   $     9,822    $        --   $ 4,534,567
Mortality and expense and policy advance
 charges.....................................        (3,294)            --    (3,079,963)
Net realized gain on investments.............         5,823             --     6,587,818
Net unrealized appreciation (depreciation) of
 investments.................................       327,274         88,953    25,538,869
                                               -------------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations...................       339,625         88,953    33,581,291
CAPITAL TRANSACTIONS
Purchase of variable account units...........     1,156,736             --   101,264,323
Redemption of variable account units.........       (94,289)            --   (25,388,044)
Mortality and expense charges redeemed.......         3,294             --     3,079,963
Funding of subaccount by Fortis Benefits
 Insurance Company...........................     1,450,000             --     3,190,000
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............            --     (1,248,440)  (24,630,039)
Dividend income distribution to Fortis
 Benefits Insurance Company..................        (5,945)            --       (17,371)
                                               -------------   -----------   -----------
Net increase (decrease) from capital
 transactions................................     2,509,796     (1,248,440)   57,498,832
Net assets at beginning of year..............            --      1,159,487   234,187,660
                                               -------------   -----------   -----------
Net assets at end of year....................   $ 2,849,421    $        --   $325,267,783
                                               -------------   -----------   -----------
                                               -------------   -----------   -----------

*For the period from May 1, 1996 to December 31, 1996.

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1997

1.  GENERAL

FORTIS BENEFITS INSURANCE COMPANY

Variable Account C (the "Account") was established as a segregated asset account of Fortis Benefits Insurance Company ("Fortis Benefits") on March 13, 1986 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust.

Fortis Benefits was founded in 1910. At the end of 1997, Fortis Benefits had approximately $94 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation and is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by N.V. AMEV and 50% by Compagnie Financiere et de Reassurance du Group AG ("Group AG"). Fortis, Inc. manages the United States operations for these two companies.

N.V. AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Group AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. N.V. AMEV and Group AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking, and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had in excess of $167 billion assets at the end of 1997.

There are fifteen subaccounts within the Account, each of which invests only in a corresponding portfolio of Fortis Series Fund, Inc. (the Fund). The investment objectives and policies of each subaccount are as follows.

     - GROWTH STOCK SUBACCOUNT--seeks growth of capital through short-term and long-term appreciation.

     - U.S. GOVERNMENT SECURITIES SUBACCOUNT--seeks to earn a high level of current income consistent with prudent investment risk.

     - MONEY MARKET SUBACCOUNT--seeks high level of capital stability and liquidity and, to the extent consistent with these objectives, a high level of current income.

     - ASSET ALLOCATION SUBACCOUNT--seeks favorable overall rates of return on capital, primarily through increased ownership of equity securities during periods when stock market conditions appear favorable, and short-term and long-term debt instruments during periods when stock market conditions are less favorable.

     - DIVERSIFIED INCOME SUBACCOUNT--seeks high level of current income by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

     - GLOBAL GROWTH SUBACCOUNT--seeks growth of capital through long-term capital appreciation, through ownership of equity securities, allocated among diverse international markets.

     - AGGRESSIVE GROWTH SUBACCOUNT--seeks long-term capital appreciation in equity securities.

     - GROWTH & INCOME SUBACCOUNT--seeks growth of capital and current income, through ownership of equity securities that provide an income component and the potential for growth.

     - HIGH YIELD SUBACCOUNT--seeks maximum total return through current income and capital appreciation, through ownership of a diversified portfolio of high-yielding fixed-income securities.

     - GLOBAL ASSET ALLOCATION SUBACCOUNT--seeks favorable overall rates of return on capital, primarily through increased ownership of foreign and domestic equity securities during periods when stock market conditions appear favorable, and short-term and long-term foreign and domestic debt instruments during periods when stock market conditions are less favorable.

     - GLOBAL BOND SUBACCOUNT--seeks total return from current income and capital appreciation, by investing in a global portfolio of high quality fixed income securities.

     - INTERNATIONAL STOCK SUBACCOUNT--seeks capital appreciation by investing primarily in equity securities of non-United States companies.

     - VALUE SUBACCOUNT--seeks growth of capital through short- and long-term capital appreciation. Investing in equity securities based on the "Value" philosophy.

     - S&P 500 SUBACCOUNT--seeks growth of capital by replicating the total return of the Standard & Poor's 500 Composite Stock Price Index.

     - BLUE CHIP STOCK SUBACCOUNT--seeks capital appreciation by investing primarily in large and medium-sized blue chip companies.

Certain 1995 and 1996 amounts have been reclassified to conform to the 1997 presentation.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The assets of the Account are segregated from Fortis Benefits' other assets. The operations of the Account are part of Fortis Benefits. The following is a summary of significant accounting policies consistently followed by the Account in the preparation of its financial statements.

INVESTMENT TRANSACTIONS

Capital gain distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

INVESTMENT INCOME

Dividend income from subaccounts is recorded on the ex-dividend date and reinvested upon receipt.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of net assets at the date of the financial statements and the reported amounts of net increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.  INVESTMENTS
    Investments in shares of Fortis Series Fund, Inc. are stated at market value, which is based on the percentage owned by the Account of the net asset value of the respective portfolios of these Series. The Series' net asset value is based on market quotations of the securities held in the portfolio.

The cost of investments sold and redeemed is determined using the average cost method. Unrealized appreciation or depreciation of investments represents the Account's share of the subaccount's undistributed net investment income, undistributed realized gains and losses and unrealized appreciation or depreciation.

Purchases and sales of shares of the Funds are recorded on the trade date. The number of shares and aggregate cost of purchases, including reinvested dividends and realized capital gains, and average cost of investments sold or redeemed were as follows:

YEAR ENDED DECEMBER 31, 1997:

                                              SHARES                       COST OF
                                      ----------------------   COST OF      SALES/
                                       PURCHASED     SOLD     PURCHASES  REDEMPTIONS
                                      -----------  ---------  ---------  ------------
Fortis Series Fund, Inc.:
  Growth Stock......................     523,134     299,772  $18,118,107  $7,009,282
  U.S. Government Securities........     276,469     218,751  2,938,191    2,167,703
  Money Market......................   1,034,680     963,476  11,426,582  10,701,404
  Asset Allocation..................     649,160     113,966  11,505,040   1,606,952

                                              SHARES                       COST OF
                                      ----------------------   COST OF      SALES/
                                       PURCHASED     SOLD     PURCHASES  REDEMPTIONS
                                      -----------  ---------  ---------  ------------
  Diversified Income................     189,118      88,862  $2,229,192  $  997,065
  Global Growth.....................     787,179     205,436  5,303,244    3,111,402
  Aggressive Growth.................   1,000,432     113,159  12,629,147   1,442,450
  Growth & Income...................     706,056      41,743  12,226,539     598,320
  High Yield........................     286,488     131,597  2,956,719    1,286,680
  Global Asset Allocation...........     203,227      36,183  2,657,945      425,586
  Global Bond.......................      76,577      57,378    826,532      625,473
  International Stock...............     564,562      90,535  7,538,787    1,090,609
  Value.............................     453,158      55,272  5,905,847      686,651
  S&P 500...........................   1,245,489     270,028  16,956,139   3,304,795
  Blue Chip Stock...................     617,149       9,949  8,318,659      117,053

YEAR ENDED DECEMBER 31, 1996:

                                              SHARES                       COST OF
                                      ----------------------   COST OF      SALES/
                                       PURCHASED     SOLD     PURCHASES  REDEMPTIONS
                                      -----------  ---------  ---------  ------------
Fortis Series Fund, Inc.:
  Growth Stock......................     906,356     281,510  $27,700,883  $5,553,779
  U.S. Government Securities........     211,013     218,096  2,242,332    2,336,960
  Money Market......................     874,778     661,265  9,583,239    7,076,939
  Asset Allocation..................     472,772     166,417  7,927,488    1,902,122
  Diversified Income................     192,647     136,953  2,262,109    1,572,211
  Global Growth.....................   1,077,280     143,512  19,397,695   1,546,811
  Aggressive Growth.................   1,069,037     143,413  14,888,970   1,584,984
  Growth & Income...................     502,212     103,219  7,042,074    1,124,559
  High Yield........................     172,702     180,194  1,755,667    1,798,866
  Global Asset Allocation...........     177,204     515,514  2,115,816    5,699,097
  Global Bond.......................     115,216     543,796  1,284,281    5,990,567
  International Stock...............     481,809     522,628  5,731,182    5,763,758
  Value.............................     110,704       4,219    875,403       45,299
  S & P 500.........................     312,562       9,660  1,825,193      108,833
  Blue Chip Stock...................     252,865       8,703  1,166,558       94,411
Norwest Select Fund:
  Small Company Stock Fund..........          --     103,433         --    1,248,440

Fortis Benefits' investment in the subaccounts represented the following number of shares of the Funds held and aggregate cost of amounts invested at December 31, 1997:

                                                       NUMBER OF    COST OF
                                                        SHARES      SHARES
                                                      -----------  ---------
Fortis Series Fund, Inc.:
  Value.............................................      30,129   $ 307,354
  S & P 500.........................................     145,146   1,463,960
  Blue Chip Stock...................................     143,994   1,443,643

4.  ORGANIZATIONAL EXPENSES AND OTHER CHARGES

ORGANIZATIONAL EXPENSES

Fortis Benefits assumed all organizational expenses of the Account.

PREMIUM EXPENSE CHARGE

For Harmony Investment Life policies a 5% sales charge and a 2.2% state premium tax is deducted from each premium payment received by Fortis Benefits. The resulting net premiums are allocated to the subaccounts of the Account and/or to the Fortis Benefits general accounts. For Wall Street Series VUL 100, VUL 220 and VUL 500 policies, Fortis Benefits reserves the right to impose a charge up to 2.5% of each premium payment, to be reimbursed for premium taxes or similar charges it expects to pay. For Wall Street Series Survivor, Fortis Benefits reserves the right to impose a charge up to 3.0% of each premium payment, to be reimbursed for premium taxes or similar charges it expects to pay.

MONTHLY DEDUCTIONS FROM POLICY VALUE

Monthly deductions from the net assets attributed to each policy are as follows:

     - Monthly cost of insurance.

     - Monthly cost of any optional insurance benefits added by rider.

For Harmony Investment Life Policies:

     - Monthly administrative charge of $5.00 per policy ($3.00 for policies applied for prior to July 1, 1988).

     - For policies issued subsequent to July 1, 1988, Fortis Benefits reserves the right to impose an expense charge of not more than $15.00 per month and an additional per-thousand-of-face amount of insurance expense charge of not more than $.08 per month for insureds age 29 or less and $.25 per month for insureds age 30 and over during the first twelve policy months. Fortis Benefits currently does not impose any of the expense charges described in the preceding sentence.

     - For policies issued prior to July 1, 1988, Fortis Benefits currently imposes an expense charge of $10.00 per month and an additional per-thousand-of-face amount of insurance expense charge of $0.06 per month for insureds age 29 or less and $0.20 per month for insureds age 30 and over during the first twelve policy months.

For Wall Street Series VUL 100, VUL 220, VUL 500 and Survivor Policies:

     - For Wall Street Series VUL 100, VUL 220 and VUL 500 a monthly administrative charge of $4.50 per policy. For Wall Street Series Survivor a monthly administrative charge of $6.00 per policy. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $7.50 per month.

     - For VUL 220 and VUL 500, a monthly sales, premium tax and policy advance charge of $4.00 per policy.

MORTALITY AND EXPENSE RISK AND POLICY ADVANCE CHARGES

Fortis Benefits deducts a daily mortality and expense risk charge from the Account at an annual rate of 0.75% of the net assets of Harmony Investment Life policyholders and 0.90% of the net assets of Wall Street Series VUL 100, VUL 220 and VUL 500 policyholders. These charges will be deducted by Fortis Benefits in return for its assumption of expenses arising from adverse mortality experience or excess administrative expenses in connection with policies issued. Fortis Benefits also deducts a sales, premium tax and policy advance charge from the Account at an annual rate of 0.27% of net assets of Wall Street Series VUL 220 and VUL 500 policyholders, and 0.35% of net assets of Wall Street Series Survivor policyholders.

SURRENDER CHARGES

For Wall Street Series VUL 100, VUL 220 and VUL 500 policies surrendered within the first eleven years of issuance, Fortis Benefits assesses a surrender charge. The charge is the sum of any sales, premium tax, and policy advance charges not previously deducted on a monthly or daily basis. For VUL 220 and VUL 500, there is an additional surrender charge of $5.00 per thousand of the policy's initial face amount plus a maximum percentage of the annualized net minimum premiums. The percentage is 12% for VUL 220 and 22% for VUL 500. The surrender charge for all Wall Street policies is limited to certain maximums based on the insured person's age at the time of issuance and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the eleventh policy anniversary. A similar schedule of surrender charges is imposed on face amount increases.

For Harmony Investment Life policies surrendered within the first nine years of issuance of the policy or face increase, a surrender charge is assessed. The charge is a maximum of 25% of the annualized net premium and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the ninth policy anniversary.

Surrender charges collected by Fortis Benefits were $4,221,397 and $3,159,110 in 1997 and 1996, respectively.

5.  FEDERAL INCOME TAXES
    The operations of the Account form a part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.

6.  RELATED PARTY TRANSACTIONS
    Fortis Advisers, Inc. (a wholly-owned subsidiary of Fortis, Inc.) provides investment management services to Fortis Series Fund, Inc. in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease in reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. These fees charged by Fortis Advisers, Inc. are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers, Inc. provided investment management services amounted to $14,415,172 and $11,076,174 in 1997 and 1996, respectively.

7.  YEAR 2000 ISSUE (UNAUDITED)
    The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Account. The Account has no computer systems of its own but is dependent upon the systems of Fortis Benefits, Fortis Advisers and certain other third parties.

A comprehensive review of Fortis Benefits' and Fortis Advisers' computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. Fortis Benefits' and Fortis Advisers' goal is to complete internal remediation and testing of each system by early 1999. The Year 2000 readiness of third parties whose system failures could have an impact on the Account's operations is currently being evaluated. The potential materiality of any such impact is not known at this time.

APPENDIX A

OPTIONAL INCOME PLANS

The insurance proceeds when the insured dies or the Surrender Value on the maturity date or on full surrender of the Policy, instead of being paid in one lump sum, may be applied under one or more of the following income plans. A tax advisor should be consulted as to the differing tax consequences of each of these plans. Values under the income plans do not depend upon the investment experience of a separate account. Under options 3 or 4, unless a guaranteed period or refund alternative is selected, it would be possible to receive only one payment, in the case of the payee's early death.

OPTION 1. INTEREST PAYMENTS

Fortis Benefits will pay interest at twelve, six, three or one month intervals for a specified period, as selected by the Policy owner. At the end of the selected period, Fortis Benefits will pay the proceeds in a single sum or under any other option selected when this option is chosen.

OPTION 2. PAYMENTS OF A FIXED AMOUNT OR FOR A FIXED PERIOD

Fortis Benefits will make payments in an amount the Policy owner selects when choosing this option or equal payments for a period of from one to thirty years, at the choice of the Policy owner. In either case, the Policy owner may request payments at twelve, six, three or one month intervals.

OPTION 3. LIFE INCOME PAYMENTS

    (1) Life Annuity: a monthly income during the lifetime of the payee; or

    (2) Life Annuity with a Guaranteed Period: a monthly income with payments guaranteed for either ten or twenty years, as the Policy owner chooses, continuing during the payee's lifetime; or

    (3) Refund Life Annuity: a monthly income with payments guaranteed for the number of months determined by dividing the proceeds by the first monthly payment. The payments continue during the payee's lifetime.

OPTION 4. JOINT LIFE INCOME PAYMENTS

The Policy owner names two payees to whom Fortis Benefits will pay a joint monthly income during their joint lifetime. After either payee's death, Fortis Benefits will make monthly payments equal to 2/3 of the joint monthly payment during the survivor's lifetime.

For options 3 and 4, the amount of the monthly payments depends on the type of income selected, the Ages of the payees on the settlement date and the amount of the proceeds. The minimum amounts payable for selected Ages are set forth in the Policy.


APPLICABLE RATES. The interest rate under options 1, 2, 3 and 4 above will effectively be at least 3 1/2% per year. If option 1 is chosen, Fortis Benefits may pay excess interest. If options 2, 3, or 4 are chosen and the monthly payments are less than those provided by Fortis Benefits under settlement rates that Fortis Benefits is then currently offering, Fortis Benefits will pay the larger amount.


OTHER TERMS AND CONDITIONS. The Policy owner may also choose any other option agreed to by Fortis Benefits. The Policy owner may also change or revoke a choice of options under which payments have not yet commenced. If the Policy owner does not choose an option before the insured dies, the beneficiary will have the right to choose an option.

No payee has the right to change the settlement option chosen before the insured's death. Payments may not be assigned or commuted.

If the payee dies before receiving all proceeds payable, Fortis Benefits will pay any amount still due to the payee's estate. Fortis Benefits has the right to pay the proceeds in a single sum if (1) the proceeds payable are less than $2,000; or (2) payments under the settlement option chosen would be less than $20 each. When an income plan starts, a separate contract will be issued describing the terms of the plan, and the Policy must be returned to us at this time. Specimen plans may be obtained from Fortis Benefits' Home Office and reference should be made to these forms for further details.

OPTIONAL INSURANCE BENEFITS

Optional insurance benefit riders may be attached to a Policy, subject to certain insurance underwriting requirements, approval in the state where the Policy is sold, and the payment of additional charges. These riders are described in general terms below. Limitations and conditions are contained in the riders, and the description below is subject to the specific terms of the riders. A prospective purchaser may obtain specimen riders from Fortis Benefits' Home Office. The charges for these riders are deducted each month as part of the Monthly Deduction from Policy Value.

Any rider selected becomes a part of the Policy and is subject to all terms of the Policy which are not inconsistent with the terms of the rider. Fortis Benefits may decline to issue any optional insurance rider in its sole discretion based on current underwriting guidelines and other regulatory restrictions. Riders may be cancelled by Policy owners in accordance with the procedures established by Fortis Benefits from time to time.


WAIVER OF MONTHLY DEDUCTIONS RIDER. If the primary insured is totally disabled for more than six months while this rider is in effect, Fortis Benefits will waive subsequent Monthly Deductions, so long as the total disability continues. Any monthly charges deducted after disability begins but before Fortis Benefits approves the disability claim will be added to the Policy Value in a lump sum as of the date of approval, based on the premium allocation percentage then in effect. For any month that deductions are waived, otherwise applicable requirements to make additional Minimum Premium payments will be waived or suspended. You should consult your sales representative for details. The rider does not cover preexisting disabilities and terminates when the insured reaches Age 60, except as to any disability commencing prior to that time. The charges for this rider are based on the Net Amount at Risk under a Policy from time to time and the insured's Age and rate class. The rates of charges for this rider are set forth in the Rider, and the rate at which the charge is imposed increases from year to year. An increase or decrease in the Net Amount at Risk, or the addition or cancellation of any benefits under riders the charges for which are covered under this rider, will result in an increase or decrease in the charges for this rider. The charges for this rider will also be decreased if Fortis Benefits approves a more favorable rate class for the insured.


WAIVER OF SELECTED AMOUNT BENEFIT RIDER. If the primary insured is totally disabled for more than six months while this rider is in effect, Fortis Benefits will apply a premium payment to the Policy on each subsequent Monthly Anniversary while the primary insured remains totally disabled until Age 95.

The amount of the premium payment is equal to the Selected Amount chosen by the applicant at the time of application, and shown in the Policy schedule. The minimum Selected Amount that can be chosen is $25. The maximum Selected Amount that can be chosen is the greater of $300 or the monthly Minimum Premium. If the Policy's Face Amount is greater than $2,000,000, the Selected Amount is capped at the monthly Minimum Premium for $2,000,000. The annualized Selected Amount cannot be greater than the guideline annual premium. If the Face Amount of the Policy is decreased so that the annualized benefit is greater than the guideline annual premium, the benefit will be reduced.

The rider does not cover preexisting conditions and terminates when the primary insured reaches Age 60, except as to any disability commencing prior to that time. Monthly Deductions will be increased to include the cost of the rider which is a specified percentage of the Selected Amount based on the primary insured's Age. In most states, the current charges will be shown in the Policy schedule. The charges increase from year to year. Fortis Benefits may change the rates, up to the guaranteed maximum rates set forth in the rider, at which charges for this rider are imposed.

The Policy owner cannot elect to have both this rider and a Waiver of Monthly Deductions Rider attached as supplementary benefits with the same Policy.


ADDITIONAL INSURED RIDER PLUS. This rider provides fixed amounts of insurance until Age 95 on the life of the primary insured, one or more insured persons who are members of the primary insured's immediate family. The number of insureds that may be covered by this rider is limited to five. Subject to Fortis Benefits' underwriting requirements, coverage on persons not already insured may be added on a Policy Anniversary. Coverage under this rider may not exceed six times the base Policy's Face Amount. Coverage on additional insureds will automatically be reduced pro-rata, to the extent necessary to ensure that this limit is not exceeded. Coverage on the primary insured under this and all other term riders cannot exceed six times the base Policy's Face Amount.


The charges increase from year to year. Fortis Benefits may change the rates at which the charges for this rider are imposed, although the resulting charges will not exceed the guaranteed maximum charges for this rider set forth in the Policy schedule.

The Policy owner may convert the coverage on an additional insured (except if the additional insured is also the primary insured) to a variable universal life insurance policy offered by us at any time before the later of the end of the fifth Policy year or the additional insured's 65th birthday. The conversion is not available more than 31 days after the death of the primary insured. Fortis Benefits permits conversion of less than the full coverage on an additional insured. However, partial conversions are subject to a $25,000 minimum and may be elected only on the Policy Anniversary, and only if remaining coverage on the additional insured under the Rider will be at least $25,000. If the additional insured is also the primary insured, the Policy owner may exchange the coverage under this rider for a Face Amount increase under the base Policy, subject to the same limitations.

Fortis Benefits will waive its usual requirement for evidence of insurability with respect to an amount of the new Policy's

Face Amount that is not in excess of the amount of rider coverage cancelled, and the new coverage will be based on the same rate class as under the rider. The suicide and contestability periods will run from the original date of the transferred coverage. The coverage under the rider will terminate when the new coverage becomes effective. Any amounts deducted for the rider coverage for periods beyond such time will be refunded. Except as noted above, the customary procedures and charges for issuing a new Policy or Face Amount increase will apply to a conversion from the Additional Insured Rider Plus.

PRIMARY INSURED RIDER PLUS. This rider is in most respects similar to the Additional Insured Rider Plus described immediately above, except that this rider is available only at the time the Policy is first issued.

As discussed further below, coverage obtained under the Primary Insured Rider Plus is less costly initially than a comparable amount of additional coverage obtained under the base Policy. However, for Policy owners who intend to retain their Policies and meet the Minimum Premium requirements in order to obtain the full benefit of Policy Value Advances, coverage under the base Policy will probably be more economical over the long term.

The other significant difference from the Additional Insured Rider Plus described above is that, under the Primary Insured Rider Plus, the Policy owner does not have a right to convert to a new variable universal life insurance policy. Instead, at any time before the later of the end of the fifth Policy year or the insured's 65th birthday, the Policy owner may exchange the coverage under the Primary Insured Rider Plus for a Face Amount increase in the same amount under the base Policy. Fortis Benefits permits exchanges of less than the full coverage under the Primary Insured Rider Plus, subject to a $25,000 minimum. Such partial exchanges may be elected only once each Policy year, as of the Policy Anniversary, and only if remaining coverage on the primary insured under the rider will be at least $25,000.

Fortis Benefits will waive its usual requirements for evidence of insurability with respect to the Face Amount increase, and the increase will be based on the same rate class as the rider. The suicide and contestability periods will run from the original date of the transferred coverage. The coverage under the rider will terminate when the Face Amount increase becomes effective.

Except as noted above, a Face Amount increase implemented upon an exchange from the primary insured rider will be subject to the same procedures and charges and in all respects have the same effect as any other Face Amount increase.

The rates of charges for coverage under the Primary Insured Rider Plus are expected to be lower than the rates of the cost of insurance charges for a comparable amount of coverage under the base Policy, for at least several years after the Policy is issued. However the rates for the Primary Insured Rider Plus increase more rapidly as the insured's Age increases than do the cost of insurance rates for a comparable amount of coverage under the base Policy, and may eventually be higher. Also, the maximum guaranteed charges for coverage under the Primary Insured Rider Plus are at higher rates than the maximum guaranteed cost of insurance rates under the base Policy. Although it may be necessary for Fortis Benefits to obtain an order of the Securities and Exchange Commission in order to assess charges at the maximum rates permitted under the Primary Insured Rider Plus, Fortis Benefits specifically reserves the right to seek such an order. Fortis Benefits cannot predict whether the Commission would issue any requested order.

If coverage on the Policy's insured person is taken pursuant to the Primary Insured Rider Plus, the monthly Minimum Premium will be lower (unless and until such coverage is exchanged for a Face Amount increase as described above) than if the same amount of Face Amount were purchased under the base Policy. This means that any Surrender Charge would also be lower, and that initially a smaller amount of premiums will be required to maintain the Policy's Guaranteed Death Benefit and to ensure the receipt of Policy Value Advances and certain other benefits. See "Minimum Premiums" under "Payment and Allocation of Premiums--Premiums." Reduced premium payments, of course, will tend to result in lower amounts of charges that are based on premium payments or a Policy Value. See "Charges and Deductions." However, the amount of any Policy Value Advances will be less if coverage on the primary insured is taken under the Primary Insured Rider Plus, rather than under the base Policy. In most cases this makes coverage under the base Policy more advantageous, in the long run, for Policy owners who plan to retain their Policies and meet the Minimum Premium requirements to obtain the full benefit of the Policy Value Advances.

Finally, under death benefit Type A, lower premium payments will increase the Net Amount at Risk, which will increase the amount of cost of insurance charges. Accordingly, Policy owners who are interested in making the maximum amount of premium payments and maintaining the maximum amount of Policy Value, relative to the amount of insurance coverage, may be well advised to elect coverage under the base Policy, rather than under the Primary Insured Rider Plus.

ADDITIONAL INSURED RIDER AND PRIMARY INSURED RIDER. These riders are in most respects similar to the corresponding Additional Insured Rider Plus and Primary Insured Rider Plus described above.

The primary difference is that these riders provide 12 year annually renewable term insurance while the "Plus" riders provide for such coverage until Age 95. Also, the Additional Insured Rider does not allow the primary insured to be an additional insured while the Additional Insured Rider Plus does so allow.

Finally, these riders will continue to be offered in a state only until the corresponding "Plus" riders are available in that state, at which time they will be withdrawn from sale.

CHILD INSURANCE RIDER. This rider provides fixed insurance in limited amounts on the life of each child of the primary insured named in the application and accepted by Fortis Benefits, and any subsequent child acquired after the date of the application. This coverage, however, will not apply for any child who is age 15 or more at the time the coverage on that child is to take effect. Nor is there any insurance coverage for a child until 15 days after that child's birth, or after the first Policy Anniversary on or after that child's 25th birthday.


The charge for this rider is shown on the Policy schedule and is paid in level amounts. The insurance under this rider becomes fully paid-up upon receipt by Fortis Benefits of due proof of the primary insured's death while the rider is in force. This rider terminates when the Policy terminates or on the first Policy Anniversary on or after the primary insured's 65th birthday.

APPENDIX B

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES,
SURRENDER VALUES AND ACCUMULATED PREMIUMS

The tables on pages B-3 to B-6 illustrate the way in which a Policy's death benefit, Policy Value and Surrender Value could vary over an extended period of time, assuming that all premiums are allocated to the Subaccounts of the Separate Account for the entire period shown and assuming hypothetical gross investment rates of return for the underlying Fortis Series Portfolios (i.e., investment income and capital gains and losses, realized and unrealized) equivalent to constant gross annual rates of 0%, 4%, 8% and 12%.

The tables are based on Face Amounts of $150,000 for males Age 35. Each illustration assumes that the insured is in the standard non-smoker underwriting risk classification. Illustrations for an insured in the standard smoker or a substandard underwriting risk classification would show, for the same Age and premium payments, lower Policy Values and, therefore, lower Surrender Values and, for the Alternative Death Benefit and Death Benefit Type B, lower death benefits. These values would be higher, however, for an otherwise comparable Policy on the life of a standard non-smoker female insured. An otherwise comparable Policy using gender-neutral cost of insurance rates may also show higher values than the Policies illustrated in the tables that follow.


The amounts shown for the death benefits, Policy Values and Surrender Values take into account the deductions from premiums and the Monthly Deduction, as well as the daily deductions from the Separate Account for premium tax, sales expenses and for Policy Value Advances, if any, equivalent to an annual rate of
 .27%, for mortality and expense risks equivalent to an annual rate of .90% of the Policy Value in the Separate Account, for assumed Portfolio investment advisory fees equivalent to an annual rate of .67% and for other Portfolio operating expenses equivalent to an annual rate of .08% of the average daily value of the aggregate net assets of the Portfolio. (.67% is the average of the advisory fee rates paid by the currently available Portfolios and .08% is the actual amount of other expenses that those Portfolios incurred in 1997).



Taking account of the daily deductions for premium tax and sales expenses, mortality and expense risks and assumed Portfolio operating expenses, the gross annual investment rates of return of 0%, 4%, 8% and 12% correspond to actual (or net) annual rates of: -1.92%, 2.08%, 6.08% and 10.08%, respectively.


The hypothetical returns in the tables do not reflect any charges for income taxes against the Separate Account, since no such charges are currently made. However, if in the future such charges are made, in order to produce the death benefits, Policy Values and Surrender Values illustrated, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by a sufficient amount to cover the tax charges. See "Federal Tax Matters--Taxation of Fortis Benefits."

The second column of the tables shows the amount which would accumulate if each year an amount equal to the sum of twelve monthly Minimum Premiums were invested to earn interest, after taxes, at 5% compounded annually. The difference between Policy Values and Surrender Values during the first eleven Policy years, as shown in the tables, is the amount of Surrender Charge.

Upon request, Fortis Benefits will furnish an illustration reflecting the proposed insured's Age and sex, the Face Amount and premium amounts requested, frequency of premium payments, the death benefit option and any available rider requested.

TABLE OF CONTENTS FOR ILLUSTRATIONS OF
DEATH BENEFITS, POLICY VALUES,
SURRENDER VALUES AND
ACCUMULATED PREMIUMS(1)

                                             PAGE
Illustrations Based on CURRENT Charge
 and Policy Value Advance Schedules:
  Death Benefit Type A..................         B-3
  Death Benefit Type B..................         B-4

Illustrations Based on GUARANTEED Charge
 and Policy Value Advance Schedules:
  Death Benefit Type A..................         B-5
  Death Benefit Type B..................         B-6

------------------------
(1) See Appendix C for Policy Value Advances in Oregon and in New Jersey.

POLICY VALUE ADVANCES

Set forth below is supplemental information pertaining to the Policy illustrated on page B-5 below, assuming a 0% hypothetical gross annual investment rate of return. The purpose of the following example is to show the way the Policy Value Advances and deductions therefor would operate and the way in which the deductions for Policy Value Advances would affect the deductions for sales charges under the Policies in the event Fortis Benefits decides to recoup Policy Value Advances. Actual amounts would vary significantly based on such factors as the size of the Policy, the death benefit option selected, the amount of premiums paid, the investment options selected under the Policy and the actual return earned thereon, the Cash Value Bonuses paid, the receipt and repayment of any Policy loans, and any partial withdrawals.

EXAMPLE
SUPPLEMENTAL INFORMATION PERTAINING TO
THE ILLUSTRATION ON PAGE B-5(1)


                                                                         CONTINGENT DEFERRED
                                              CUMULATIVE MONTHLY AND    SALES CHARGES PAYABLE
                                                DAILY SALES CHARGE      UPON SURRENDER AT END    CUMULATIVE
                        POLICY VALUE                DEDUCTIONS                 OF YEAR             SALES
                          ADVANCES           ------------------------  -----------------------  CHARGES AS %
    END OF       --------------------------    DOLLAR     % OF TOTAL     DOLLAR     % OF TOTAL    OF TOTAL
  POLICY YEAR      CREDITS     DEDUCTIONS      AMOUNT       PREMIUM      AMOUNT      PREMIUM      PREMIUM
---------------  -----------  -------------  -----------  -----------  -----------  ----------  ------------
           1           0.00          0.00         38.23       2.5487%      190.91     12.7273%     15.2760%
           2           0.00          0.00         78.03       2.6010%      263.60      8.7867%     11.3877%
           3           0.00          0.00        119.36       2.6524%      334.78      7.4396%     10.0920%
           4           0.00          0.00        162.15       2.7025%      404.50      6.7417%      9.4442%
           5           0.00          0.00        206.32       2.7509%      472.82      6.3043%      9.0552%
           6           0.00          0.00        251.82       2.7980%      507.11      5.6346%      8.4326%
           7          19.44          0.00        298.58       2.8436%      422.62      4.0250%      6.8686%
           8          58.32         19.44        331.97       2.7664%      338.08      2.8173%      5.5837%
           9          97.20         58.32        337.41       2.4993%      253.59      1.8784%      4.3777%
          10          97.20         67.18        337.41       2.2494%      169.04      1.1269%      3.3763%
          11          97.20         68.67        337.41       2.0449%       84.55      0.5124%      2.5573%
          12          97.20         70.08        337.41       1.8745%        0.00      0.0000%      1.8745%
          13          97.20         71.30        337.41       1.7303%        0.00      0.0000%      1.7303%
          14          97.20         72.44        337.41       1.6067%        0.00      0.0000%      1.6067%
          15          97.20         73.44        337.41       1.4996%        0.00      0.0000%      1.4996%
          16          97.20         74.28        337.41       1.4059%        0.00      0.0000%      1.4059%
          17          97.20         74.94        337.41       1.3232%        0.00      0.0000%      1.3232%
          18          97.20         75.40        337.41       1.2497%        0.00      0.0000%      1.2497%
          19          97.20         75.62        337.41       1.1839%        0.00      0.0000%      1.1839%


------------------------
(1) See Appendix C for Policy Value Advances in Oregon and in New Jersey.

The second and third columns of the above example show, respectively, the amount of Policy Value Advance credited and the amount deducted to recover Policy Value Advances in each Policy year. The fourth column shows how the monthly and daily deductions for sales charges are deferred beginning in the 8th Policy year (during the time when deductions to recover Policy Value Advances are being made).

                               MALE ISSUE AGE 35
                      STANDARD NONSMOKER UNDERWRITING RISK
                  FACE AMOUNT: $150,000--DEATH BENEFIT TYPE A
               CURRENT CHARGE AND POLICY VALUE ADVANCE SCHEDULES


                                     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        ----------------------------------------------------------------------------------------------------------
           PREMIUMS           0% (1)(2)(3)               4% (1)(2)(3)              8% (1)(2)(3)(4)           12% (1)(2)(3)(4)
END OF   ACCUMULATED    -------------------------  -------------------------  -------------------------  -------------------------
POLICY  AT 5% INTEREST   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER
 YEAR    PER YEAR (1)   BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE
------  --------------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------
  1     $      1,575    150,000   1,119      159   150,000   1,172      211   150,000   1,224      264   150,000   1,277      316
  2            3,229    150,000   2,186    1,134   150,000   2,336    1,284   150,000   2,490    1,439   150,000   2,649    1,598
  3            4,965    150,000   3,216    2,076   150,000   3,508    2,369   150,000   3,817    2,679   150,000   4,144    3,007
  4            6,788    150,000   4,217    2,992   150,000   4,696    3,473   150,000   5,216    3,995   150,000   5,780    4,561
  5            8,703    150,000   5,222    3,914   150,000   5,932    4,628   150,000   6,725    5,425   150,000   7,608    6,312
  6           10,713    150,000   6,236    4,971   150,000   7,223    5,964   150,000   8,355    7,103   150,000   9,650    8,405
  7           12,824    150,000   7,270    6,199   150,000   8,582    7,510   150,000  10,127    9,055   150,000  11,942   10,870
  8           15,040    150,000   8,329    7,472   150,000  10,014    9,157   150,000  12,052   11,195   150,000  14,512   13,654
  9           17,367    150,000   9,389    8,747   150,000  11,498   10,855   150,000  14,117   13,474   150,000  17,364   16,721
 10           19,810    150,000  10,376    9,947   150,000  12,960   12,532   150,000  16,255   15,827   150,000  20,454   20,026
 15           33,986    150,000  14,646   14,646   150,000  20,360   20,360   150,000  28,768   28,768   150,000  41,117   41,117
 20           52,079    150,000  17,520   17,520   150,000  27,642   27,642   150,000  44,898   44,898   150,000  74,223   74,223
 25           75,170    150,000  18,381   18,381   150,000  34,224   34,224   150,000  65,601   65,601   172,478 128,715  128,715
 40          190,260         0        0        0   150,000  34,733   34,733   198,280 185,308  185,308   649,581 607,085  607,085


(1)Assumes annual premium payments of $1,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2)Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

(3)Reflects Policy Value Advances and Cash Value Bonuses credited according to the following schedule:

                                                                       CASH VALUE BONUSES
         POLICY VALUE ADVANCES             ---------------------------------------------------------------------------
----------------------------------------                                BONUS AS A PERCENT OF SURRENDER VALUE
                     CREDIT AS A                                ------------------------------------------------------
  END OF         PERCENT OF 12 TIMES         SURRENDER VALUE       AT THE END OF               AT THE END OF
POLICY YEAR  THE AVERAGE MINIMUM PREMIUM    ON DATE OF BONUS    POLICY YEARS 9 - 19   POLICY YEAR 20 & LATER TO AGE 95
-----------  ---------------------------   -------------------  -------------------   --------------------------------
7                         2%               Less than $25,000           .00%                         .00%
8                         6%               $25,000 to $99,000          .10%                         .10%
9 to Age 95              10%               $99,000 to $199,999         .15%                         .15%
                                           $200,000 or more            .15%                         .25%

(4)Alternative Death Benefit applies: See "Policy Benefits--Death Benefit Options" for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGES 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                      STANDARD NONSMOKER UNDERWRITING RISK
                  FACE AMOUNT: $150,000--DEATH BENEFIT TYPE B
               CURRENT CHARGE AND POLICY VALUE ADVANCE SCHEDULES


                                     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        ----------------------------------------------------------------------------------------------------------
           PREMIUMS           0% (1)(2)(3)               4% (1)(2)(3)               8% (1)(2)(3)               12% (1)(2)(3)
END OF   ACCUMULATED    -------------------------  -------------------------  -------------------------  -------------------------
POLICY  AT 5% INTEREST   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER
 YEAR    PER YEAR (1)   BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE
------  --------------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------
  1     $      1,575    151,117   1,117      157   151,170   1,170      209   151,222   1,222      262   151,274   1,274      314
  2            3,229    152,179   2,179    1,128   152,329   2,329    1,278   152,483   2,483    1,432   152,641   2,641    1,591
  3            4,965    153,203   3,203    2,063   153,494   3,494    2,355   153,802   3,802    2,664   154,127   4,127    2,990
  4            6,788    154,196   4,196    2,970   154,672   4,672    3,448   155,189   5,189    3,967   155,750   5,750    4,530
  5            8,703    155,191   5,191    3,883   155,896   5,896    4,591   156,683   6,683    5,382   157,559   7,559    6,263
  6           10,713    156,194   6,194    4,929   157,173   7,173    5,915   158,296   8,296    7,044   159,580   9,580    8,335
  7           12,824    157,218   7,218    6,146   158,518   8,518    7,446   160,048  10,048    8,977   161,846  11,846   10,775
  8           15,040    158,265   8,265    7,408   159,934   9,934    9,077   161,950  11,950   11,093   164,384  14,384   13,527
  9           17,367    159,311   9,311    8,668   161,397  11,397   10,754   163,985  13,985   13,342   167,195  17,195   16,552
 10           19,810    160,277  10,277    9,849   162,830  12,830   12,401   166,082  16,082   15,654   170,226  20,226   19,797
 15           33,986    164,379  14,379   14,379   169,960  19,960   19,960   178,167  28,167   28,167   190,212  40,212   40,212
 20           52,079    166,913  16,913   16,913   176,613  26,613   26,613   193,123  43,123   43,123   221,144  71,144   71,144
 25           75,190    167,167  17,167   17,167   181,847  31,847   31,847   210,849  60,849   60,849   269,064 119,064  119,064
 40          190,260         0        0        0   167,383  17,383   17,383   271,023 121,023  121,023   650,549 500,549  500,549


(1)Assumes annual premium payments of $1,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2)Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

(3)Reflects Policy Value Advances and Cash Value Bonuses credited according to the following schedule:

                                                                       CASH VALUE BONUSES
         POLICY VALUE ADVANCES             ---------------------------------------------------------------------------
----------------------------------------                                BONUS AS A PERCENT OF SURRENDER VALUE
                     CREDIT AS A                                ------------------------------------------------------
  END OF         PERCENT OF 12 TIMES         SURRENDER VALUE       AT THE END OF               AT THE END OF
POLICY YEAR  THE AVERAGE MINIMUM PREMIUM    ON DATE OF BONUS    POLICY YEARS 9 - 19   POLICY YEAR 20 & LATER TO AGE 95
-----------  ---------------------------   -------------------  -------------------   --------------------------------
7                         2%               Less than $25,000           .00%                         .00%
8                         6%               $25,000 to $99,000          .10%                         .10%
9 to Age 95              10%               $99,000 to $199,999         .15%                         .15%
                                           $200,000 or more            .15%                         .25%

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGES 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                      STANDARD NONSMOKER UNDERWRITING RISK
                  FACE AMOUNT: $150,000--DEATH BENEFIT TYPE A
              GUARANTEED CHARGE AND POLICY VALUE ADVANCE SCHEDULES


                                     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        ----------------------------------------------------------------------------------------------------------
           PREMIUMS           0% (1)(2)(3)               4% (1)(2)(3)               8% (1)(2)(3)             12% (1)(2)(3)(4)
END OF   ACCUMULATED    -------------------------  -------------------------  -------------------------  -------------------------
POLICY  AT 5% INTEREST   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER
 YEAR    PER YEAR (1)   BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE
------  --------------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------
  1     $      1,575    150,000     795        0   150,000     839        0   150,000     884        0   150,000     929        0
  2            3,229    150,000   1,562      500   150,000   1,684      622   150,000   1,810      748   150,000   1,939      877
  3            4,965    150,000   2,299    1,142   150,000   2,530    1,373   150,000   2,775    1,619   150,000   3,035    1,880
  4            6,788    150,000   3,005    1,754   150,000   3,376    2,128   150,000   3,782    2,535   150,000   4,223    2,978
  5            8,703    150,000   3,678    2,336   150,000   4,221    2,883   150,000   4,831    3,496   150,000   5,513    4,181
  6           10,713    150,000   4,315    3,029   150,000   5,061    3,776   150,000   5,921    4,636   150,000   6,910    5,625
  7           12,824    150,000   4,935    3,864   150,000   5,914    4,843   150,000   7,074    6,002   150,000   8,445    7,373
  8           15,040    150,000   5,557    4,700   150,000   6,798    5,941   150,000   8,310    7,453   150,000  10,149    9,292
  9           17,367    150,000   6,178    5,535   150,000   7,712    7,069   150,000   9,635    8,992   150,000  12,039   11,396
 10           19,810    150,000   6,754    6,326   150,000   8,613    8,185   150,000  11,009   10,580   150,000  14,091   13,663
 15           33,986    150,000   8,963    8,963   150,000  12,890   12,890   150,000  18,735   18,735   150,000  27,473   27,473
 20           52,079    150,000   9,586    9,586   150,000  16,232   16,232   150,000  27,852   27,852   150,000  48,272   48,272
 25           75,170    150,000   7,546    7,546   150,000  17,341   17,341   150,000  38,003   38,003   150,000  80,996   80,996
 40          190,260         0        0        0        0        0        0   150,000  60,129   60,129   392,763 367,069  367,069


(1)Assumes annual premium payments of $1,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2)Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

(3)Reflects Policy Value Advances and Cash Value Bonuses credited according to the following schdule:

                                                                       CASH VALUE BONUSES
         POLICY VALUE ADVANCES             ---------------------------------------------------------------------------
----------------------------------------                                BONUS AS A PERCENT OF SURRENDER VALUE
                     CREDIT AS A                                ------------------------------------------------------
  END OF         PERCENT OF 12 TIMES         SURRENDER VALUE       AT THE END OF               AT THE END OF
POLICY YEAR  THE AVERAGE MINIMUM PREMIUM    ON DATE OF BONUS    POLICY YEARS 9 - 19   POLICY YEAR 20 & LATER TO AGE 95
-----------  ---------------------------   -------------------  -------------------   --------------------------------
7                         2%               Less than $25,000           .00%                         .00%
8                         6%               $25,000 to $99,000          .10%                         .10%
9 to Age 95              10%               $99,000 to $199,999         .15%                         .15%
                                           $200,000 or more            .15%                         .25%


(4)Alternative Death Benefit applies: See "Policy Benefits--Death Benefit Options" for further details.


   IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGES 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                      STANDARD NONSMOKER UNDERWRITING RISK
                  FACE AMOUNT: $150,000--DEATH BENEFIT TYPE B
              GUARANTEED CHARGE AND POLICY VALUE ADVANCE SCHEDULES


                                     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                        ----------------------------------------------------------------------------------------------------------
           PREMIUMS           0% (1)(2)(3)               4% (1)(2)(3)               8% (1)(2)(3)               12% (1)(2)(3)
END OF   ACCUMULATED    -------------------------  -------------------------  -------------------------  -------------------------
POLICY  AT 5% INTEREST   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER   DEATH  POLICY  SURRENDER
 YEAR    PER YEAR (1)   BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE    BENEFIT  VALUE    VALUE
------  --------------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------  ------- ------- ---------
  1     $      1,575    150,793    793        0    150,837     837        0   150,882     882        0   150,927     927        0
  2            3,229    151,557  1,557      494    151,678   1,678      616   151,803   1,803      741   151,932   1,932      871
  3            4,965    152,289  2,289    1,131    152,519   2,519    1,362   152,762   2,762    1,606   153,021   3,021    1,866
  4            6,788    152,987  2,987    1,737    153,357   3,357    2,108   153,760   3,760    2,512   154,198   4,198    2,953
  5            8,703    153,652  3,652    2,310    154,191   4,191    2,852   154,796   4,796    3,460   155,472   5,472    4,140
  6           10,713    154,278  4,278    2,993    155,018   5,018    3,732   155,869   5,869    4,584   156,848   6,848    5,563
  7           12,824    154,886  4,886    3,814    155,853   5,853    4,782   156,999   6,999    5,928   158,354   8,354    7,283
  8           15,040    155,492  5,492    4,635    156,717   6,717    5,859   158,208   8,208    7,351   160,021  10,021    9,164
  9           17,367    156,095  6,095    5,452    157,605   7,605    6,962   159,496   9,496    8,853   161,861  11,861   11,218
 10           19,810    156,651  6,651    6,222    158,476   8,476    8,047   160,826  10,826   10,397   163,849  13,849   13,421
 15           33,986    158,700  8,700    8,700    162,491  12,491   12,491   168,127  18,127   18,127   176,545  26,545   26,545
 20           52,079    159,044  9,044    9,044    165,283  15,283   15,283   176,146  26,146   26,146   195,281  45,281   45,281
 25           75,170    156,697  6,597    6,597    165,349  15,349   15,349   183,743  33,743   33,743   222,066  72,066   72,066
 40          190,260         0       0        0         0        0        0   164,120  14,120   14,120   375,644 225,644  225,644


(1)Assumes annual premium payments of $1,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2)Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

(3)Reflects Policy Value Advances and Cash Value Bonuses credited according to the following schedule:

                                                                       CASH VALUE BONUSES
         POLICY VALUE ADVANCES             ---------------------------------------------------------------------------
----------------------------------------                                BONUS AS A PERCENT OF SURRENDER VALUE
                     CREDIT AS A                                ------------------------------------------------------
  END OF         PERCENT OF 12 TIMES         SURRENDER VALUE       AT THE END OF               AT THE END OF
POLICY YEAR  THE AVERAGE MINIMUM PREMIUM    ON DATE OF BONUS    POLICY YEARS 9 - 19   POLICY YEAR 20 & LATER TO AGE 95
-----------  ---------------------------   -------------------  -------------------   --------------------------------
7                         2%               Less than $25,000           .00%                         .00%
8                         6%               $25,000 to $99,000          .10%                         .10%
9 to Age 95              10%               $99,000 to $199,999         .15%                         .15%
                                           $200,000 or more            .15%                         .25%


(4)Alternative Death Benefit applies: See "Policy Benefits--Death Benefit Options" for further details.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS INCLUDING THE PREMIUM AND POLICY VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE PORTFOLIOS. THE DEATH BENEFIT, POLICY VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGES 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY FORTIS BENEFITS OR FORTIS SERIES THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX C

OREGON POLICY VALUE ADVANCES

For Policies issued in Oregon prior to May 15, 1996, Policy Value Advances are credited starting on the last day of the 10th Policy year. The Policy Value Advance credited at the end of that, and each subsequent Policy year prior to the insured's Age 95, will be a percentage (specified below) of the average monthly Minimum Premium (calculated without regard to substandard risks or optional riders), times 12. The average monthly Minimum Premium is the sum of the monthly Minimum Premiums from issue to the end of the year in which the credit is to be made, divided by the number of months over the same period. The Minimum Premium for any month in which the policy is not in force is deemed to be zero.

These Policy Value Advances are guaranteed only to the extent allowed by Oregon.
                        POLICY VALUE ADVANCE PERCENTAGES

 AGE OF                               POLICY YEAR 12
 INSURED     POLICY       POLICY       AND LATER TO
AT ISSUE     YEAR 10      YEAR 11         AGE 95
---------  -----------  -----------  -----------------
   0-70            2%           4%              7%
  71-80            1%           3%              4%

The Policy must be in force as of the time the Policy Value Advance is credited. If the Policy lapses and is reinstated, future Policy Value Advances will only be credited if the policy has been in force for 1 year from the date of reinstatement. There are no premium payment or other requirements in order to be eligible for the Policy Value Advances.

In all other respects Policy Value Advances for Policies issued in Oregon prior to May 15, 1996 are the same as for Policies issued in other states.

In view of the above described differences in the Policy Value Advances in Oregon, the tables in Appendix B that demonstrate the effect of Policy Value Advances would show somewhat less favorable results with respect to a Policy issued in Oregon.

NEW JERSEY POLICY VALUE ADVANCES

For Policies issued in the state of New Jersey, Fortis Benefits intends to pay, beginning on the first Monthly Anniversary in the tenth Policy year, and on each subsequent Monthly Anniversary prior to the insured's Age 95, a percentage of the average monthly Minimum Premium to date under the Policy (calculated without regard to substandard risks or optional riders).

                      POLICY VALUE ADVANCE PERCENTAGE RATE

                                            IN
 AGE OF        IN           IN        POLICY YEARS 12
 INSURED     POLICY       POLICY       AND LATER TO
AT ISSUE     YEAR 10      YEAR 11         AGE 95
---------  -----------  -----------  -----------------
   0-70            2%           4%              7%
  71-80            1%           3%              4%

There are no prior premium payment requirements which must be met in order for a Policy to be eligible. These Policy Value Advances are not guaranteed and may be discontinued at any time at the discretion of Fortis Benefits.

NEW JERSEY CASH VALUE BONUSES

For Policies issued in the state of New Jersey, Fortis Benefits intends to credit, beginning on the first Monthly Anniversary in the ninth Policy year, and on each subsequent Monthly Anniversary prior to the insured's Age 95, a percentage of the Policy Value on that date at an annual percentage rate of .05% in Policy years 9 through 19 and .15% thereafter until Age 95 of the insured. The Cash Value Bonuses may be discontinued at any time at the discretion of Fortis Benefits.

APPENDIX D

THE GENERAL ACCOUNT

A POLICY OWNER MAY ALLOCATE PREMIUMS OR TRANSFER POLICY VALUE TO THE GENERAL ACCOUNT, WHICH CONSISTS OF ALL FORTIS BENEFITS' ASSETS NOT HELD IN THE SEPARATE ACCOUNT OR OTHER SEGREGATED ASSET ACCOUNTS. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE GENERAL ACCOUNT NOR ANY INTERESTS THEREIN ARE GENERALLY SUBJECT TO THE PROVISIONS OF THOSE ACTS AND FORTIS BENEFITS HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

This prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy involving the Separate Account and contains only selected information regarding the General Account. More information regarding the General Account may be obtained from Fortis Benefits' Home Office or from your sales representatives.

GENERAL DESCRIPTION

Subject to applicable law, Fortis Benefits has sole discretion over the investment of the assets of the General Account. Unlike the assets of the Separate Account, the assets of the General Account are chargeable with liabilities arising out of any other business of Fortis Benefits.

The allocation or transfer of amounts to the General Account does not entitle a Policy owner to share in the investment experience of the General Account. Instead, Fortis Benefits guarantees that Policy Value in the General Account will accrue interest at an effective annual rate of at least 5%, independent of the actual investment experience of the General Account. Fortis Benefits is not obligated to credit interest at any higher rate, although Fortis Benefits, in its sole discretion, may do so. The rates of interest actually credited to any amount in the General Account from time to time may vary depending on when that amount was first allocated to the General Account.

The Policy owner may select either Death Benefit Type A or B under the Policy and may change such option or the Policy's Face Amount, subject to satisfactory evidence of insurability where required and subject to all the conditions and limitations applicable to such transactions generally. See "Policy Benefits."

GENERAL ACCOUNT POLICY VALUE

The Policy Value in the General Account will reflect the amount and frequency of premium payments allocated to the General Account, the amount of interest and any Policy Value Advances and Cash Value Bonuses credited to amounts in the General Account, any partial withdrawals, any transfers from or to the Separate Account, any Policy loans and the Monthly Deduction imposed on amounts in the General Account in connection with the Policy. Charges under a Policy are the same as when the Separate Account is being used, except that no daily charges for mortality and expense risk or premium tax and sales expenses, or daily deductions to recover any Policy Value Advances, are imposed on amounts of Policy Value in the General Account. See "Charges and Deductions."

TRANSFERS, SURRENDERS AND POLICY LOANS

Amounts in the General Account are generally subject to the same rights and limitations and will be subject to the same charges as are amounts allocated to the Subaccounts of the Separate Account with respect to transfers, total surrenders, partial withdrawals, and Policy loans. See "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value," "Loan Privileges," and "Surrender and Partial Withdrawal." One exception is that transfers out of the General Account are limited to one transfer in each Policy year which may not be for more than 50% of the Policy Value in the General Account (excluding the amount of General Account Policy Value attributable to Policy loans) at the date of transfer. However, if the unloaned General Account Policy Value at the date of transfer is less than $1,000, the entire unloaned balance may be transferred from the General Account to the Separate Account. See "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value." Fortis Benefits reserves the right to review these limits on an annual basis and, subject to the limits in the Policy, to reduce them.

VARIABLE UNIVERSAL LIFE SERVICE REQUEST                           [LOGO]

- The Policy owner(s) may use this form to request services for a NEW or EXISTING policy.

- CONTRACT INFORMATION and SIGNATURES must be completed to allow us to complete the service request.

/1/  TELEPHONE TRANSFER AUTHORIZATION

/ / Check this box to authorize telephone transfer by owner(s) or registered representative.

/ /  Check this box to authorize telephone transfer by owner(s) only.

/2/  TRANSFER REQUEST

     The owner(s) and/or registered representative may transfer by telephone amount investment choices.
     I have read the telephone transfer authorization terms in the prospectus and elect telephone transfers.
     Move all or part of your existing asset balances from one subaccount to another.

-    Specify dollar amounts OR whole percentages

- Transfers from the General Account to the Separate Account ONLY are subject to the following:

     1. Maximum transfer is 50% of your unloaned General Account value once per policy year.

     2. If unloaned General Account value is less than $1,000, you may transfer the entire unloaned balance.

   TRANSFER FROM                                       TRANSFER TO
$___________ Lazard Freres -
             International Stock                       $____________%
$___________ Fortis - Global Growth                    $____________%
$___________ Morgan Stanley -
             Global Asset Allocation                   $____________%
$___________ Fortis - Aggressive Growth                $____________%
$___________ Berger - Small-Cap Value                  $____________%
$___________ Fortis - Growth Stock                     $____________%
$___________ Dreyfus - Mid-Cap Stock                   $____________%
$___________ Alliance - Premier Growth                 $____________%
$___________ T. Rowe Price - Blue Chip                 $____________%
$___________ Dreyfus - S&P 500 Index                   $____________%
$___________ Fortis - Growth & Income                  $____________%
$___________ Fortis - Value                            $____________%
$___________ Fortis - Asset Allocation                 $____________%
$___________ Mercury - Global Bond                     $____________%
$___________ Fortis - High Yield                       $____________%
$___________ Fortis - Diversified Income               $____________%
$___________ Fortis - U.S. Government
             Securities                                $____________%
$___________ Fortis - Money Market                     $____________%

CONTRACT INFORMATION:

Policy Number _______________________________________________________

/ /  New Policy  / /  Existing
_____________________________________________________________________
Name of Policy Owner
_____________________________________________________________________
Name of Joint Owner (if applicable)
_____________________________________________________________________
Social Security Number of Owner
_____________________________________________________________________
Address
_____________________________________________________________________
City State     Zip Code

Telephone Number ( _______ ) ________________________________________

/ /  Citizen of U.S.  / /  Resident Alien of U.S.
/ /  Other __________________________________________________________

/3/  SYSTEMATIC TRANSFER (DOLLAR COST AVERAGING):

Automatically move assets among investment choices.

-    Specify dollar amounts only
-    $5,000 minimum beginning balance, minimum transfer: $50
- General Account: Monthly amount must be less than or equal to 1/36 of the principal.
-    Frequency: Monthly

TRANSFER $______________________ on the 1st day of each month from the ________________________ account to the following accounts:

$____________ Lazard Freres -
              International Stock
$____________ Fortis - Global Growth
$____________ Morgan Stanley -
              Global Asset Allocation
$____________ Fortis - Aggressive Growth
$____________ Berger - Small-Cap Value
$____________ Fortis - Growth Stock
$____________ Dreyfus - Mid-Cap Stock
$____________ Alliance - Premier Growth
$____________ T. Rowe Price - Blue Chip
$____________ Dreyfus - S&P 500 Index
$____________ Fortis - Growth & Income
$____________ Fortis - Value
$____________ Fortis - Asset Allocation
$____________ Mercury - Global Bond
$____________ Fortis - High Yield
$____________ Fortis - Diversified Income
$____________ Fortis - U.S. Government Securities
$____________ Fortis - Money Market


98009 -C-Fortis 4/98

INSTRUCTIONS FOR SECTIONS 4, 5 & 6:

     A.   Use whole percentages

     B.   Must equal 100%

/4/  CHANGE OF PREMIUM ALLOCATION

     Indicate which subaccount(s)
     incoming premium dollars should
     be allocated to future payments.

     -    Specify future premium allocations.


$___________ Lazard Freres -
             International Stock
$___________ Fortis - Global Growth
$___________ Morgan Stanley -
             Global Asset Allocation
$___________ Fortis - Aggressive Growth
$___________ Berger - Small-Cap Value
$___________ Fortis - Growth Stock
$___________ Dreyfus - Mid-Cap Stock
$___________ Alliance - Premier Growth
$___________ T. Rowe Price - Blue Chip
$___________ Dreyfus - S&P 500 Index
$___________ Fortis - Growth & Income
$___________ Fortis - Value
$___________ Fortis - Asset Allocation
$___________ Mercury - Global Bond
$___________ Fortis - High Yield
$___________ Fortis - Diversified Income
$___________ Fortis - U.S. Government
             Securities
$___________ Fortis - Money Market

 100 % TOTAL

/5/   PRIVILEGED ACCOUNT SERVICE

     Automatically rebalances the assets within your policy. Note: This does not change future Premium Allocations.

     -    $2,000 minimum policy value

     FREQUENCY:
     / /  Quarterly (3/31, 6/30, 9/30, 12/31)
     / /  Semi-Annual (6/30, 12/31)
     / /  Annual (12/31)

$___________ Lazard Freres -
             International Stock
$___________ Fortis - Global Growth
$___________ Morgan Stanley -
             Global Asset Allocation
$___________ Fortis - Aggressive Growth
$___________ Berger - Small-Cap Value
$___________ Fortis - Growth Stock
$___________ Dreyfus - Mid-Cap Stock
$___________ Alliance - Premier Growth
$___________ T. Rowe Price - Blue Chip
$___________ Dreyfus - S&P 500 Index
$___________ Fortis - Growth & Income
$___________ Fortis - Value
$___________ Fortis - Asset Allocation
$___________ Mercury - Global Bond
$___________ Fortis - High Yield
$___________ Fortis - Diversified Income
$___________ Fortis - U.S. Government
             Securities
$___________ Fortis - Money Market

 100 % TOTAL

/6/  SPECIFY MONTHLY DEDUCTIONS

Indicate which subaccount you want
the monthly deductions from.

-    Loans and withdrawals will also
     follow this unless otherwise stated.

- If the subaccount chosen does not have sufficient amount to cover monthly charges, pro rata allocation will be automatically used.

$___________ Lazard Freres -
             International Stock
$___________ Fortis - Global Growth
$___________ Morgan Stanley -
             Global Asset Allocation
$___________ Fortis - Aggressive Growth
$___________ Berger - Small-Cap Value
$___________ Fortis - Growth Stock
$___________ Dreyfus - Mid-Cap Stock
$___________ Alliance - Premier Growth
$___________ T. Rowe Price - Blue Chip
$___________ Dreyfus - S&P 500 Index
$___________ Fortis - Growth & Income
$___________ Fortis - Value
$___________ Fortis - Asset Allocation
$___________ Mercury - Global Bond
$___________ Fortis - High Yield
$___________ Fortis - Diversified Income
$___________ Fortis - U.S. Government
             Securities
$___________ Fortis - Money Market

 100 % TOTAL
--------------------------------------------------------------------------------

SIGNATURES:

_______________________________________ ______________
Policy Owner's Signature                    Date

_______________________________________ ______________
Joint Owner's Signature                     Date

( _________ ) ________________________________________
Daytime Telephone Number

REPRESENTATIVE INFORMATION (IF KNOWN):

_______________________________________ ______________
Registered Representative's Signature       Date

______________________________________________________
Registered Representative's Name (please print)

______________________________________________________
Representative's Contract Number

( _________ ) ________________________________________
Registered Representative's Telephone Number

[LOGO]

Fortis Benefits Insurance Company
Variable Universal Life
P.O. Box 64284 - St. Paul, MN 55164 - (800) 800-2000


98009 -C-Fortis 4/98

The Fortis logo and Fortis-SM- are servicemarks of Fortis AMEV and Fortis AG.

                             VARIABLE UNIVERSAL LIFE
                             LIFE INSURANCE SECTION
                                  1035 EXCHANGE


Internal Revenue Code Section 1035 permits a nontaxable transfer of Life Insurance policies between Insurance Companies. When circumstances warrant replacing one policy with another, a 1035 EXCHANGE allows policyholders to retain the cost basis in the initial policy and to defer taxation on any gain in the policy.

You may use a 1035 Exchange to make a nontaxable transfer from a life insurance policy to a life insurance policy, provided that the insured on the new policy is the same as the insured on the original policy.

If the original policy is a MEC, the owner of the new policy must be the same or the exchange will be taxable. In all cases, if the owner of the new policy is different than the owner of the old policy, the change of ownership must be due to a gift, not a sale to the new owner, or the exchange will be taxable.

You may not use a 1035 exchange to make a nontaxable transfer from an endowment policy or an annuity contract to a life insurance policy.

A 1035 exchange of a policy with an outstanding loan may produce unfavorable tax consequences. The original carrier must generally report the amount of the outstanding loan as taxable income to the extent of gain on the original contract.

The effect of the Technical and Miscellaneous Revenue Act of 1988 (TAMRA) on 1035 exchanges is not entirely clear. However if a new policy is issued in exchange for a MEC policy, the new policy will also be a MEC. Reduction in face amount from the old policy to the new policy is generally not recommended.

INSTRUCTIONS FOR REQUESTING A SECTION 1035 EXCHANGE

/ /  1)   A completed LIFE APPLICATION

/ /  2)   Indicate on the app that this is A "1035 EXCHANGE."

/ /  3)   Complete any necessary REPLACEMENT FORMS.

/ /  4)   Complete a T.O.M. (if on monthly mode) Automatic
          Bank Draft Authorization Form (95765) and collect a voided check from your client.

/ /  5)   Include any necessary life insurance ledger
          illustrations.

/ /  6)   Have your client complete the attached
          1035 EXCHANGE LETTER OF INTENT/
          ABSOLUTE ASSIGNMENT.

/ /  7)   Collect the OLD POLICY from the insured.

/ /  8)   Collect a COMPLETED SURRENDER FORM
          OF THE OTHER INSURER.

SEND THE ABOVE ITEMS TO THE HOME OFFICE.

The processing of the exchange will be coordinated by the VUL New Business/1035 Unit. When the surrender value is received in the Home Office, we will allocate all monies to the new policy.

You and your client will be notified when we receive payment. A confirmation notice will be sent to the client.


The Company agrees to and accepts the terms of this exchange agreement and the accompanying directions to issuer of original contract/policy.

               ALLOW 2 TO 3 MONTHS FOR PROCESSING OF THE EXCHANGE.


[LOGO]

FORTIS FINANCIAL GROUP
Fortis Advisers, Inc. (fund management since 1949)
Fortis Investors, Inc. (principal underwriter; member NASD, SIPC)
Fortis Benefits Insurance Company & Fortis Insurance Company (issuers of FFG's insurance products)
P.O. Box 64284 - St. Paul, MN 55164 - (800) 800-2000
http://www.ffg.us.fortis.com

95757 -C-Fortis 4/98

The Fortis logo and Fortis-SM- are servicemarks of Fortis AMEV and Fortis AG.

              1035 EXCHANGE - LETTER OF INTENT/ABSOLUTE ASSIGNMENT


Fortis Policy #____________________________________________
Insured Policy Owner ______________________________________
Social Security # _________________________________________
(TAXPAYER I.D.)
Previous Company Information ______________________________
Old Contract # ____________________________________________
Company Name ______________________________________________
Company Address ___________________________________________
City, State, Zip __________________________________________
Telephone # _______________________________________________
Estimated Contract Value __________________________________


In accordance with Internal Revenue Code #1035, I wish to transfer the funds standing to my credit on the listed policy directly to Fortis Benefits Insurance Company. It is my wish to avoid constructive or actual receipt of my funds. I understand that should verification of this exchange be required by the IRS, it will be my responsibility to provide such documentation. Therefore, I absolutely assign my policy to Fortis Benefits Insurance Company. I understand that completion of this form is to effect an assignment of my policy and does not guarantee a 1035 exchange. I further request that this policy be exchanged in a timely manner and that no cash value is to be depleted as a non-forfeiture option for additional premium payments.

                       ABSOLUTE ASSIGNMENT/CASH SURRENDER

I, (owner) ____________________________________, absolutely assign and transfer all rights, titles and interest in policy number ______________________ from ____________________________________ to Fortis Benefits Insurance Company, St.
Paul, Minnesota, its successors or assigns to effect a Section 1035 Exchange. Executed this ______________________ day of _______________________________.
I ask that you send the surrender check, payable to Fortis Benefits Insurance Company, to:

VUL New Business Department; Fortis Benefits Insurance Company; P.O. Box 64582, St. Paul MN 55164-0582.

Total of all premiums paid, less any dividends and any other supplemental insurance coverage charges: $

/ / IF NO CASH VALUE OR IF A TERM PRODUCT, PLEASE CHECK THE BOX AND PROVIDE COST BASIS ABOVE. ______________

Please answer the following questions:

     1.   Is the policy a modified endowment contract within the meaning of
          section 7702A of the Internal Revenue Code (TAMRA)?  / / Yes   / / No

     2.   What is the face amount of the policy? $_____________

     3.   Is there an outstanding loan on this policy?     / / Yes   / / No
           If yes, indicate amount $_____________

     4.   Was there a loan on this policy during the last 2 years (24 months)?
          / / Yes     / / No
          If yes, indicate amount. $_____________

     5.   Was there a withdrawal from this policy within the last 2 years (24
          months)?     / / Yes     / / No
          If yes, indicate amount. $_____________

     6.   I certify the policy which I plan to replace is lost.
          / / Yes     / / No

     NOTE: YOU MAY PROVIDE ALL THIS INFORMATION ON A COPY OF THIS LETTER OR ON THE CHECK STUB.

_______________________________________________________________________________
Name of Policy Owner (please print)

_______________________________________________________________________________
Signature of Policy Owner                                          Date

_______________________________________________________________________________
Policy Owner address

_______________________________________________________________________________
Signature if other than policy owner (spouse, collateral assignee, etc.)

_______________________________________________________________________________
Agent's Name and Number (please print)

_______________________________________________________________________________
Signature of Agent                                                 Date

_______________________________________________________________________________
Officer of Fortis Benefits Signature                               Date


95757 -C-Fortis 4/98                                               [LOGO}

      [LOGO]
FORTIS FINANCIAL GROUP
P.O. BOX 64284
ST. PAUL, MN 55164

                                         BULK RATE
                                        U.S. POSTAGE
                                            PAID
                                      PERMIT NO. 3794
                                      MINNEAPOLIS, MN


PROSPECTUS
MAY 1, 1998


FORTIS
SERIES FUND, INC.


FORTIS
WALL STREET
VUL220

                                   PART II

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     Facing Sheet
     Cross-Reference Table (Filed as part of the initial filing of this Form S-6 Registration Statement made on May 5, 1989)

     Prospectus, consisting of    pages

     Undertaking to File Reports (Filed as part of the initial filing of this Form S-6 Registration Statement made on May 5, 1989)

     Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 (Filed as part of the initial filing of this Form S-6 Registration Statement on May 5, 1989)


     Reasonableness Representation. Fortis Benefits Insurance Company represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Fortis Benefits under the Policies. Fortis Benefits bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Fortis Benefits to make a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.


     Signatures

     Written Consents of the following persons:

          Kay M. Doughty, ASA, MAAA (See Exhibit 6 below)

          Douglas R. Lowe, Esq. (Filed with Exhibit 3 below)

          Ernst & Young LLP, Independent Auditors


     The following exhibits:

     1A. (1) --Resolution of Board of Directors of Fortis Benefits effecting the establishment of Variable Account C (Filed as part of the initial filing of this Form S-6 Registration Statement made on May 5, 1989)

          (2)  --Not applicable

          (3) --(a) Distribution Agreement between Fortis Benefits and Fortis Investors, Inc. (Filed as part of Post-Effective Amendment No. 9 to this Form S-6 Registration Statement filed on April 29, 1994).

               --(b) Form of Dealer Sales Agreement. (Incorporated by reference from Post-Effective Amendment No. 12 to this Form N-4 Registration Statement, File No. 33-19421 filed on December 22,
               1994).

               --(c) Schedule of sales commission (Incorporated by reference from "Distribution of the Policies" in the attached prospectus)

          (4)  --Not applicable

          (5) --(a) Specimen Flexible Premium Variable Life Insurance Policy. (Filed as part of Post-Effective Amendment No. 13 to this Form S-6 Registration Statement filed April 29, 1996).

               --(b) Form of Child Insurance Rider (Incorporated by reference from Exhibit 1.A(5) to Pre-Effective Amendment No. 1 to registrant's Form S-6 Registration Statement (File No. 33-03919) filed on November 5, 1986)

               --(c) Forms of Waiver of Monthly Deductions Rider, Additional Insured Rider and Primary Insured Rider (Filed as part of Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement on August 18, 1989)

               --(d) Forms of Waiver of Selected Amount Rider, Exchange of Policy Rider, Extend Maturity Date Rider, Term Conversion Rider and Accelerated Death Benefit Rider. (Filed as part of Post-Effective Amendment No. 9 to this Form S-6 Registration Statement filed on April 29, 1994)

               --(e) Forms of Additional Insured Rider Plus and Primary Insured Rider Plus. (Filed as part of Post-Effective Amendment No. 12 to this Form S-6 registration statement filed on April 28, 1995.

          (6) --(a) Articles of Incorporation of Fortis Benefits (Incorporated by reference from Exhibit 1.A(6)(a) to the initial filing of registrant's Form S-6 Registration Statement (File No. 33-03919) made on March 17, 1986)

               --(b) Bylaws of Fortis Benefits (Incorporated by reference from
               Exhibit 1.A(6)(b) to the initial filing of registrant's Form S-6 Registration Statement (File No. 33-03919) made on March 17,
               1986)

               --(c) Amendment to Articles of Incorporation and Bylaws dated November 21, 1991 (Filed as part of Post-Effective Amendment No. 4 to this Form S-6 Registration Statement filed on March 2,
               1992)

          (7)  --Not applicable

          (8)  --Not applicable

          (9)  --Not applicable

          (10) --(a) Application Form for Flexible Premium Variable Life Insurance Policy and Form of Temporary Insurance Agreement. (Filed as part of Post-Effective Amendment No. 9 to this Form S-6 Registration Statement filed on April 29, 1994).

               --(b) Policy Change Application, Transfer Request Form, and Change of Premium Allocation Form (Filed as part of Post-Effective Amendment No. 4 to this Form S-6 Registration Statement filed on March 2, 1992)

     2.        --See Exhibit 1.A(5) above

     3. --Opinion and consent of counsel as to the legality of Securities being registered (Filed as part of Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement on August 18, 1989)

     4.        --Not applicable

     5.        --Not applicable

     6. --(a) Opinion and consent of actuary (Filed as part of Pre-Effective Amendment No. 5 to this Form S-6 Registration Statement on November 29, 1989)

               --(b) Supplemental Opinion and Consent of Actuary

     7. --Forms of Notice of Cancellation Right and Request for Cancellation pursuant to Rule 6e-3(T)(b)(13)(viii) under the Investment Company Act of 1940 (Filed as part of Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement on August 18, 1989)

     8.        --Method of computing exchange pursuant to Rule 6e-3(T)(b)(13)
               (v)(B) under the Investment Company Act of 1940 (Not required because there will be no cash value adjustments in connection with the right to transfer Policy Value to the General Account, which registrant intends to satisfy the requirements of said provision)

     9.        --Not applicable


     10. --(a) Memorandum of Certain Procedures with Respect to Pricing and Processing of Transactions Pursuant to Rule 6e-3(T)(b)(12)
               (iii) (Incorporated by reference from Exhibit 10 to Post-Effective Amendment No. 6 to registrant's Form S-6 Registration Statement (File No. 33-03919) filed on April 28,
               1989)

               --(b) Supplemental Memorandum in connection with Exhibit 10(a) (Filed as Exhibit 10(b) to Post-Effective Amendment No. 1 to this registration statement filed April 30, 1990)

               --(c) Second Supplemental Memorandum in connection with
               Exhibit 10(a) (Incorporated by reference from Exhibit 10(c) to Post-Effective Amendment No. 2 to registrant's Form S-6 Registration Statement, File No. 33-48266, Filed on April 29,
               1993).

     11. -- Power of Attorney for Messrs. Freedman, Gaddy, Mackin, Keller, Clayton, Mahoney, Clancy, Meler and Greiter (Incorporated by reference from Exhibit 11 to registrant's Form S-6 Registration Statement File No. 33-73138, filed December 17, 1993).

     12.       --Not applicable

                                 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, FORTIS BENEFITS INSURANCE COMPANY has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested all in the City of St. Paul, Minnesota, this 27th day of April, 1998. Fortis Benefits Insurance Company hereby makes the representation required by Rule 485(b)(4) under the Securities Act of 1933, and further represents that the amended registration statement contains no information that would render Rule 485(b) unavailable.


                                       FORTIS BENEFITS INSURANCE COMPANY


                                       By:    /s/ Robert Brian Pollock
                                           -----------------------------------
                                              Robert Brian Pollock, President


Attest:       /s/ Douglas R. Lowe
        ------------------------------------
                Douglas R. Lowe
                Associate General Counsel--
                Life and Investment Products


Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on April 27, 1998.


/s/ Robert Brian Pollock
--------------------------------------------
Robert Brian Pollock, President and Director
(Chief Executive Officer)


/s/ Michael John Peninger
--------------------------------------------
Michael John Peninger, Senior Vice President
Chief Financial Officer
(Principal Financial and Accounting Officer)


/s/ Dean Conrad Kopperud
--------------------------------------------
Dean Conrad Kopperud, Director


*
--------------------------------------------
Allen Royal Freedman, Chairman of the Board


*
--------------------------------------------
Thomas Michael Keller, Director


*
--------------------------------------------
J Kerry Clayton, Director


*By: /s/ Robert Brian Pollock
     ---------------------------------------
     Robert Brian Pollock, Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant, VARIABLE ACCOUNT C of Fortis Benefits Insurance Company, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to the hereunto affixed and attested, all in the City of St. Paul, State of Minnesota this 27th day of April, 1998.


                                       VARIABLE ACCOUNT C
                                       OF FORTIS BENEFITS INSURANCE COMPANY


                                       By: FORTIS BENEFITS INSURANCE COMPANY
                                              (Depositor)


                                       By:  /s/ Robert Brian Pollock
                                           -----------------------------------
                                            Robert Brian Pollock, President


                                       Attest:  /s/ Douglas R. Lowe
                                               -------------------------------
                                                Douglas R. Lowe,
                                                Associate General Counsel --
                                                Life and Investment Products

                       Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 1998 on the financial statements of Fortis Benefits Insurance Company and our report dated March 27, 1998 on the financial statements of Fortis Benefits Insurance Company Variable Account C (Account C) in Post-Effective Amendment No. 15 to the Registration Statement (Form S-6 No. 33-28551) and the related Prospectus of Fortis Benefits Insurance Company for the registration of an indefinite amount of interests in Account C pursuant to variable life insurance policies.

                                       /s/ ERNST & YOUNG, LLP

Minneapolis, Minnesota
April 28, 1998

                              INDEX TO EXHIBITS



     6(b)           Supplemental Opinion and
                    Consent of Actuary